As filed with the Securities and Exchange Commission on October 29, 2014

Registration Nos. 333-177616 and 811-04844

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment Number	☐
Post-Effective Amendment Number: 5	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment Number: 105	☒

(Check appropriate box or boxes)

Separate Account I of Integrity Life Insurance Company

(Exact Name of Registrant)

Integrity Life Insurance Company

(Name of Depositor)

400 Broadway, Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)  (Zip Code)

(513) 629-1854

(Depositor’s Telephone Number, including Area Code)

The Western and Southern Life Insurance Company

(Name of Guarantor)

400 Broadway, Cincinnati, Ohio 45202

(Address of Guarantor’s Principal Executive Offices)  (Zip Code)

(513) 629-1854

(Guarantor’s Telephone Number, including Area Code)

Rhonda S. Malone, Esq.

Counsel – Securities

Western & Southern Financial Group, Inc.

400 Broadway, Cincinnati, Ohio  45202

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on December 31, 2014 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-eff amendment designates a new effective date for a previously filed post-effective amendment.

Pinnacle V (post 1-1-12)

December 31, 2014

Integrity Life Insurance Company

Separate Account I of Integrity Life Insurance Company

This prospectus describes the Pinnacle V (post 1-1-12) flexible premium variable annuity contract and the Investment Options available under the contract.  This prospectus contains information about Separate Account I of Integrity Life Insurance Company (Separate Account I) and the contract that you should know before investing.  You should read this prospectus and any supplements, and retain them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined that this prospectus is adequate.  Any representation to the contrary is a criminal offense.

A registration statement relating to this contract that includes a Statement of Additional Information (SAI) dated December 31, 2014, material incorporated by reference and information about Separate Account I and Integrity Life Insurance Company, has been filed with the SEC (file numbers 811-04844 and 333-177616).  The SAI is incorporated by reference into this prospectus.  A free copy of the SAI is available by sending in the form on the last page of this prospectus, or by writing or calling our Administrative Office listed in the glossary.  The table of contents for the SAI is at the end of Part 9 of this prospectus.

You can review and copy information about this annuity contract at the SEC’s Public Reference Room in Washington, D.C.  For hours of operation of this Public Reference Room, please call 202-551-8090.  You also may obtain information about the annuity contract on the SEC’s Internet site at http://www.sec.gov.  Copies of that information are also available, after paying a duplicating fee, by writing the SEC’s Public Reference Section, 100 F. Street NE, Washington, D.C. 20549-0102.

This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made.  No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

This annuity is not a bank product and is not an obligation of, nor guaranteed by, the financial institution where it is offered.  It is not insured by the FDIC, NCUSIF or other federal entity.  It is subject to investment risks, including possible loss of the principal amount invested.

You may invest your contributions in any of the Investment Options listed below.

American Funds Insurance Series	INVESCO (AIM) Variable Insurance Funds, Series II
American Funds I.S. Global Growth Fund, Class 4	Invesco V.I. American Franchise Fund
American Funds I.S. Growth Fund, Class 4	Invesco V.I. American Value Fund
American Funds I.S. Growth-Income Fund, Class 4	Invesco V.I. Comstock Fund
American Funds I.S. Managed Risk Asset Allocation Fund, Class P2	Invesco V.I. International Growth Fund
American Funds I.S. New World Fund, Class 4
(Morgan Stanley) The Universal Institutional Funds, Inc., Class II
BlackRock Variable Series Funds, Inc., Class III	Morgan Stanley UIF Emerging Markets Debt Portfolio
BlackRock Capital Appreciation V.I. Fund	Morgan Stanley UIF Emerging Markets Equity Portfolio
BlackRock Global Allocation V.I. Fund	Morgan Stanley UIF U.S. Real Estate Portfolio

Columbia Funds Variable Portfolios	Northern Lights Variable Trust, Class 3
Columbia VP – Mid Cap Value Opportunity Fund, Class 1	TOPS® Managed Risk Moderate Growth ETF Portfolio
Columbia VP – Small Cap Value Fund, Class 2
PIMCO Variable Insurance Trust, Advisor Class
Deutsche Investments VIT Funds, Class B	PIMCO All Asset Portfolio
Deutsche Small Cap Index VIP Fund	PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Long-Term U.S. Government Portfolio
Fidelity® Variable Insurance Products, Service Class 2	PIMCO Low Duration Portfolio
Fidelity VIP Asset Manager Portfolio	PIMCO Real Return Portfolio
Fidelity VIP Balanced Portfolio	PIMCO Total Return Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP Equity-Income Portfolio	Guggenheim VT Global Managed Futures Strategy Fund
Fidelity VIP Freedom 2010 Portfolio**	Guggenheim VT Long Short Equity Fund
Fidelity VIP Freedom 2015 Portfolio	Guggenheim VT Multi-Hedge Strategies Fund***
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio	Touchstone® Variable Series Trust
Fidelity VIP Freedom 2030 Portfolio*	Touchstone VST Active Bond Fund
Fidelity VIP Growth Portfolio	Touchstone VST Baron Small Cap Growth Fund
Fidelity VIP High Income Portfolio	Touchstone VST High Yield Fund
Fidelity VIP Index 500 Portfolio	Touchstone VST Large Cap Core Equity Fund
Fidelity VIP Investment Grade Bond Portfolio	Touchstone VST Mid Cap Growth Fund
Fidelity VIP Mid Cap Portfolio	Touchstone VST Money Market Fund
Fidelity VIP Overseas Portfolio	Touchstone VST Third Avenue Value Fund
Fidelity VIP Target Volatility Portfolio	Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
Franklin® Templeton® VIP Trust, Class 2	Touchstone VST Moderate ETF Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund	Fixed Accounts
Franklin Large Cap Growth VIP Fund	Guaranteed Rate Options*
Franklin Mutual Shares VIP Fund	Systematic Transfer Options****
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

*     Fund not available with optional Guaranteed Lifetime Income Advantage 1 and 2 Riders

**    Fund available in contracts purchased before May 1, 2013

***  Fund available in contracts purchased before May 1, 2012

**** Fund not available with optional Guaranteed Lifetime Income Advantage 1

iShares® and Blackrock® are registered trademarks of BlackRock, Inc. and its affiliates (BlackRock).  All other trademarks, service marks or registered trademarks are the property of their respective owners.  BlackRock’s only relationship to Integrity is the licensing of certain trademarks and trade names of BlackRock.  Integrity’s variable annuities and Touchstone ETF Funds are not sponsored, endorsed, sold or promoted by BlackRock.  BlackRock makes no representations or warranties to the owners of Integrity’s variable annuities or any member of the public regarding the advisability of investing in them or the iShares Funds.  BlackRock has no obligation or liability in connection with the operation, marketing, sale or trading of Integrity’s variable annuities.

How You Make Requests and Give Instructions	42
Abandoned or Unclaimed Property	42
Part 6 - Optional Benefits	42
Guaranteed Lifetime Income Advantage 1 Rider (GLIA 1)	42
Guaranteed Lifetime Income Advantage 2 Rider (GLIA 2)	50
Enhanced Earnings Benefit Rider (EEB)	58
Part 7 - Voting Rights	59
How Portfolio Shares Are Voted	59
How We Determine Your Voting Shares	59
Part 8 - Tax Aspects of the Contract	60
Introduction	60
Your Contract is an Annuity	60
Taxation of Annuities Generally	60
Tax Treatment of Living Benefits	61
Tax-Favored Retirement Programs	61
Federal and State Income Tax Withholding	62
Tax Status of the Company	63
Transfers Among Investment Options	63
Part 9 - Additional Information	63
Systematic Withdrawal Program	63
Income Plus Withdrawal Program	63
Choices Plus Required Minimum Distribution (RMD) Program	64
Dollar Cost Averaging Program	64
Systematic Transfer Program	65
Customized Asset Rebalancing Program	65
Systematic Contributions Program	66
Legal Proceedings	66
Table of Contents of Statement of Additional Information	66
Appendices	67
Appendix A - Financial Information for Separate Account I of Integrity (Pinnacle V)	67
Appendix B - Withdrawal Charge Examples	80
Appendix C - Illustration of a Market Value Adjustment	82
Appendix D - Parties to the Contract and Guide to Spousal Continuation	84
Appendix E-1 - Illustration of Guaranteed Lifetime Income Advantage 1	86
Appendix E-2 - Illustration of Guaranteed Lifetime Income Advantage 2	92
Appendix F - Illustration of Enhanced Earnings Benefit (EEB)	99
Appendix G - Total Annual Portfolio Operating Expense Table	100

GLOSSARY

Account Value - the value of your contract, which consists of the values of your Investment Options added together.

Adjusted Account Value - your Account Value increased or decreased by any Market Value Adjustment made to your Guaranteed Rate Options.

Administrative Office - the address you are required to use to make requests and give instructions about your annuity contract.

Regular Mail:	Overnight Mail:
Integrity Life Insurance Company PO Box 5720 Cincinnati, Ohio 45201-5720	Integrity Life Insurance Company 400 Broadway, MS 74 Cincinnati, Ohio 45202-3341

Phone:
1-800-325-8583

Annuitant - the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit.  The Annuitant must be a human being, and cannot be changed after the Contract Date.

Annuity Benefit - periodic payments beginning on your Retirement Date.

Benefit Base— the larger of your Roll-Up Base or your Step-Up Base.

Roll-up Base - On the Contract Date, your Roll-Up Base is equal to your Account Value. Your Roll-Up Base will be adjusted if you make an additional Contribution, take a Nonguaranteed Withdrawal, or receive a Roll-Up.

Step-Up Base - On the Contract Date, your Step-Up Base is equal to your Account Value. Your Step-Up Base will be adjusted if you make an additional Contribution, take a Nonguaranteed Withdrawal, receive a Step-Up.

Business Day - any day that the New York Stock Exchange is open.

Contract Anniversary - occurs once annually on the same day as the Contract Date.

Contract Date - the date we issue you the annuity contract.  It is shown on the schedule page of your contract.

Contract Year - a year that starts on your Contract Date or any Contract Anniversary.

Death Benefit - benefit paid to the Annuitant’s beneficiary after the death of the Annuitant.

Death Benefit Date - the Business Day we receive an original certified death certificate and our death claim forms in Good Order, including the beneficiary’s election of form of payment.

Distribution on Death - a distribution paid to the owner’s beneficiary after the death of the owner.

Enhanced Earnings Benefit (EEB) - an optional Death Benefit.

Fixed Accounts - Guaranteed Rate Options and the Systematic Transfer Option.

Free Withdrawal Amount - the amount you may withdraw in any Contract Year without paying a withdrawal charge.

General Account - the account that contains all of our assets other than those held in separate accounts.

Good Order - complete information we require to process your application, claim or any request.

Guaranteed Lifetime Income Advantage 1 and Guaranteed Lifetime Income Advantage 2 (GLIA 1 and GLIA 2) - optional benefits that guarantee lifetime payments will be available for withdrawal.

GLIA Investment Strategies - Investment Strategies available for contributions under the GLIA Riders.

Guaranteed Rate Option (GRO) - a Fixed Account that offers Guarantee Periods with fixed annual effective interest rates.

Guarantee Period - the length of time from the date of your contribution into a GRO until the GRO matures.

Market Value Adjustment (MVA) - an upward or downward adjustment made to the value of your GRO if you make withdrawals or transfers from the GRO, or elect an Annuity Benefit, before the end of the Guarantee Period.

Investment Options - Variable Account Options and Fixed Accounts, collectively.

Maximum Retirement Date - the last Annuitant’s 100th birthday, which is the latest date you can begin your Annuity Benefit.

Nonqualified Annuity - an annuity that is not a Qualified Annuity.

Payment Base - the larger of your Bonus Base or your Step-Up Base.

Bonus Base - until a Bonus is applied, the Bonus Base is the Account Value on the date you purchase the GLIA 1 Rider, plus additional Contributions, less adjusted Nonguaranteed Withdrawals.  After a Bonus is applied (but before a subsequent Bonus), your Bonus Base is equal to the Bonus Base immediately before the Bonus is applied, plus the Bonus amount, plus additional Contributions received after the date of the Bonus; less adjusted Nonguaranteed Withdrawals taken after the date of the Bonus.

Step-Up Base - until a Step-Up is applied, the Step-Up Base is the Account Value on the date you purchase the GLIA 1 Rider, plus additional Contributions, less adjusted Nonguaranteed Withdrawals.  After a Step-Up is applied (but before a subsequent Step-Up), the Step-Up Base is equal to the Step-Up Base immediately before the Step-Up is applied, plus the Step-Up amount, plus additional Contributions received after the date of the Step-Up, less adjusted Nonguaranteed Withdrawals taken after the date of the Step-Up.

Portfolio - a mutual fund in which a Variable Account Option invests.

Qualified Annuity - an annuity contract that qualifies under the Tax Code as an Individual Retirement Annuity that meets the requirements of Section 408 or 408A of the Tax Code or an annuity contract purchased under a retirement plan that receives favorable tax treatment under Section 401, 403, 457 or similar provisions of the Tax Code.

Retirement Date - any date before the Maximum Retirement Date that you choose to begin taking your Annuity Benefit.

Rider - a supplement to your contract or additional feature that provides an optional benefit at an additional cost.

Separate Account - Separate Account I of Integrity Life Insurance Company.

Surrender Value - your Adjusted Account Value reduced by any withdrawal charge, pro rata annual administrative charges and optional benefit charges.

Systematic Transfer Options (STOs) - Fixed Accounts that accept new contributions, which must be transferred from the STO into Variable Account Options within either a six-month or a one-year period.  The STOs provide a guaranteed fixed interest rate that is effective for the STO period selected.

Tax Code - the Internal Revenue Code of 1986, as amended, or any corresponding provisions of subsequent United States revenue laws, and applicable regulations of the Internal Revenue Service.

Unit - measure of your ownership interest in a Variable Account Option.

Unit Value - value of each Unit calculated on any Business Day.

Variable Account Options - Investment Options available to you under the contract, other than the Fixed Accounts.  Each Variable Account Option invests in a corresponding Portfolio with the same name.

Part 1 — Fees and Expense Tables and Summary

The following tables describe the fees and expenses that you will pay when buying, owning, withdrawing from and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time you buy the contract, withdraw from or surrender the contract, or transfer value among Investment Options.  State premium tax may also be deducted.(1)

Contract Owner Transaction Expenses

Maximum Deferred Sales Load (Withdrawal Charge) as a percentage of contributions(2)	8%
Transfer Charge (for each transfer after 12 transfers in one Contract Year)(3)	$20

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including total annual portfolio (a mutual fund in which a Variable Account Option invests) operating expenses.

Annual Administrative Charge

Annual Administrative Charge(4)	$30

Separate Account Annual Expenses as a percentage of value charged

	Maximum Charge	Current Charge
Mortality and Expense Risk Charge (assessed on value in Variable Account Options)	1.55%	1.55%
Optional Enhanced Earnings Benefit Charge (assessed on Account Value; charge shown is for Annuitants age 70-79) (5)	0.50%	0.50%
Optional Guaranteed Lifetime Income Advantage 1 – Individual Rider Charge (assessed on the Payment Base)(6)	1.20%	0.90%
Optional Guaranteed Lifetime Income Advantage 1 – Spousal Rider Charge (assessed on the Payment Base)(6)	1.60%	1.15%
Optional Guaranteed Lifetime Income Advantage 2 – Individual or Spousal Rider Charge (assessed on the Benefit Base)(6)	2.00%	1.35%
Highest Possible Total Separate Account Annual Expenses (7)	3.55%	2.90%

(1) State premium taxes currently range from 0 to 3.5%.

(2) Withdrawal charges decrease based on the age of each contribution.  See Part 4.

(3) This charge does not apply to transfers made in the Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs.

(4) This charge will be waived if the Account Value is at least $50,000 on the last day of the Contract Year.

(5) Charge is based on the Annuitant's age on the Contract Date:

Age	Charge at annual effective rate	Total Charge to Variable Account Options if Enhanced Earnings Benefit (and no other optional benefit) is elected
59 or less	0.20%	1.75%
60-69	0.40%	1.95%
70-79	0.50%	2.05%

(6) See Part 6.

(7) You may elect only one of these optional benefits: Enhanced Earnings Benefit, Individual Guaranteed Lifetime Income Advantage 1, Spousal Guaranteed Lifetime Income Advantage 1 or Guaranteed Lifetime Income Advantage 2.  Therefore, the highest possible total separate account annual charges reflect the election of the optional Guaranteed Lifetime Income Advantage 2 Rider.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Minimum: 0.35%	Maximum: 2.34% (for contracts purchased on or after May 1, 2012)

Minimum: 0.35%	Maximum: 2.63% (for contracts purchased before May 1, 2012)

See Appendix G for a detailed Total Annual Portfolio Operating Expense Table.

We have entered into agreements with the investment advisors and/or distributors of each of the Portfolios.  Under the terms of these agreements, we will provide administrative, marketing and distribution services to the Portfolios.  The Portfolios or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.45% of the average daily net assets invested by the Variable Account Options in the Portfolios.  These fees may be paid by the investment advisors from the investment advisors’ assets or from the Portfolios under plans adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act.)  In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts.

Examples

The examples that follow are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts.  Each example assumes that you invest $10,000 in the contract for the time period indicated.  Each example also assumes that your investment has a 5% return each year.  Your actual costs may be higher or lower.

Highest Cost Example using Maximum Charge for Highest Cost Rider

The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating expenses, plus the maximum cost of the most expensive Guarantee Lifetime Income Advantage Rider available.  If the current cost of the highest cost available GLIA Rider (GLIA 2) was used, the total cost would be less than indicated in this example.  Based on these assumptions, your costs would be:

If you purchased your contract and surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,449	$2,569	$3,717	$6,770

If you keep your contract in force or select an Annuity Benefit (period periodic payments beginning on your Retirement Date) with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$649	$1,969	$3,717	$6,770

Highest Cost Example with No Riders

The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses.  The cost of optional Riders is not included.  Based on these assumptions, your costs would be:

If you purchased your contract on or after May 1, 2012 and surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,235	$1,912	$2,600	$4,469

If you purchased your contract on or after May 1, 2012 and keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$435	$1,312	$2,200	$4,469

If you purchased your contract before May 1, 2012 and surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,265	$1,998	$2,739	$4,717

If you purchased your contract before May 1, 2012 and you keep your contract in force or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$465	$1,398	$2,339	$4,717

Accumulation Unit Values

See Appendix A.

Summary of Contract

“We,” “our,” “us,” “the Company” and “Integrity” mean Integrity Life Insurance Company.  “You” and “your” mean the owner.  This variable annuity contract is a contract between you and us.  You, as the owner, have certain rights under the contract.  If you purchase this annuity contract as a Nonqualified Annuity, the Annuitant named by you may be you or another person.  It is important that you carefully select the owner, Annuitant, the owner’s beneficiary and the Annuitant’s beneficiary in order to achieve your objectives.  See Part 5, sections titled “Death Benefit Paid on Death of Annuitant” “Distribution on Death of Owner” and “Spousal Continuation.” Also, see Appendix D.

Investment Goals and Risks

This contract allows you to accumulate money for retirement or other long-term goals.  An investment in any of the Variable Account Options, which are Investment Options available to you under the contract, other than the Fixed Accounts.  Each Variable Account Option invests in a corresponding Portfolio with the same name carries with it certain risks, including the risk that the value of your investment will decline and you could lose money.  The Variable Account Options invest in Portfolios, most of which invest in common stocks.  You could lose money if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines.  There is also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with investing in any particular Variable Account Option, see the prospectus of the corresponding Portfolio with the same name.

Your Rights and Benefits

As the owner of the contract, you have the following rights:

•                  To contribute, transfer and withdraw money.  See Part 5

•                  To invest in the Investment Options, which are the Variable Account Options and Fixed Accounts available under the contract.  See Part 3

•                  To elect an Annuity Benefit.  See Part 5, section titled “Maximum Retirement Date and Annuity Benefit.”

•                  To elect any optional benefit available at the time you purchase the annuity contract.  See Part 6.

•                  To name the Annuitant.

•                  To name the Annuitant’s beneficiary to receive the Death Benefit upon the death of the Annuitant. See Part 5, section titled “Death Benefit Paid on Death of Annuitant.”

•                  To name the owner’s beneficiary to receive a distribution upon your death, as owner, or the death of a joint owner, if any.  If there are joint owners, the death of either one will be treated as the death of both under this contract.  Upon the death of the owner, a distribution of the Surrender Value is required to be made to the owner’s beneficiary.  The joint owner is not the owner’s beneficiary.  See Part 5, section titled “Distribution on Death of Owner.”  If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

Your rights are subject to the rules of the Tax Code (the Internal Revenue Code of 1986, as amended, or any corresponding provisions of subsequent United States revenue laws, and applicable regulations of the Internal Revenue Service).

This contract is intended to offer only annuity and related benefits (including death benefits and optional living benefits) to human beings, and to assume the related risks.  This contract is not intended for use by institutional investors.  We may reject changes to the parties named in the contract if the risk originally assumed by us in issuing the contract is materially altered, multiple annuity contracts issued by us are being utilized to cover a single risk, or if the result of the change is to transfer rights or benefits to an institutional investor.

Account Value and Surrender Value

Your Account Value, which is the value of your contract and consists of the values of your Investment Options added together.  Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of the corresponding Portfolio.  The value of contributions allocated to the Variable Account Options is not guaranteed.  The value of your contributions allocated to the Fixed Accounts (Guaranteed Rate Options and the Systematic Transfer Option) is guaranteed, subject to any applicable Market Value Adjustments (MVAs) that apply to the Guarantee Rate Options.  Your Account Value also is subject to various charges.  See Part 4.

Your Adjusted Account Value is your Account Value, increased or decreased by any MVAs to your Guaranteed Rate Options.  A Guaranteed Rate Option (GRO) is a Fixed Account that offers Guarantee Periods with fixed annual effective interest rates.  A Guarantee Period is the length of time from the date of your contribution into a GRO until the GRO matures.  See Part 3, section titled “Market Value Adjustments.”

Your Surrender Value is equal to your Adjusted Account Value, minus any withdrawal charge, minus the pro rata portion of the annual administrative charges and optional benefit charges, if applicable, and minus any applicable premium tax.  See Part 4.

Your minimum Account Value is $1,000 ($2,000 in Texas and Washington).  If the Account Value goes below the minimum Account Value and we have received no contributions from you for two Contract Years, we may terminate the contract and pay you the Account Value.  We will notify you in advance and will give you at least 60 days to make additional contributions if you wish to keep your contract in force.  The minimum Account Value does not apply if you have a GLIA Rider.

Your Right to Revoke (Free Look Period)

You may cancel your contract within 10 days after you first receive it by returning it to our Administrative Office by mail, postmarked within the 10-day period.  (The Administrative Office is Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720.  Our express mail address is Integrity Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202-3341.  You may also call us at 1-800-325-8583.  You are required to use this address to make requests and give instructions about your annuity contract.)  We will extend the 10-day period if required by state law.  If you cancel your contract, we will return your Account Value, which may be more or less than your original contribution depending upon the investment experience of the Variable Account Options you selected.  You bear the investment risk during the 10-day period, as well as any fees and charges incurred during the period your contract is in force.  See Part 4 for more discussion of the fees and charges.  Some states require that we return your contribution, or some amount other than your Account Value.  In that case, we will return the greater of the amount required by state law and your Account Value.

How Your Contract is Taxed

This annuity contract and your benefits under the contract, including the deferral of taxes on your investment growth, are controlled by the Tax Code.  If this contract is a Qualified Annuity, the qualified plan status provides tax deferral and this contract provides no additional tax-deferral benefit.  A Qualified Annuity is an annuity contract that qualifies under the Tax Code as an Individual Retirement Annuity that meets the requirements of Section 408 or 408A of the Tax Code or an annuity contract purchased under a retirement plan that receives favorable tax treatment under Section 401, 403, 457 or similar provisions of the Tax Code.

Generally, the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.  You should read Part 8, “Tax Aspects of the Contract” for more information, and consult a tax advisor.  We do not provide tax advice.

Part 2 — Integrity and the Separate Account

Integrity Life Insurance Company

Integrity is a stock life insurance company organized under the laws of Arizona on May 3, 1966, and redomesticated to Ohio on January 3, 1995.  Our principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202.  We are authorized to sell life insurance and annuities in 46 states and the District of Columbia.  Integrity is a subsidiary of The Western and Southern Life Insurance Company, a life insurance company organized under the laws of the State of Ohio on February 23, 1888.

Integrity guarantees certain amounts under the contract.  We refer to these guaranteed amounts as “insurance obligations.”  Examples of insurance obligations are death benefits greater than the Account Value or income payments under a GLIA Rider after your Account Value is exhausted.  If these insurance obligations are greater than your Account Value, we will pay you those amounts from our General Account.  Benefit amounts paid from the General Account are subject to our financial strength and claims paying ability and our long-term ability to make such payments.  There are risks to purchasing any insurance product.

The Western and Southern Life Insurance Company, Integrity’s parent company, has guaranteed the insurance obligations of Integrity to its contract owners, including the owners of this contract (the Guarantee).  Amounts covered by the Guarantee are subject to the financial strength and claims paying ability of The Western and Southern Life Insurance Company.  The Guarantee does not guarantee investment performance on the portion of your Account Value invested in the Variable Account Options.  The Guarantee provides that contract owners can enforce the Guarantee directly.

Separate Account I and the Variable Account Options

Separate Account I was established in 1986, and is maintained under the insurance laws of the State of Ohio.  The Separate Account is a unit investment trust, which is a type of investment company governed by the 1940 Act.

Under Ohio law, we own the assets of our Separate Account and use them to support the Variable Account Options of your contract and other variable annuity contracts.  You participate in the Separate Account in proportion to the amounts in your Variable Account Options.  Integrity Life Insurance Company is responsible for all obligations under the contract.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.  The assets of the Separate Account may not be charged with the liabilities arising out of our other businesses.  We may allow fees that are owed to us to stay in the Separate Account, and, in that way, we can participate proportionately in the Separate Account.  We may also periodically withdraw amounts that are earned and owed to us from the Separate Account.

The Separate Account is divided into subaccounts called Variable Account Options.  Each Variable Account Option invests in shares of a corresponding Portfolio (or fund) with the same name.  The Variable Account

Options currently available to you are listed in Part 3.

Distribution of Variable Annuity Contracts

Touchstone Securities, Inc., an affiliate of Integrity, serves as the principal underwriter for our variable annuity contracts.  The principal business address of Touchstone Securities, Inc. is 303 Broadway, Cincinnati, Ohio, 45202.  The contracts are sold by individuals who represent us as insurance agents and who are also registered representatives of broker-dealers or financial institutions that have entered into distribution agreements with us.

Changes in How We Operate

We can change how the Company or our Separate Account operates, subject to the approval of the federal or state regulators when required by the 1940 Act or other applicable laws.  We will notify you if any changes result in a material change in the underlying Portfolios or the Investment Options.  We may:

•                  combine the Separate Account with any other separate account we own;

•                  transfer assets of the Separate Account to another separate account we own;

•                  add, remove, substitute, close, combine or limit investment in an Investment Option or withdraw assets relating to your contract from one Variable Account Option and put them into another;

•                 register or end the registration of the Separate Account under the 1940 Act;

•                  operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are “interested persons” of Integrity);

•                  restrict or eliminate any voting rights of owners or others that affect our Separate Account; this may only arise if there is a change in current SEC rules;

•                  cause one or more Variable Account Options to invest in a fund other than or in addition to the Portfolios;

•                  operate our Separate Account or one or more of the Investment Options in any other form the law allows, including a form that allows us to make direct investments;

•                  make any changes required by the 1940 Act or other federal securities laws;

•                  make any changes necessary to maintain the status of the contracts as annuities and/or Qualified Annuities under the Tax Code; or

•                  make other changes required under federal or state law relating to annuities.

Part 3 — Your Investment Options

You may invest your contributions to this contract in the Variable Account Options, the Fixed Accounts or both.  (If you purchase a GLIA Rider, your Investment Options are limited.  See Part 6.)

Each Variable Account Option invests in shares of a mutual fund, referred to as a Portfolio (or fund).  Each Variable Account Option and its corresponding Portfolio share the same name.  The value of your Variable Account Option will vary with the performance of the corresponding Portfolio.  For a full description of each Portfolio, see that Portfolio’s prospectus and SAI.

The Variable Account Options

A brief description of each Portfolio, including the name of the advisor, the investment objective and some additional information about investment strategies, is provided below.  Management fees and other expenses deducted from each Portfolio, as well as risks of investing, and more information about the Portfolio’s investment strategies, are described in that Portfolio’s prospectus.  For a prospectus containing complete information on any Portfolio, including the risks associated with investing, call our Administrative Office toll-free at 1-800-325-8583.

American Funds Insurance Series®

Each fund is a series of the American Funds Insurance Series.  Capital Research and Management Company is the investment advisor to each fund and is located at 333 South Hope Street, Los Angeles, California 90071.

Following is a brief description of each fund.  There is no guarantee that a fund will achieve its objectives.  You should read each American Fund Insurance Series fund’s prospectus carefully before investing.

American Funds I.S. Global Growth Fund

The fund seeks long-term growth of capital.  The fund invests primarily in common stocks of companies around the world that the investment advisor believes have the potential for growth.  Under normal market conditions, the fund seeks to invest at least 30% of its net assets in issuers outside the United States.  Although the fund focuses on investment in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.  The advisor uses fundamental analysis in seeking to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities.

American Funds I.S. Growth Fund

The fund seeks growth of capital.  The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.  The fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.  Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.  The advisor uses fundamental analysis in seeking to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities.

American Funds I.S. Growth-Income Fund

The fund seeks long-term growth of capital and income.  The fund invests primarily in common stocks or other securities that the advisor believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.  The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.  The advisor uses fundamental analysis in seeking to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities.

American Funds I.S. Managed Risk Asset Allocation Fund

The fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.  The fund invests in shares of an underlying fund, the American Funds Insurance Series Asset Allocation FundSM, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.  Under normal market conditions, the underlying fund’s advisor expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.  The underlying fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States.  In addition, the underlying fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the adviser or unrated but determined to be of equivalent quality by the adviser and sometimes referred to as junk bonds).

American Funds I.S. New World Fund

The fund seeks long-term capital appreciation.  The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation.  The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the adviser or unrated but determined to be of equivalent quality by the adviser and sometimes referred to as junk bonds), with exposure to these countries.  Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.  The investment advisor uses fundamental analysis in seeking to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities.

BlackRock Variable Series Funds, Inc.

Each fund is a series of the BlackRock Variable Series Funds, Inc.  BlackRock Advisors, LLC is the investment advisor to each fund and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock

Investment Management, LLC, is the sub-advisor to each fund and is located at 1 University Square Drive, Princeton, New Jersey 08540-6455.

Following is a brief description of each fund.  There is no guarantee that a fund will achieve its objectives.  You should read each BlackRock fund’s prospectus carefully before investing.

BlackRock Capital Appreciation V.I. Fund

The fund seeks long-term growth of capital.  The fund invests in a diversified portfolio primarily consisting of common stocks of U.S. companies that fund management believes have shown above-average growth rates in earnings over the long term.  To a lesser extent, the fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies.  The fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).  The fund generally invests at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock.

BlackRock Global Allocation V.I. Fund

The fund seeks high total investment return.  The fund invests in equity, debt and money market securities.  At any given time the fund may emphasize either debt or equity securities.  In selecting equity investments, the fund mainly seeks securities that fund management believes are undervalued.  The fund may buy debt securities of varying maturities and paying a fixed or fluctuating rate of interest, and debt securities of any kind, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, loan assignments and loan participations.  In addition, the fund may invest up to 35% of its total assets in junk bonds, corporate loans and distressed securities.  The fund may also invest in real estate investment trusts.  The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where it may invest. In addition to investing in foreign securities, the fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives.

Columbia Funds Variable Portfolios

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund is a series of the Columbia Funds Variable Series Trust II.  Columbia Variable Portfolio — Small Cap Value Fund is a series of the Columbia Funds Variable Insurance Trust.  Columbia Management Investment Advisers, LLC is the investment advisor to the both funds and is located at 225 Franklin Street, Boston, MA 02110.

Following is a brief description of each fund.  There is no guarantee that a fund will achieve its objectives.  You should read each Columbia fund’s prospectus carefully before investing.

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund

The fund seeks long-term growth of capital.  Under normal circumstances, the fund invests at least 80% of its net assets in equity securities, generally common stocks, of medium-sized companies that have market capitalizations in the range of the Russell Midcap® Value Index.  The fund may invest up to 20% of its net assets in equity securities of smaller or larger companies.  The fund may invest up to 25% of net assets in foreign investments.  The fund may emphasize one or more economic sectors in selecting its investments.

Columbia Variable Portfolio — Small Cap Value Fund

The fund seeks long-term capital appreciation.  Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the Russell 2000 Value Index, which the advisor believes are undervalued and have the potential for long-term growth.  The fund may invest up to 20% of total assets in foreign securities.  The fund may also invest in real estate investment trusts.  The fund manager combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the portfolio.  The fund may emphasize one or more economic sectors in selecting its investments.

Deutsche Investments VIT Funds

The fund is a series of the Deutsche Investments VIT Funds.  Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund.  Northern Trust Investment, Inc., 50 South LaSalle Street, Chicago, IL 60603, is sub-advisor for the fund.

Following is a brief description of the fund.  There is no guarantee that a fund will achieve its objectives.  You should read the Deutsche Investments VIT fund’s prospectus carefully before investing.

Deutsche Small Cap Index VIP Fund

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.  Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index.

Fidelity® Variable Insurance Products

Each Portfolio is a series of a Fidelity Variable Insurance Products trust.  Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, MA 02109, is the investment advisor to each Portfolio, except VIP Freedom Portfolios and the VIP Target Volatility Portfolio.  The VIP Freedom and Target Volatility Portfolios are advised by Strategic Advisers, Inc., located at 245 Summer Street, Boston, MA 02210.

Following is a brief description of each Portfolio.  There is no guarantee that a Portfolio will achieve its objective.  You should read each Fidelity VIP Portfolio’s prospectus carefully before investing.

Fidelity VIP Asset Manager Portfolio

The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among three main asset classes: the stock class (equity securities of all types), the bond class (fixed-income securities of all types, including lower-quality debt securities, maturing in more than one year), and the short-term/money market class (fixed-income securities of all types maturing in one year or less).  The advisor adjusts the allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%) maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.  The advisor invests in domestic and foreign issuers either directly or by investing in Fidelity central funds.

Fidelity VIP Balanced Portfolio

The Portfolio seeks income and capital growth consistent with reasonable risk by investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.  The advisor invests at least 25% of the Portfolio’s total assets in fixed-income senior securities, including debt securities and preferred stock.  The Portfolio invests in domestic and foreign issuers.  With respect to equity investments, the advisor may invest in either growth or value stocks or both.  The advisor uses fundamental analysis to select investments and also invests in Fidelity’s central funds.

Fidelity VIP Contrafund® Portfolio

The Portfolio seeks long-term capital appreciation.  The advisor normally invests primarily in common stocks of domestic and foreign issuers, selecting securities of companies whose value it believes are not fully recognized by the public.  The advisor allocates assets across different market sectors, using different Fidelity managers.  The advisor may invest in growth stocks, value stocks or both, using fundamental analysis to select investments.

Fidelity VIP Disciplined Small Cap Portfolio

The Portfolio seeks capital appreciation by investing primarily in common stocks of domestic and foreign issuers.  The advisor normally invests at least 80% of assets in securities of companies with small market capitalizations, which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the S&P® SmallCap 600 Index.  The advisor invests in either growth stocks, value stocks or both and uses computer-aided, quantitative analysis of historical valuation, growth, profitability, and other factors to select investments.

Fidelity VIP Equity-Income Portfolio

The Portfolio seeks reasonable income and will also consider the potential for capital appreciation.  The goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500®Index.  The advisor normally invests 80% of assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large-cap value stocks, and potentially invests in other types of equity and debt securities, including lower-quality debt securities.  The advisor invests in domestic and foreign issuers using fundamental analysis to select investments.

Fidelity VIP Freedom 2010 Portfolio (available on contracts purchased before 5-1-2013)

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds. The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2010). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2015 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds. The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2015). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2020 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds. The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2020). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2025 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds. The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2025). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2030 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective. The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds. The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2030). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Growth Portfolio

The Portfolio seeks capital appreciation by investing primarily in common stocks of domestic and foreign companies that the advisor believes have above-average growth potential.  The advisor uses fundamental analysis to select investments.

Fidelity VIP High Income Portfolio

The Portfolio seeks a high level of current income, while also considering growth of capital.  The advisor normally invests primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.  The advisor may also invest in non-income producing securities, including defaulted securities and common stocks and may invest in companies that are in troubled or uncertain financial condition.  The advisor uses fundamental analysis to select investments in domestic and foreign issuers.

Fidelity VIP Index 500 Portfolio

The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P 500® Index.  The advisor normally invests at least 80% of assets in common stocks included in the S&P 500 Index and lends securities to earn income.

Fidelity VIP Investment Grade Bond Portfolio

The Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in medium and high quality investment-grade debt securities of all types, including those issued by domestic and foreign issuers, and repurchase agreements for those securities.  The advisor may invest in lower-quality debt securities.  The advisor allocates assets across different market sectors and maturities and manages the Portfolio to have overall interest rate risk similar to the Barclays Capital U.S. Aggregate Bond Index.  To select investments, the advisor analyzes the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities.  The advisor invests in Fidelity’s central funds and engages in transactions that have a leveraging effect on the Portfolio, including investments in derivatives, such as swaps and futures contracts and forward-settling securities, to adjust the Portfolio’s risk exposure.

Fidelity VIP Mid Cap Portfolio

The Portfolio seeks long-term growth of capital by investing primarily in common stocks of domestic and foreign issuers.  The advisor normally invests at least 80% of assets in securities of companies with medium market capitalizations, which for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P® MidCap 400 Index.  The advisor may buy growth stocks, value stocks, or both, and may potentially invest in companies with smaller or larger market capitalizations.  The advisor uses fundamental analysis to select investments.

Fidelity VIP Overseas Portfolio

The Portfolio seeks long-term growth of capital primarily through investments in common stock.  The advisor normally invests at least 80% of assets in non-U.S. securities.  The advisor allocates investments across countries and regions and uses fundamental analysis to select investments.

Fidelity VIP Target Volatility Portfolio

The Portfolio seeks total return.  The advisor seeks to maintain a target Portfolio volatility of 10% over a one-year period.  While the advisor attempts to manage volatility, there is no guarantee that the Portfolio will maintain its target volatility.  The advisor normally invests in a combination of underlying Fidelity funds, ETFs, and futures, potentially investing up to 30% of total assets in index futures.  To select underlying funds, the advisor uses proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager’s experience and investment style, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

Franklin Templeton Variable Insurance Products Trust

Each fund is a series of the Franklin Templeton Variable Insurance Products Trust.  Affiliates of Franklin Resources, Inc., which operates as Franklin® Templeton® Investments, serve as the investment advisors for the funds as indicated below.

Following is a brief description of each fund.  There is no guarantee that a fund will achieve its objective.  You should read each Franklin Templeton VIP fund’s prospectus carefully before investing.

Franklin Growth and Income VIP Fund

The fund seeks capital appreciation with current income as a secondary goal.  Under normal market conditions, the fund invests predominantly in equity securities, including securities convertible into common stock.  The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Income VIP Fund

The fund seeks to maximize income while maintaining prospects for capital appreciation.  Under normal market conditions, the fund invests in both equity and debt securities.  The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Large Cap Growth VIP Fund

The fund seeks capital appreciation.  Under normal market conditions, the fund invests at least 80% of its net assets in investments of large-capitalization companies.  The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Mutual Shares VIP Fund

The fund seeks capital appreciation, with income as a secondary goal.  Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the advisor believes are undervalued.  The investment advisor is Franklin Mutual Advisers, LLC, located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078.

Franklin Small Cap Value VIP Fund

The fund seeks long-term total return.  Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.  The investment advisor is Franklin Advisory Services, LLC, located at One Parker Plaza, Ninth Floor, Fort Lee, NJ 07024.

Templeton Foreign VIP Fund

The fund seeks long-term capital growth.  Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.  The investment advisor is Templeton Investment Counsel, LLC, located at 300 S.E. 2nd Street, Fort Lauderdale, FL 33301.

Templeton Global Bond VIP Fund

The fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.  Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.  The investment advisor is Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403.

Templeton Growth VIP Fund

The fund seeks long-term capital growth.  Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.  The investment advisor is Templeton Global Advisors Limited, located at Lyford Cay, Nassau, Bahamas.

Invesco (AIM) Variable Insurance Funds

Each fund is a series of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).  Invesco Advisers, Inc. is the investment advisor for each of the funds and is located at 1555 Peachtree Street, NE, Atlanta, Georgia 30309.

Following is a brief description of each fund.  There is no guarantee that a fund will achieve its objective.  You should read each Invesco fund’s prospectus carefully before investing.

Invesco V.I. American Franchise Fund

The fund seeks capital growth, by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.  The fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S.  The fund invests primarily in equity securities of mid- and large-capitalization issuers.  The principal type of equity security in which the fund invests is common stock.  The fund invests primarily in securities that are considered by the fund’s portfolio managers to have potential for earning or revenue growth.  The fund may invest up to 20% of its net assets in securities of foreign issuers.

Invesco V.I. American Value Fund

The fund seeks to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.  Under normal conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers and in derivatives and other instruments that have economic characteristics similar to such securities.  The fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market is in the U.S; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S.  Under normal market conditions, the fund invests at least 65% of its net assets in equity securities of small- to mid-capitalization companies, but may invest in larger companies.  The principal type of equity securities in which the fund invests is common stock.  The fund may invest up to 20% of its net assets in securities of foreign issuers and depositary receipts and up to 20% of its net assets in real estate investment trusts.  The fund can invest in derivative instruments, including forward foreign currency contracts, futures contract and options.

Invesco V.I. Comstock Fund

The fund seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and in derivatives and other instruments that have economic characteristics similar to such securities.  The fund may invest in securities of issuers of any market capitalization; however, a substantial number of issuers in which the fund invests are large-capitalization issuers.  The fund may invest up to 10% of its net assets in real estate investment trusts and up to 25% of its net assets in securities of foreign issuers, which may include securities of issuers located in emerging markets countries, or depositary receipts.

Invesco V.I. International Growth Fund

The fund seeks long-term growth of capital, by investing primarily in equity securities and depositary receipts of foreign issuers.  The principal types of equity securities in which the fund invests are common and preferred stock.  Under normal circumstances, the fund will provide exposure to investments that are economically tied to at least three different countries outside of the U.S.  The fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI ACWI ex USA Growth Index.  The fund invests primarily in the securities of large-capitalization issuers; however, the fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.  The fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

(Morgan Stanley) The Universal Institutional Funds, Inc.

Each Portfolio is a series of the The Universal Institutional Funds, Inc. (UIF).  Morgan Stanley Investment Management Inc. is the investment advisor for each of the UIF Portfolios and is located at 522 Fifth Avenue, New York, NY 10036.

Following is a brief description of each Portfolio.  There is no guarantee that a Portfolio will achieve its objective.  You should read each UIF Portfolio’s prospectus carefully before investing.

Morgan Stanley UIF Emerging Markets Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.  Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in debt securities of issuers located in emerging market or developing countries.  The Portfolio’s securities will be denominated primarily in U.S.

Dollars, but it may invest, to a lesser extent, in securities denominated in currencies other than U.S. Dollars.  The Portfolio may invest in fixed income securities rated below investment grade or are not rated, but are of equivalent quality.  These fixed income securities are often referred to as high yield securities or junk bonds.

Morgan Stanley UIF Emerging Markets Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.  The global strategists of the Portfolio’s investment advisor, and its sub-advisors, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment.  Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of issuers located in emerging market or developing countries.

Morgan Stanley UIF U.S. Real Estate Portfolio

The Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.  Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of companies in the U.S. real estate industry.  The Portfolio focuses on real estate investment trusts as well as real estate operating companies that invest in a variety of property types and regions.

Northern Lights Variable Trust

The Portfolio is a series of the Northern Lights Variable Trust.  ValMark Advisers, Inc., 130 Springside Drive, Akron, OH 44333, is the investment advisor and Milliman Financial Risk Management LLC, 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, is sub-advisor for the Portfolio.

Following is a brief description of the Portfolio.  There is no guarantee that a Portfolio will achieve its objectives.  You should read the Portfolio’s prospectus carefully before investing.

TOPS® Managed Risk Moderate Growth ETF Portfolio

The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.  The Portfolio is a fund-of-funds that normally invests at least 80% of its assets in exchange-traded funds (ETFs) and employs exchange-traded futures contracts to hedge market risk and reduce return volatility.  The Portfolio’s advisor seeks to achieve the investment objectives by allocating assets and selecting individual ETFs using the advisor’s TOPS® (The Optimized Portfolio System) methodology.  This methodology utilized multiple asset classes in an effort to enhance performance and/or reduce risk (as measured by volatility).  The Portfolio allocates approximately 35% of assets to fixed income ETFs and 65% of its assets to a combination of equity ETFs, real estate investment trusts ETFs, and natural resource ETFs.

PIMCO Variable Insurance Trust

Each Portfolio is a series of the PIMCO Variable Insurance Trust.  Pacific Investment Management Company LLC is the investment advisor to each Portfolio and is located at 840 Newport Center Drive, Newport Beach, California 92660.

Following is a brief description of each Portfolio.  There is no guarantee that a Portfolio will achieve its objective.  You should read each PIMCO fund’s prospectus carefully before investing.

PIMCO All Asset Portfolio

The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.  The Portfolio is a fund-of-funds, normally investing substantially all of its assets in the Institutional Class, or as applicable, Class M shares of any funds of the PIMCO funds and PIMCO Equity Series, affiliated open-end investment companies, except funds-of-funds and shares of any actively managed funds of the PIMCO ETF Trust.  The Portfolio does not invest directly in stocks or bonds of other issuers.  The Portfolio seeks concurrent exposure to a broad spectrum of asset classes.  Research Affiliates, LLC, 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660 is the sub-advisor to the Portfolio.

PIMCO CommodityRealReturn® Strategy Portfolio

The Portfolio seeks maximum real return consistent with prudent investment management.  “Real Return” equals total return less the estimated cost of inflation.  The Portfolio normally invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments.  The Portfolio invests in commodity index-linked notes, swap agreements, commodity options, future and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.  The Portfolio may also invest in common and preferred stocks, as well as convertible securities of issuers in commodity-related industries.  The Portfolio may invest up to 10% of its total assets in high yield securities, also known as junk bonds.   The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, may invest beyond this limit in U.S. dollar denominated securities of foreign issuers and will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).  The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO Long-Term U.S. Government Portfolio

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio normally invests at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.  The Portfolio may invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Low Duration Portfolio

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.  The Portfolio may invest up to 10% of its total assets in high yield securities also known as junk bonds, up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers and will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.  The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries and up to 10% of its total assets in preferred stock.

PIMCO Real Return Portfolio

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.  The Portfolio normally invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.  The Portfolio may invest up to 10% of its total assets in high yield securities, also known as junk bonds, and up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.  The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.  The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.  The Portfolio may invest up to 10% of its total assets in preferred stock.

PIMCO Total Return Portfolio

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.  The Portfolio invests primarily in investment-grade debt securities, rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).   The Portfolio, however, may invest up to 10% of its total assets in high yield securities, also known as junk bonds.  The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries and up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.  The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities.

Rydex Variable Trust (Guggenheim Variable Insurance Funds)

Each fund is a series of the Rydex Variable Trust.  Securities Investors, LLC, which operates under the name Guggenheim Investments, is the investment advisor to each fund and is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Following is a brief description of the each fund.  There is no guarantee that a fund will achieve its objective.  You should read each Guggenheim VT fund’s prospectus carefully before investing.

Guggenheim VT Global Managed Futures Strategy Fund

The fund seeks to generate positive total returns over time.  The fund’s investment strategy focuses on the use of a systematic, price-based statistical process to identify and profit from price trends in the commodity, currency, equity, and fixed income markets.  The advisor uses proprietary methods of comparing current prices to historical prices over varying periods to identify trends of varying lengths in these markets.  The advisor will implement the targeted exposures principally through the use of futures, forwards, and swap agreements.  Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in managed futures.  For these purposes, managed futures are investments in equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described above.  The fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary.  Unlike the fund, however, the subsidiary may invest to a greater extent in commodity-linked derivative instruments.

Guggenheim VT Long Short Equity Fund

The fund seeks long-term capital appreciation.  The fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in long and short equity or equity-like securities, including individual securities and derivatives giving exposure to different sectors or industries to which the fund is seeking exposure.  The fund seeks to respond to the dynamically changing economy by moving its investments among different industries and styles (i.e., non-industry factors including, but not limited to, valuations, growth prospects and capitalization). The advisor allocates investments to industries and styles according to several measures of momentum.  Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored.

Guggenheim VT Multi-Hedge Strategies Fund (available on contracts purchased before 5-1-2012)

The Guggenheim VT Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.  The fund pursues multiple investment styles that correspond to investment strategies widely employed by hedge funds.  The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics.  The fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary.  Unlike the fund, however, the subsidiary may invest to a greater extent in commodity-linked derivative instruments.

Touchstone® Variable Series Trust

Each fund is a series of the Touchstone Variable Series Trust.  Touchstone Advisors, Inc., which is affiliated with us, advises each of the funds, along with a sub-advisor that is listed under each fund description below.  The advisor is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Following is a brief description of each fund.  There is no guarantee that a fund will achieve its objective.  You should read each Touchstone VST fund’s prospectus carefully before investing.

Touchstone VST Active Bond Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.  Capital appreciation is a secondary goal.  The fund normally invests at least 80% of its assets in bonds, including mortgage-related securities, asset-backed securities, government securities and corporate debt securities.  The sub-advisor analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility.  The fund primarily invests in investment-grade debt securities, but may invest up to 30% of its assets in non-investment-grade debt securities, often referred to as junk bonds and considered speculative.  The fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. Dollar or a foreign currency.  Foreign-issued debt may include debt securities of emerging market countries.  Emerging markets countries consists of countries in the JP Morgan Emerging Markets Bond Index Global.  Fort Washington Investment Advisors, Inc., which is affiliated with us, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

Touchstone VST Baron Small Cap Growth Fund

The fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small-sized growth companies.  A small-sized growth company is defined as a company having a market capitalization of under $2.5 billion at the time of purchase.  The sub-advisor seeks securities it believes have favorable price to value characteristics, are well-managed, have significant long-term growth prospects, significant barriers to competition, and the potential to increase in value at least 100% over the next four or five years.  The fund may focus on specific sectors.  BAMCO, Inc., 767 Fifth Avenue, New York, NY 10153, is the sub-advisor for the fund.

Touchstone VST High Yield Fund

The fund seeks to achieve a high level of current income as its primary goal, with capital appreciation as a secondary consideration.  The fund normally invests at least 80% of its assets in non-investment-grade debt securities, also called junk bonds and considered speculative, issued by domestic corporations.  The sub-advisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability.  Fort Washington Investment Advisors, Inc., which is affiliated with us, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

Touchstone VST Large Cap Core Equity Fund

The fund seeks long-term capital appreciation as its primary goal and income as its secondary goal.  The fund invests at least 80% of its total assets in common stocks of large-cap companies, defined as companies with market capitalizations in the range of the Russell 1000 Index.  The sub-advisor selects stocks that it believes are attractively valued with active catalysts in place.  Todd Asset Management, LLC, 101 South Fifth Street, Suite 3100, Louisville, KY 40202 is the sub-advisor for the fund.

Touchstone VST Mid Cap Growth Fund

The fund seeks to increase the value of fund shares as a primary goal and to earn income as a secondary goal.  The fund normally invests at least 80% of its assets in common stocks of mid-cap U.S. companies, which are defined as companies having a market capitalization in the range represented in the Russell Midcap Index.  The fund invests primarily in stocks of domestic growth companies that the sub-advisor believes have a demonstrated record of achievement with excellent prospects for earnings growth over a one to three year period. The sub-advisor uses fundamental analysis to identify companies that it believes are reasonably priced with high forecasted earnings potential.  Westfield Capital Management Company, L.P., One Financial Center, Boston, MA 02111, is the sub-advisor for the fund.

Touchstone VST Money Market Fund

The fund seeks high current income, consistent with liquidity and stability of principal by investing in U.S. government securities and high-quality money market instruments rated in the top two short-term rating categories or determined by the sub-advisor to be of comparable quality.  The fund is a money market fund and seeks to maintain a constant share price of $1.00; although there is no guarantee that it will do so.  Fort Washington Investment Advisors, Inc., which is affiliated with us, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

Touchstone VST Third Avenue Value Fund

The fund seeks long-term capital appreciation by investing mainly in common stocks of well-financed companies (meaning companies believed to have high-quality assets and a conservative level of liabilities) at a discount relative to what the sub-advisor believes is their intrinsic value.  The fund invests in companies regardless of market capitalization and invests in both domestic and foreign securities, including depositary receipts.  The fund may invest up to 50% of its total assets in securities of foreign companies and up to 25% of its total assets in companies located in emerging markets.  Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is the sub-advisor for the fund.

Touchstone VST ETF Funds

The Touchstone VST ETF Funds (ETF Funds) are mutual funds that invest their respective assets in various exchange-traded funds (ETFs), primarily in series of the iShares® Funds Trust.  Each ETF Fund is a fund-of-funds and bears a proportionate share of the expenses charged by the underlying ETFs in which it invests.  You can invest directly in ETFs and do not have to invest through a variable annuity or mutual fund.

The underlying ETFs trade like a stock on a securities exchange and may be purchased and sold throughout the trading day based on their market price.  Each underlying ETF that is held by one of the ETF Funds is an index fund, which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.  It is not possible to invest directly in the index.

Each ETF Fund allocates its assets among a group of underlying ETFs in different percentages.  Therefore, each ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages.  Because of market gains or losses by the underlying ETFs, the percentage of any of the ETF Fund’s assets invested in stocks or bonds at any given time may be different than that ETF Fund’s planned asset allocation model.  The sub-advisor will monitor the models and may update and revise the asset allocation percentages employed by each model to reflect changes in the marketplace.  Todd Asset Management, LLC, 101 South Fifth Street, Suite 3160, Louisville, KY 40202, is the sub-advisor for the ETF funds.

Touchstone VST Aggressive ETF Fund

The fund seeks capital appreciation.  The fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk while structuring the fund to optimize potential returns based on historical measures on how each asset class performs.  The sub-advisor typically allocates about 80% of the fund’s assets in stocks and 20% in bonds.

Touchstone VST Conservative ETF Fund

The fund seeks total return.  The fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk while structuring the fund to optimize potential returns based on historical measures on how each asset class performs.  The sub-advisor typically allocates about 65% of the fund’s assets in bonds and 35% in stocks.

Touchstone VST Moderate ETF Fund

The fund seeks total return by investing primarily for capital appreciation and secondarily for income.  The fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk while structuring the fund to optimize potential returns based on historical measures on how each asset class performs.  The sub-advisor typically allocates about 60% of the fund’s assets in stocks and 40% in bonds.

Static Asset Allocation Models

We may offer one or more asset allocation models in connection with your variable annuity at no extra charge.  Asset allocation is the process of investing in different asset classes — such as equity funds, fixed income funds, and alternative funds — depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees.

We have no discretionary authority or control over your choice of Variable Account Options or your other investment decisions.  We may make available educational information and materials, such as a risk tolerance questionnaire, that may help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice about whether an asset allocation model may be appropriate for you.

Our asset allocation models are “static.” Although we may change or terminate asset allocation models we are offering to new contract purchasers, we will not change your allocations unless you advise us to do so.  You will not be notified if the models are terminated or changed.  You will not be provided with information regarding any terminations or changes to the asset allocation models.  If you elect to invest using an asset allocation model, and if you elect automatic rebalancing, we will continue to rebalance your percentage allocations among the Variable Account Options in your existing model.

You should consult your investment professional periodically to consider whether any model you have selected is still appropriate for you.  You may choose to invest in an asset allocation model or change your Investment Options and asset allocation at any time.

Asset allocation does not ensure a profit, guarantee that your Account Value will increase or protect against a decline if market prices fall.  An asset allocation model may not perform as intended.  Any asset allocation models offered are based on then available Variable Account Options.  We may discontinue, add, eliminate or change the models at any time.

The Fixed Accounts

Our Fixed Accounts are offered through a non-unitized separate account, which supports the Guaranteed Rate Options (GROs) and Systematic Transfer Options (STOs) for this annuity contract.  Our General Account (the account that contains all of our assets other than those held in separate accounts) supports the portion of the Death Benefit, the Annuity Benefit, and any guarantees offered under a Rider (a supplement to your contract or additional feature that provides an optional benefit at an additional cost) that are in excess of Account Value.  The non-unitized separate account and the General Account are not registered under the Securities Act of 1933 or the 1940 Act.  Disclosures regarding the Fixed Accounts, the General Account and the non-unitized separate account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options

We currently offer Guaranteed Rate Options (GROs) with Guarantee Periods of five, seven and ten years.  Each GRO matures at the end of the Guarantee Period you have selected.  We can change the Guarantee Periods available for renewal at any time.  Each contribution or transfer to a GRO establishes a new GRO for the Guarantee Period you choose at the guaranteed interest rate that we declare as the current rate (Guaranteed Interest Rate).  When you put a contribution or transfer into a GRO, a Guaranteed Interest Rate is locked in for the entire Guarantee Period you select.  We credit interest daily at an annual effective rate equal to the Guaranteed Interest Rate.  If your contract is issued in the state of Washington, the GROs are not available.

The value of a contribution or transfer to your GRO is called the GRO value.  Assuming you have not transferred or withdrawn any amounts from your GRO, the GRO value will be the amount you contributed or transferred plus interest at the Guaranteed Interest Rate, less any annual administrative charge and optional benefit charges that may apply.

We may declare an enhanced rate of interest in the first year for any contribution or transfer allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.  This enhanced rate will be declared at the time of your allocation and guaranteed for the first year of the Guarantee Period.  We may also declare and credit a special interest rate or additional interest at any time on any nondiscriminatory basis.  Any enhanced rate, special interest rate or additional interest credited to your GRO will be separate from the Guaranteed Interest Rate and will not be used in the MVA formula.

If you have more than one GRO with the same Guarantee Period, the GROs are considered one GRO for Account Value reporting purposes.  For example, when you receive a statement from us, all of your five-year GROs will be shown as one GRO while all of your seven-year GROs will appear as another GRO, even though they may have different maturity dates and different interest rates.  However, you will receive separate notices concerning GRO renewals for each contribution or transfer you have made, since each contribution or transfer will have a different maturity date.

All contributions or transfers you make to a GRO are placed in a non-unitized separate account.  The value of your GROs is supported by the reserves in our non-unitized separate account.

Renewals of GROs

We will notify you in writing before the end of your GRO Guarantee Period.  You must tell us before the end of your Guarantee Period if you want to transfer your GRO Value to one or more Variable Account Options or other GROs.  We will make your transfer to the new Investment Options, including any new Guarantee Period you elect, when we receive your election in Good Order at our Administrative Office, even if the previous Guarantee Period has not ended. You can get our current Guaranteed Interest Rates by calling our Administrative Office.

If we do not receive instructions in Good Order (complete information we require to process your application, claim or any request) at our Administrative Office (400 Broadway, Cincinnati, Ohio 45202) before the end of the Guarantee Period, when the Guarantee Period ends we will set up a new GRO for the same Guarantee Period as your old one, if available, at the then-current Guaranteed Interest Rate. If the same Guarantee Period is not available:

•                  For contracts issued in Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah or Virginia, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration.  If no shorter duration is available, we will transfer the Account Value in your maturing GRO to the Touchstone VST Money Market Fund.

If your Account Value is transferred to the Money Market fund, it will be subject to risk of loss, including loss of principal.  If you choose to allow any Account Value in a maturing GRO to go into the Touchstone VST Money Market Fund, you should read the fund’s prospectus and understand the risks before investing.  The Touchstone VST Money Market Fund charges management fees and other expenses that are deducted from the fund.  Also, the Mortality and Expense Risk charge for your variable annuity will be deducted from the Account Value invested in the Touchstone VST Money Market Fund, as with all of the Variable Account Options.

•                  For contracts issued in any state other than those states listed above, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration.  If no shorter duration is available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next longer duration.  For example, if your maturing GRO was a three-year GRO and when it matures, only the five-year, seven-year or ten-year GROs are available, your new GRO will be for five years.

You cannot renew into a GRO that would mature after your Maximum Retirement Date.

Market Value Adjustments

An MVA is an adjustment, either up or down, that we make to your GRO Value if you surrender your contract, make a partial withdrawal or transfer from your GRO, or elect an Annuity Benefit, before the end of the Guarantee Period.  An MVA also applies to a Distribution on Death of the owner before the end of the Guarantee Period, but not on the payment of Death Benefits (paid after the death of the Annuitant).  No MVA applies to partial withdrawals up to the Free Withdrawal Amount at any time.  The Free Withdrawal Amount is the amount you may withdraw in any Contract Year without paying a withdrawal charge.  No MVA applies to partial withdrawals or transfers, election of Annuity Benefits or calculations of Distributions on Death, within 30 days of the expiration of the GRO Guarantee Period.  The MVA does not apply to partial withdrawals taken to meet required minimum distributions under the Tax Code as long as you do not take additional partial withdrawals during the Contract Year (a year that starts on your Contract Date or any Contract Anniversary) that exceed any remaining Free Withdrawal Amount.  The value after the MVA (Adjusted Account Value) may be higher or lower than the GRO Value.

The MVA we apply to your GRO is based on the changes in our Guaranteed Interest Rate.  Generally, if our Guaranteed Interest Rate has increased since the time of your contribution or transfer to the GRO, the MVA will reduce your GRO Value.  On the other hand, if our Guaranteed Interest Rate has decreased since the time of your contribution or transfer, the MVA will generally increase your GRO Value.

The MVA for a GRO is determined by the following formula(8):

MVA = GRO Value x [(1 + A)N/12 / (1 + B + .0025)N/12 - 1],  where

(8)  The formula for contracts issued in Pennsylvania is MVA = GRO Value x [(1 + A)N/12 / (1 + B)N/12 - 1].

A is the Guaranteed Interest Rate being credited to the GRO subject to the MVA;

B is the current Guaranteed Interest Rate, as of the effective date of the application of the MVA, for current allocations to a GRO, the length of which is equal to the number of whole months remaining in your GRO. Subject to certain adjustments, if that remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GROs of the next highest and next lowest Guarantee Period; and

N is the number of whole months remaining in your GRO.

If the remaining term of your GRO is 30 days or less, the MVA for your GRO will be zero.  If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO.  If that remaining period is not equal to an exact term for which there is a United States Treasury Note, B will be determined by a formula that finds a value between the yield to maturity of the next highest and next lowest term, subject to certain adjustments.

See Appendix C for illustrations of the MVA.

Systematic Transfer Options (STO)

We offer Systematic Transfer Option (STOs) that provide a fixed interest rate guaranteed for the STO period selected and paid on your contributions while they are in the STO.  Available STO periods are six months and one year.  All STO contributions will be transferred into the Variable Account Options within either six months or one year of your STO contribution, depending on which STO you select.  We do not allow transfers from a STO to a GRO.  We require a minimum contribution to the STO of $6,000 to fund the six-month STO or $12,000 to fund the one-year STO.  We will automatically transfer equal amounts monthly for the six-month STO and either monthly or quarterly for the one-year STO.

The STOs are available for new contributions only.  You cannot transfer from other Investment Options into the STOs.  We do not accept Systematic Contributions into the STOs.  See “Systematic Transfer Program” in Part 9 for more details.

Part 4 — Deductions and Charges

Mortality and Expense Risk Charge

We deduct a daily charge equal to an annual effective rate of 1.55% of your Account Value in the Variable Account Options to cover mortality and expense risk and certain administrative expenses.  A portion of the 1.55% pays us for assuming the mortality risk and the expense risk under the contract.  The mortality risk, as used here, refers to our risk that Death Benefits are greater than anticipated, or that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more Annuity Benefits than anticipated.  The expense risk is our risk that the expenses of administering the contract will exceed the reimbursement for administrative expenses.

Administrative expenses include processing applications, issuing contracts, processing customer orders and other requests, making investments, providing regular reports and confirmations to customers, providing reports and updates to regulators, maintaining accounting records for each contract owner, administering income payments, furnishing accounting and valuation services (including the calculation and monitoring of the daily Unit Values), reconciling and depositing cash receipts, and providing forms.  The administration expense may also reimburse us for the costs of distribution of this variable annuity.

We expect to make a profit from this fee.  The mortality and expense risk charge cannot be increased without your consent.

Annual Administrative Charge

We charge an annual administrative charge of $30, which is deducted on the last day of the Contract Year if your Account Value is less than $50,000 on that day.  This charge is taken pro rata from your Account Value in each Investment Option.  The part of the charge deducted from the Variable Account Options reduces the number of Units you own.  The part of the charge deducted from the Fixed Accounts is withdrawn in dollars.  The annual administrative charge is pro-rated if, during a Contract Year, you surrender the contract, select an Annuity Benefit or upon the calculation of a Death Benefit or Distribution on Death of owner.

Reduction of the Mortality and Expense Risk Charge or Annual Administrative Charge

We can reduce or eliminate the mortality and expense risk charge or the annual administrative charge for individuals or groups of individuals if we anticipate expense savings.  We may do this based on the size and type of the group or the amount of the contributions.  We will not unlawfully discriminate against any person or group if we reduce or eliminate these charges.

Portfolio Charges

The Variable Account Options buy shares of the corresponding Portfolios at each Portfolio’s net asset value.  The price of the shares reflects investment management fees and other expenses that have already been deducted from the assets of the Portfolios.  Please refer to Appendix G and the individual Portfolio prospectuses for complete details on Portfolio expenses and related items.

Withdrawal Charge

If you withdraw your contributions, you may be charged a withdrawal charge of up to 8%.  The amount of the withdrawal charge is a percentage of each contribution withdrawn and not of the Account Value.  The charge varies, depending upon the “age” of the contributions included in the withdrawal, that is, the number of years that have passed since each contribution was made.

Contribution Year	Charge as a percentage of the contribution withdrawn
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
thereafter	0

When you take a withdrawal, the oldest contribution is treated as the first withdrawn, then next oldest and so on.  Any gain or earnings in your contract come out only after an amount equal to all your contributions, and any applicable charges on those contributions, is withdrawn.  Please note, however, that for tax purposes, withdrawals are generally considered gain first.  See Part 8.

Because withdrawal charges apply to your contributions, if your Account Value has declined due to poor performance of your selected Variable Account Options, the withdrawal charge may be greater than the amount available for withdrawal.  In some instances, your Account Value may be positive, but you will not have money available to withdraw due to the amount of the withdrawal charge still applicable to your contributions.  Withdrawal charges apply to the withdrawal charge amount itself since this amount is part of the Account Value withdrawn.

Partial withdrawals up to the Free Withdrawal Amount of 10% are not subject to the withdrawal charge.  More details on the Free Withdrawal Amount are in Part 5, in the section titled “Withdrawals.”

We will not deduct a withdrawal charge from:

•        Death Benefit paid on the death of the Annuitant; or

•      withdrawal used to buy an immediate Annuity Benefit from us after the first Contract Anniversary, which occurs once annually on the same day as the Contract Date, with either (i) life contingencies, or (ii) a period certain that provides for fixed payments over at least five years.  (A five-year period certain may not be available, in which case you will have to select a longer period from the available periods.)

While a contribution is subject to a withdrawal charge, we do not allow you to transfer that contribution to another annuity or other investment using Section 1035 of the Tax Code or as a trustee-to-trustee transfer of a Qualified Annuity.  For more information, see Part 8, section titled “Exchanges and Transfers.”

For more information and examples of the application of a withdrawal charge, see Appendix B.

Reduction or Elimination of the Withdrawal Charge

We can reduce or eliminate the withdrawal charge for individuals or a group of individuals if we anticipate expense savings.  We may do this based on the size and type of the group, the amount of the contribution, or the group’s relationship with us.  Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans that we, or our affiliate, sponsored.  We will not unlawfully discriminate against any person or group if we reduce or eliminate the withdrawal charge.

Hardship Waiver

We may waive the withdrawal charge on full or partial withdrawal requests of $1,000 or more under a hardship circumstance.  We may also waive the MVA on any amounts withdrawn from the GROs.  Hardship circumstances may include the owner’s (1) confinement to a nursing home, hospital or long-term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment for at least 180 consecutive days.  (The hardship waiver does not include unemployment on contracts issued in Indiana, Montana, New Jersey, Texas and Washington.)  We can require reasonable notice and documentation including, but not limited to, a physician’s certification and Determination Letter from a State Department of Labor.  The waivers of the withdrawal charge and MVA apply to the owner, not to the Annuitant.  If there are joint owners and either meets the requirements, the waiver will be applied.  The hardship waiver is not available on contracts issued in South Dakota.

Commission Allowance and Additional Payments to Distributors

We generally pay a commission to the sales representative equal to a maximum of 7.50% of contributions and up to 1.00% trail commission paid on Account Value starting as early as the second Contract Year.  Commissions may vary due to differences between states, sales channels, sales firms and special sales initiatives.

A broker-dealer or financial institution that distributes our variable annuity contracts may receive additional compensation from us for training, marketing or other services provided.  These services may include special access to sales staff, and advantageous placement of our products.  We do not make an independent assessment of the cost of providing such services.

Integrity has agreements with some broker-dealer firms under which we pay varying amounts on contributions paid, but no more than 0.25% of Account Value, for enhanced access to their registered representatives.  The broker-dealer firms are BB&T Investment Services, Inc., Comerica Securities, Inc., Cuso Financial Services, L.P., Fifth Third Securities, Inc., Frost Brokerage Services, Inc., Hancock Investment Services, Inc., LPL Financial Corporation, M&T Securities, Inc., and The Huntington Investment Company.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable annuity contract.  This could be a conflict of interest.  You can find more about additional compensation in the Statement of Additional Information.

Optional Benefit Charges

You may purchase one of the Riders offered with this contract, which provide optional benefits for an additional cost.  The additional cost of each Rider, along with complete details about the benefits, is provided in Part 6.

Transfer Charge

You have 12 free transfers during a Contract Year.  We charge $20 for each additional transfer during that Contract Year.  Transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer Programs described in Part 9 do not count toward the 12 free transfers and we do not charge for transfers made under these programs.

Tax Reserve

In the future, we may charge for taxes or set aside reserves for taxes, which will reduce the investment performance of the Variable Account Options.

State Premium Tax

We will not deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law.  If you elect an Annuity Benefit, we will deduct any applicable state premium taxes from the amount available for the Annuity Benefit.  State premium taxes currently range from 0 to 3.5%.

Part 5 — Terms of Your Variable Annuity

Purchasing the Contract

If you wish to purchase this annuity contract, you must apply for it through an authorized sales representative.  The sales representative will send your completed application to us, and we will decide whether to accept or reject it.  If we accept your application, we will issue a contract and send it to you either directly or through your sales representative.

To apply for this contract, you must be of legal age to enter into a contractual relationship under applicable state law.  You must be no older than 85 at the time of application.

Contributions

Minimum initial contribution	$1,000
Minimum additional contribution(9)	$100
Maximum total contributions	$1,000,000	if the Annuitant is age 75 or younger
	$500,000	if the Annuitant is age 76 or older

Different contribution limits apply if you select a GLIA Rider.  See Part 6.  If your contract is a Qualified Annuity, we will measure your additional contributions against any maximum limits for annual contributions set by federal law.  If your contract is a Qualified Annuity, and you transfer or rollover money in the calendar year on or after you reach age 70½, you must take your required minimum distributions for the current calendar year before you purchase this contract.  See Part 8, section titled “Tax-Favored Retirement Programs” for more information about required minimum distributions.

Initial Contributions

We will invest your contributions in the Investment Options you select on your application.  We will use your initial contribution allocated to the Variable Account Options to purchase Units (the measure of your ownership interest in a Variable Account Option) at the Unit Value determined no later than two Business Days (a Business day is any day that the New York Stock Exchange is open) after we receive the contribution and your complete application in Good Order at our Administrative Office.  If the application is not in Good Order, we

(9)  If your contract is issued in the state of Washington, you may make additional contributions only during the first Contract Year.

may retain the initial contribution for up to five Business Days while attempting to complete it.  If the application is not in Good Order within five Business Days, you will be informed of the reason for the delay.  We will return the initial contribution to you unless you specifically allow us to hold the contribution until the application is completed.  You cannot purchase this contract using death benefits from another annuity that are rolled over, transferred or exchanged under §1035 of the Tax Code.

Additional Contributions

We will credit each additional contribution on the Business Day we receive it in Good Order at our Administrative Office.  We will use contributions allocated to Variable Account Options to purchase Units at the Unit Value as of the next close of the New York Stock Exchange.

We will invest each additional contribution according to the allocation we have on record as your “future allocation.”  You can change your future allocation for additional contributions at any time by writing to the Administrative Office.  The request must include your contract number, the new allocation and your signature.  When we receive it at our Administrative Office, the change will be effective for any contribution that accompanies it and for all future contributions.  We can also accept allocation changes by telephone.  See “Transfers” in Part 5.  Different rules apply to the GLIA Investment Options.  See Part 6.

We will accept additional contributions at any time up to eight years before your Maximum Retirement Date.    We may refuse additional contributions if: (1) we previously discontinued accepting additional contributions into the annuity contract or any Investment Option; (2) the additional contribution does not meet our minimum additional contribution amount or exceeds our maximum contribution amount for the annuity contract or for a specific Investment Option; or (3) for any reason allowed by law.

Allocations on Record

Changing your future allocation does not change the current allocation of your Account Value or the allocation used for rebalancing, if any.  You must provide specific instructions if you wish to change your current allocation or rebalancing allocation.  You should review your allocations periodically to ensure they still meet your investment goals and needs.

Units in Our Separate Account

Your investment in the Variable Account Options is used to purchase Units.  On any given day, the value you have in a Variable Account Option is the number of Units you own in that Variable Account Option multiplied by the Unit Value.  The Units of each Variable Account Option have different Unit Values.

Units are purchased when you make new contributions or transfer amounts to a Variable Account Option.  Units are redeemed (sold) when you make withdrawals or transfer amounts out of a Variable Account Option into a different Investment Option.  We also redeem Units to pay the Death Benefit when the Annuitant dies, to make a Distribution on Death of owner, to pay the annual administrative charge, to pay for certain optional benefits and to purchase an Annuity Benefit.  The number of Units purchased or redeemed in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Variable Account Option’s Unit Value, calculated as of the next close of business of the New York Stock Exchange.

If we make a mistake in executing any purchase or redemption, we will reprocess any trades made in error and ensure that you receive the correct unit values.  We will put you in the same position you otherwise would have been in.  Depending on the change in unit values between the error and correction, we may experience a gain or loss as a result of the reprocessing.

The Unit Values of the Variable Account Options fluctuate with the investment performance of the corresponding Portfolios, which reflects the investment income, realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolio’s expenses.

How We Determine Unit Value

We determine Unit Values for each Variable Account Option after the close of business of the New York Stock Exchange, which is normally 4 p.m. Eastern Time on each Business Day.  The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Variable Account Option on the current Business Day.  We determine a net investment factor for each Variable Account Option as follows:

•                  First, we take the value of the Portfolio shares that belong to the corresponding Variable Account Option at the close of business that day.  For this purpose, we use the share value reported to us by the Portfolios.

•                  Next, we add any dividends or capital gains distributions by the Portfolio on that day.

•                  Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

•                  Then we divide this amount by the value of the Portfolio shares that belong to the corresponding Variable Account Option at the close of business on the last day that a Unit Value was determined.

•                  Finally, we subtract the mortality and expense risk charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday).  The daily charge is an amount equal to an annual effective rate of 1.55%.

Generally, this means that we adjust Unit Values to reflect the investment experience of the Portfolios and the mortality and expense risk charge.

Transfers

You may transfer all or any part of your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions:

•                  The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option.

•                  Transfers into a GRO will establish a new GRO for the Guarantee Period you choose at the then-current Guaranteed Interest Rate.

•                  Transfers out of a GRO more than 30 days before the end of the Guarantee period are subject to an adjustment of the value called an MVA.  See Part 3.

•                  Transfers into and out of the GLIA Investment Options are restricted.  See Part 6.

If you reallocate some or all of your Account Value invested in the Variable Account Options and the GROs at one time, it will count as one transfer.

You have 12 free transfers during a Contract Year.  After this limit is reached, we charge $20 for each additional transfer during that Contract Year.  See Part 4, section titled “Transfer Charge.”

You may request a transfer by writing to our Administrative Office at the address in the Glossary.  Mail sent to any other address may not be in Good Order.  Each request for a transfer must be signed by you and specify:

•              the contract number

•              the amounts to be transferred, and

•              the Investment Options to and from which the amounts are to be transferred.

If one portion of a transfer request involving multiple Investment Options violates our policy or is not in Good Order, the entire transfer request will not be processed.

You may also request transfers through our telephone transfer service using your personal identifiers.  We will honor telephone transfer instructions from any person who provides correct identifying information.  We are not responsible for fraudulent telephone transfers we believe to be genuine according to these procedures.  Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.  You may request telephone transfers from 9:00 a.m. to 5:00 p.m., Eastern Time, on any day we are open for business.

If we receive your transfer request at our Administrative Office before 4:00 p.m. Eastern Time on a Business Day, you will receive the Unit Values for the Variable Account Options as of the close of business on the day we receive your transfer request in good order at our Administrative Office.  Transfer requests for Variable Account Options received by us at or after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) on a Business Day, or anytime on a day other than a Business Day, will be processed using Unit Values as of the close of business on the next Business Day.  We will confirm all transfers in writing.

A transfer request or a reallocation of your Account Value does not change your future allocation or rebalancing allocation on file.  You must provide specific instructions if you wish to change these allocations.

Different rules apply to the GLIA Investment Options.  See Part 6.

Excessive Trading

We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an owner or certain owners if we are informed by one or more of the Portfolios that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected Portfolios.

We reserve the right to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made.  Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested.  Accordingly, you will need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Specific Notice Regarding the Use of this Annuity for Market Timing or Frequent Trading

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market.  Any individual or legal entity that intends to engage in stale price arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing or for any other reason should not purchase this contract.  These abusive or disruptive transfers can have an adverse effect on management of a Portfolio, increase Portfolio expenses and affect Portfolio performance.

The following policies for transfers between Investment Options are designed to protect contract owners from frequent trading activity.  However, we may not be able to detect all frequent trading, and we may not be able to prevent transfers by those we do detect.  As detecting frequent trading and preventing its recurrence is, in many circumstances, a reactive response to improper trading, we cannot guarantee, despite our policies and procedures, that we will detect all frequent trading in our contracts, prevent all frequent trading and prevent all harm caused by frequent trading.

1.                                      Prohibited Transfers.  Under normal market conditions, we will refuse to honor the following transfer requests:

•                        a transfer request into an International or High Yield Variable Account Option (as defined by us) if, within the preceding five Business Days, there was a transfer out of the same Variable Account Option;

•                        a transfer request out of an International or High Yield Variable Account Option if, within the preceding five Business Days, there was a purchase or transfer into the same Variable Account Option.

2.                                      Allowable Transfers Accompanying a Prohibited Transfer.  We cannot honor an otherwise allowable transfer request if it is made at the same time or accompanies a request for a Prohibited Transfer.

3.                                     Notification.  We will notify you if your requested transfer is not made.

4.                                       Suspension or Revocation of Same-Day Transfer Privileges.  If you, as owner (or agents acting on your behalf) engage in market timing or excessive trading, as determined by a Portfolio’s investment advisor in its sole discretion, you may have your same-day transfer privileges suspended or revoked in accordance with the Portfolio’s policies set forth in its prospectus.

•                        If your same-day transfer privileges are revoked, you will be required to submit all future transfer requests by U.S. mail or overnight delivery service.  Transfer requests made by telephone, Internet, fax, same-day mail or courier service will not be accepted.

•                        In addition, if you wish to cancel a transfer request, your cancellation request must also be in writing and received by U.S. mail or overnight delivery service.  The cancellation request will be processed as of the day it is received.

5.                                       20 Investment Option Transfers Permitted.  You may submit 20 Investment Option transfers each Contract Year for each contract by U.S. mail, Internet, telephone request, or fax.

•                        All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight delivery.  Transfer requests made by telephone, Internet, fax, same day mail or courier service will not be accepted, and Internet trading privileges will be suspended.  If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S mail or overnight delivery service.  We will process the cancellation request as of the day we receive it.

•                        Upon reaching your next Contract Anniversary, you will again be provided with 20 Investment Option transfers.  The number of allowable Investment Option transfers is non-cumulative and may not be carried over from year to year.

•                     Transfers made under our Dollar Cost Averaging Program, Systematic Transfer Option Program, Customized Asset Rebalancing Program, or other related programs we may offer are not counted toward the 20 Investment Option transfer limitation.  If we or a Portfolio’s investment advisor determine in our sole discretion that you are manipulating these or similar programs to circumvent our transfer policies, however, we may take any action that we deem appropriate to stop this activity.  This could include (but is not limited to) revoking your same-day transfer privileges or your ability to utilize these programs.

Conformity with these policies does not necessarily mean that trading will not be deemed to constitute market timing.  If it is determined by us or by a Portfolio’s investment advisor, in our sole discretion, that you are attempting to engage in improper trading, your same-day transfer privileges may be suspended or revoked.  We may reverse transactions made in violation of our market timing or frequent trading policies.  We will take into consideration any information, data and directives provided to us by the Portfolios’ investment advisors regarding improper trading.

We have entered into agreements with each Portfolio company as required by Rule 22c-2 of the 1940 Act.  The agreements require us to engage in certain monitoring and reporting of trading activity and bind us to implement instructions from the Portfolio if its frequent trading policies are violated or if the Portfolio determines, in its sole discretion, that disruptive trading has occurred.  If we are notified by a Portfolio’s investment advisor that the frequency or size of trades by an individual or group of individuals is disruptive to the management of the Portfolio, and the investment advisor asks us to rescind a previously executed trade or restrict further trading in that Portfolio by the individual or group, we will comply with that request promptly.  We will rescind a trade or impose the Portfolio’s investment advisor’s restriction even if the transactions otherwise conform to our policies.  We do not grant waivers of these policies to particular investors or classes of investors.

We may modify these restrictions at any time in our sole discretion.

Withdrawals

You may make withdrawals as often as you wish.  Each non-systematic withdrawal must be at least $300.  Unless you request a withdrawal from a specific Investment Option, we will take the withdrawal from your Investment Options pro rata, in the same proportion their value bears to your total Account Value.  For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the Account Value withdrawn will come from each of your four Investment Options.  For purposes of this pro rata calculation, the total Account Value in all GROs of the same duration or all STOs of the same duration will be treated as one Investment Option.  The portion of the money coming from more than one GRO or STO of the same duration will be withdrawn first from the oldest GRO or STO.  For information on systematic withdrawals, see Part 9.

We process withdrawals when we receive your request in Good Order at our Administrative Office.  When you take a withdrawal from a Variable Account Option, Units are redeemed at the Unit Value as of the next close of the New York Stock Exchange.

For partial withdrawals, the total amount deducted from your Account Value will include:

•                  the withdrawal amount requested,

•                  plus or minus any MVA that applies (see Part 3, section titled “Market Value Adjustments”),

•                  plus any withdrawal charge that applies (see Part 4, section titled “Withdrawal Charge”).

The net amount you receive will be the amount you requested, less any applicable tax withholding.  Generally, withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty.  If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals.  See Part 8.

Withdrawals are attributed to your Account Value in the following order:  (1) any remaining Free Withdrawal Amount; (2) contributions that are no longer subject to a withdrawal charge and have not yet been withdrawn; (3) contributions subject to a withdrawal charge; and (4) any gain, interest, or other amount that is not considered a contribution.  Your investment comes out first, beginning with the oldest contribution first, then next oldest and so on.  Any gain or earnings in your contract come out only after an amount equal to all contributions, and any applicable charges on those contributions, are withdrawn.  Please note, however, that for tax purposes, withdrawals are considered to be gain first.  See Part 8.

Certain Death Benefits and optional benefits are reduced by withdrawals on a proportional basis.  See Part 5, section titled “Death Benefits Paid on Death of Annuitant” and Part 6.

Additional restrictions apply to withdrawals from the GLIA Investment Options.  See Part 6.

Examples of withdrawals and the application of a withdrawal charge are located in Appendix B.

Free Withdrawal Amount

You may take your Free Withdrawal Amount each Contract Year without a withdrawal charge or MVA.

The Free Withdrawal Amount is the greater of:

•                  10% of your Account Value on the date of the withdrawal, minus any previous withdrawals during that Contract Year; or

•                 10% of your Account Value at your most recent Contract Anniversary, minus any previous withdrawals during that Contract Year.  (During your first Contract Year, this amount is 10% of your initial contribution received on the Contract Date.)

If you do not take the Free Withdrawal Amount in any one Contract Year, you cannot add it to the next year’s Free Withdrawal Amount.

The Free Withdrawal Amount does not apply to a full surrender.  Taking your Free Withdrawal Amount will not reduce the total withdrawal charges applicable to your contract.  If you take a withdrawal or surrender the contract, we will assess any applicable withdrawal charge on the amount of your contributions withdrawn, which are not reduced for any Free Withdrawal Amount you have taken.

The Free Withdrawal Amount is available for withdrawal only.  You may not use your Free Withdrawal Amount as a transfer to another annuity or other investment under Section 1035 of the Tax Code or as a trustee-to-trustee transfer of qualified assets.  For more information, see Part 8, section titled “Exchanges and Transfers.”

Assignments

You may assign your rights by providing us written notice of assignment in Good Order signed by you.  Unless otherwise specified by you in the notice, the assignment will be effective on the date you sign the notice.  We are not liable for payments made or actions taken by us before we receive and record the notice at our Administrative Office.  We may restrict the assignment where restrictions are for purposes of satisfying applicable laws or regulations.  Assignment may be a taxable event.  We are not responsible for the validity under state or other laws or for any tax consequences of the assignment.

Death Benefit Paid on Death of Annuitant

Unlike some other variable annuities, this contract pays the Death Benefit upon the Annuitant’s death, rather than upon the owner’s death.  (See section titled “Distribution on Death of Owner” for discussion of amount paid on death of owner who is not the Annuitant.) You name the Annuitant’s beneficiary (or beneficiaries).  We will pay a Death Benefit to the Annuitant’s surviving beneficiary if:

•                  the Annuitant dies before the Retirement Date, which is any date before the Maximum Retirement Date that you choose to begin taking your Annuity Benefit (after the Retirement Date, the Death Benefit no longer exists); and

•                  there is no contingent Annuitant.

A Death Benefit will not be paid after the Annuitant’s death if there is a contingent Annuitant.  In that case, the contingent Annuitant becomes the new Annuitant under the contract.  The Annuitant and any contingent Annuitants may not be changed once the contract has been issued.

If an Annuitant’s beneficiary does not survive the Annuitant, then the Death Benefit is generally paid to the Annuitant’s estate. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

The Annuitant’s beneficiary may elect to take the Death Benefit in one of the following forms:

1.              lump sum — if the beneficiary elects this option, we will pay the Death Benefit to the Annuitant’s beneficiary.

2.              deferral for up to five years — if the beneficiary elects this option, we will allow the beneficiary to keep the Death Benefit amount invested in the Variable Investment Options currently available for a period of up to five years.  At the end of five years, the entire amount must be paid to the beneficiary.

3.              irrevocable income payout option — if the beneficiary elects this option, he or she must choose to receive the Death Benefit either as an immediate annuity with a life contingency or as substantially equal payments over his or her life expectancy.  If payment over the life expectancy is elected, we will allow the beneficiary to keep the Death Benefit amount invested in the Variable Investment Options currently available, to the extent this does not conflict with the Tax Code requirements under which this option is available (primarily section 72(s) of the Tax Code.)  This option is only available if elected within 60 days.  Distributions must begin within one year from the date of death.

If the beneficiary selects option two or three above, for money invested in the Fixed Accounts, he or she will receive the guaranteed minimum interest rate applied to the Fixed Accounts under the current version of the contract, which may be lower than the guaranteed minimum interest rate applied to the Fixed Accounts in your contract.  If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.

If beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years.

You may elect to have the Death Benefit paid to the Annuitant’s beneficiary as an Annuity Benefit, in which case the Annuitant’s beneficiary will not have the choices above, but will receive the death benefit in the form you have elected.

You may change the Annuitant’s beneficiary by sending the appropriate form in Good Order to the Administrative Office.  We may limit the number of beneficiaries you can have at one time.  If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

Please consult your financial professional and tax advisor in order to identify your beneficiaries properly so that the Death Benefit is paid to the intended beneficiary, and to structure your contract so that spousal continuation can occur, if that is your intention.  See Appendix D for assistance in structuring your contract.

Death Benefit

For contracts where the Annuitant’s age on the Contract Date is up to and including age 85, the Death Benefit will be the greatest of:

•                  highest Account Value on any Contract Anniversary before the Annuitant’s 81st birthday, plus any contributions received after that Contract Anniversary, minus a proportional adjustment for any withdrawals (and associated charges) taken after that Contract Anniversary;

•                  total contributions, minus a proportional adjustment for any withdrawals (and associated charges); or

•                  the Account Value on the Death Benefit Date (the Business Day we receive an original certified death certificate and our death claim forms in Good Order, including the beneficiary’s election of form of payment.)

The amount of the Death Benefit is determined on the Death Benefit Date and if the Death Benefit is greater than the Account Value, we will invest the difference in the contract on the Death Benefit Date.

Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied

If you take withdrawals from your contract, we will make a proportional adjustment to your Death Benefit.  This means that your Death Benefit will be reduced by the same percentage as your withdrawal bears to your Account Value at the time of withdrawal.  For example:

•                  if your Death Benefit is $100,000, and your current Account Value is $80,000,

•                  and you take a withdrawal of $10,000 (including any associated charges),

•                  we will reduce your Death Benefit by 12.5% because that is the same percentage that your withdrawal bears to the Account Value at the time of the withdrawal ($10,000 /$80,000);

•                  therefore, your Death Benefit is reduced by $12,500.

Because the Account Value at the time of the withdrawal in this example is less than the Death Benefit, the Death Benefit is decreased by a larger dollar amount than the partial withdrawal amount.  All Death Benefits are reduced proportionally for withdrawals and any charges associated with the withdrawals.

This example is for illustrative purposes only and does not predict results.

Distribution on Death of Owner

If you (as owner) die, and the Annuitant (or contingent Annuitant) is still living, your entire interest in this contract must be distributed to the owner’s beneficiary.  If you are the Annuitant (and no contingent Annuitant is still living), the above section titled “Death Benefit Paid on Death of Annuitant” applies instead of this section.  If you own the contract jointly with your spouse or anyone else, the first death of one of the joint owners will be treated as the death of both owners, and a Distribution on Death to the owner’s beneficiary will be required.  It is not a good idea to own this annuity contract jointly, even with your spouse.  The joint owner is not the owner’s beneficiary.  See Appendix D.

You name the owner’s beneficiary (or beneficiaries).  We will pay the owner’s surviving beneficiary the Distribution on Death.  If an owner’s beneficiary does not survive the owner, then the Distribution on Death of the owner is generally paid to the owner’s estate.  If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

If you, as owner, die on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of the annuity must be distributed to the owner’s beneficiary at least as quickly as the method in effect when you died.

If you, as owner, die before the Retirement Date, the Surrender Value will be paid to the owner’s beneficiary in one of the following forms:

1.              lump sum — if the beneficiary elects this option, we will pay the Surrender Value to the beneficiary.

2.              deferral for up to five years — if the beneficiary elects this option, we will allow the beneficiary to keep the Account Value invested in the Variable Investment Options currently available for a period of up to five years.  At the end of five years, the entire Surrender Value as of that date must be paid to the beneficiary.

3.              irrevocable income payout option — if the beneficiary elects this option, he or she must choose to receive the Surrender Value either as an immediate annuity with a life contingency or as substantially equal payments over his or her life expectancy.  If payment over the life expectancy is elected, we will allow the beneficiary to keep the Account Value invested in the Variable Investment Options currently available, to the extent this does not conflict with the Tax Code requirements under which this option is available (primarily section 72(s) of the Tax Code.)  This option is only available if elected within 60 days.  Distributions must begin within one year from the date of the owner’s death.  Withdrawal charges continue to apply to the withdrawals taken under this option.

If the beneficiary selects option two or three above, for money invested in the Fixed Accounts, he or she will receive the guaranteed minimum interest rate applied to the Fixed Accounts under the current version of the contract, which may be lower than the guaranteed minimum interest rate applied to the Fixed Accounts in your contract.  If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.

If the beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years.

If your (owner’s) sole beneficiary is your spouse, your surviving spouse may be able to continue the contract (along with its tax-deferred status) in his or her name as the new owner.  See the section below on Spousal Continuation and Appendix D.

You may change the owner’s beneficiary by sending the appropriate form in Good Order to the Administrative Office.  We may limit the number of beneficiaries you can name.  If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.

Please consult your financial professional and tax advisor in order to identify your beneficiaries properly so that the Death Benefit, rather than the Surrender Value, is paid to the intended beneficiary, and to structure your contract so that spousal continuation can occur, if that is your intention.

Spousal Continuation

Standard Spousal Continuation

If you (as owner) die, and the Annuitant (or contingent Annuitant) is still living, the Tax Code allows your surviving spouse to continue the annuity contract, along with its tax-deferred status, only if your spouse is named as the owner’s sole beneficiary.  This is standard spousal continuation.  See Appendix D for more information about parties to the contract and spousal continuation.

Enhanced Spousal Continuation

This annuity contract also provides an enhanced type of spousal continuation (Enhanced Spousal Continuation).  The Enhanced Spousal Continuation under this contract is available if you (as owner) die, but only if you have structured your contract as follows:

•                  you are the sole owner and Annuitant;

•                  no contingent Annuitant is named;

•                  no joint owner is named;

•                  your surviving spouse is the owner’s sole beneficiary; and

•                  your surviving spouse is the Annuitant’s sole beneficiary.

Under this Enhanced Spousal Continuation, the continued contract’s Account Value will be the same amount that would have been paid to your surviving spouse if he or she had taken the Death Benefit as a lump sum distribution.  Depending on which is the higher value (see subsection titled “Death Benefit” in section titled “Death Benefit Paid on Death of Annuitant”), the Death Benefit may be equal to the Account Value or higher than the Account Value on the Death Benefit Date.  If the Death Benefit is higher than the Account Value, we will pay the difference and this added value will be invested in the Investment Options you have selected on a pro rata basis as of the Death Benefit Date.  For example, if the Account Value at death was $100,000, but we would have paid out a Death Benefit of $115,000, the surviving spouse’s contract will continue with a $115,000 Account Value.  The continued contract’s Account Value will never be less than the Account Value.

The surviving spouse continues the contract with its tax deferred earnings and all terms and conditions of the contract continue to apply, including the MVA, except:

•                  withdrawal charges no longer apply; and

•                  we will no longer accept additional contributions.

When the surviving spouse dies, a new Death Benefit, measured from the date of the continued contract, will be paid to the beneficiary named by the surviving spouse.

Under either type of spousal continuation:

•                  if the surviving spouse is under 59½, the 10% federal tax penalty for early withdrawal may apply if withdrawals are taken;

•                  certain Investment Options or administrative programs may not be available on the continued contract; and

•                  we may make changes to continued contracts that are permitted by law.

See Appendix D for more information about parties to the contract and spousal continuation.

Federal Tax Advantages of Spousal Continuation Available to Married Same-Sex Spouses

A same-sex surviving spouse is recognized as your legal spouse under the Tax Code and will qualify for the federal tax advantages of spousal continuation where the marriage occurred in a state that legally recognizes it.

The survivor of a civil union or domestic partnership is not recognized as your legal spouse under the Tax Code and the federal tax advantages of spousal continuation are not available.  The survivor of a civil union or domestic partnership may elect to continue the contract under its terms if the celebration occurred in a state that legally recognizes the relationship.  The continuation of the contract by such surviving civil union or domestic partner, however, is treated as an ordinary transfer of ownership and will be a taxable event.

Death Claims

A death claim must be filed to receive either the Death Benefit on the death of the Annuitant or a distribution of the Surrender Value on the death of owner.   A death claim will be effective on the Business Day we receive due proof of death of either the owner or Annuitant.  For us to pay the death claim, the beneficiary must promptly submit an original certified death certificate and Company death claim paperwork in Good Order, including his or her election.

During the period from the date of death until we receive all required paperwork in Good Order, the Account Value will remain invested in the Investment Options you chose, will continue to reflect the investment performance of any Variable Account Options during this period and will be subject to market fluctuations.  Fees and expenses will continue to apply.  All automated transactions will stop when we receive notice of death.

If there are multiple beneficiaries, after one beneficiary submits death claim paperwork, we will calculate the first beneficiary’s share of the Death Benefit or Distribution on Death and make payment according to the first beneficiary’s election.  Each remaining beneficiary’s share of the Death Benefit or Distribution on Death of owner will remain invested in the Variable Account Options and remain subject to market fluctuations. Any part of a death claim amount invested in Fixed Accounts will be combined and invested in our funds on deposit account earning an interest rate set at our discretion.

Maximum Retirement Date and Annuity Benefit

Your Annuity Benefit is available anytime after your first Contract Anniversary up until the Annuitant’s 100th birthday.  The Annuitant’s 100th birthday is referred to as the Maximum Retirement Date.  You may elect your Annuity Benefit by writing to the Administrative Office any time before the Maximum Retirement Date.

Upon the Maximum Retirement Date, you may elect to receive a lump sum of your Surrender Value, or you may elect an Annuity Benefit.  The amount applied toward the purchase of an Annuity Benefit will be the Adjusted Account Value, less any pro rata annual administrative charge, and applicable state premium tax.  However, the Surrender Value will be the amount applied if the Annuity Benefit you select does not have a life contingency and either (i) a fixed period of less than five years, or (ii) the annuity can be changed to a lump sum payment without a withdrawal charge.

Once an Annuity Benefit is elected, you will no longer have an Account Value, Surrender Value, Death Benefit or other accessible cash value.  When the contract value is applied toward the purchase of an Annuity Benefit, it is converted into a stream of income payments.  The Annuity Benefit provides regular fixed payments, which may be made monthly, quarterly, semi-annually or annually.  You cannot change or redeem the annuity once payments have begun.  For any annuity, the minimum periodic payment must be at least $100.

We currently offer the following types of annuity payout options, funded through our General Account; however, we may eliminate or change these nonguaranteed options at any time:

•                  life and 10-year certain annuity, which provides a fixed life income annuity with 10 years of payments guaranteed.  If the Annuitant dies before the end of the 10 year period, the Annuitant’s beneficiary will receive the remaining periodic payments.

•                  period certain annuity, which provides for fixed payments for a fixed period.  The fixed periods available may vary from time to time and the fixed period selected may not extend past your 100th birthday. The payment amount is determined by the period you select.  If the Annuitant dies before the end of the period selected, the Annuitant’s beneficiary will receive the remaining periodic payments.

•                  life and period certain annuity (other than 10 years), which provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and any joint Annuitant under a joint and survivor annuity.  The fixed periods available may vary from time to time.  If the Annuitant (or the Annuitant and the joint Annuitant under a joint and survivor annuity) dies before the fixed period selected ends, the remaining periodic payments in the fixed period will go to the Annuitant’s beneficiary.

•                  life only annuity, which provides fixed payments for the life of the Annuitant, or until the Annuitant and joint Annuitant both die under a joint and survivor annuity. Once the Annuitant (or last joint Annuitant) dies, no further payments will be made and no value remains for any beneficiaries.

If you have not already selected a form of Annuity Benefit, we will contact you prior to your Maximum Retirement Date.  You can tell us at that time the type of Annuity Benefit you want.  If we do not receive your election on or before your Maximum Retirement Date, you will automatically receive a life and 10-year certain Annuity Benefit option.

You may not apply a portion of your Account Value to an Annuity Benefit.

Annuity Benefit Payments

The amount of your Annuity Benefit is based on the option you choose, the annuity rates applied and, in the case of a life contingent annuity option, on the Annuitant’s age and gender (or the ages and genders of both annuitants, in the case of a joint annuity).  Gender may not be a factor under some tax-favored retirement programs, and under certain state laws where gender-neutral rates apply.

If the age or gender of an Annuitant has been misstated, you will receive benefits that would have been purchased at the correct age and gender.  Any overpayments or underpayments made by us will be charged or credited with interest at the rate required by your state.  If we have made overpayments because of incorrect information about age or gender, we will deduct the overpayment from the next payment or payments due.  We will add underpayments to the next payment.

Timing of Payment

We normally apply your Adjusted Account Value to the purchase of an Annuity Benefit, or send you partial or total withdrawals, within seven days after receipt of the required form in Good Order at our Administrative Office.  However, we can defer our action as to Account Value allocated to the Variable Account Options for any period during which:

(1)         the New York Stock Exchange has been closed or trading on it is restricted;

(2)         an emergency exists as determined by the SEC so that disposal of securities is not reasonably practicable or it is not reasonably practicable for the Separate Account fairly to determine the value of its net assets; or

(3)        the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account.

How You Make Requests and Give Instructions

When you write to our Administrative Office, use the address listed in the glossary of this prospectus.  We cannot honor your requests unless they are in Good Order.  Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

Abandoned or Unclaimed Property

Every state has laws that generally provide for payment to the state of unclaimed property, including proceeds of annuity contracts, under various circumstances.  This is called escheatment.  In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent escheatment, it is important that you keep your contact information on file with us up to date, including the names, addresses, phone numbers, social security numbers and dates of birth for owners, annuitants, beneficiaries and other payees.  Such updates must be communicated in Good Order to our Administrative Office.

Part 6 — Optional Benefits

You may purchase one of the Riders offered with this contract, which provides optional benefits for an additional cost.  The Riders may only be elected at the time of application and will replace or supplement the standard contract benefits.  Charges for the optional benefit Riders are in addition to the standard contract charges.  Be sure you understand the charges.  Carefully consider whether you need the benefit and whether it is appropriate for your particular circumstances.  Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate contract.

Guaranteed Lifetime Income Advantage Rider 1 (GLIA 1) - an optional benefit that guarantees lifetime payments will be available for withdrawal.

Guaranteed Lifetime Income Advantage 1 (GLIA 1), which is a guaranteed lifetime withdrawal benefit, is an optional Rider you may purchase for an additional charge.  You may select the Individual GLIA 1 Rider or the Spousal GLIA 1 Rider.  The GLIA 1 Rider guarantees you can receive an amount equal to the Lifetime Payout Amount (LPA) each Contract Year on or after the Age 60 Contract Anniversary for the life of the Annuitant (or the life of you and your spouse if you elect the Spousal GLIA 1 Rider) regardless of how your investments perform, as long as the Rider is in effect.  If you take Nonguaranteed Withdrawals, as explained below, your lifetime payments will decrease and the Rider may terminate.

Lifetime Payout Amount (LPA)

The amount you can receive each Contract Year for the life of the Annuitant (or for as long as either you or your spouse is alive if you elect the Spousal GLIA 1Rider) is called the LPA.  The LPA is first determined and available to you when you take your first withdrawal on or after the Age 60 Contract Anniversary.

The Age 60 Contract Anniversary is the first Contract Anniversary on or after the Annuitant reaches age 60.  For the Spousal GLIA 1, it is the Contract Anniversary on or after the younger of you and your spouse reaches age 60.

Your LPA is always equal to your Payment Base multiplied by your Withdrawal Percentage.  Your Payment Base may change but your Withdrawal Percentage is locked in at the time of your first withdrawal on or after the Age 60 Contract Anniversary and varies depending on the Annuitant’s age at that time.  For the Spousal GLIA 1, the Withdrawal Percentage is determined by the age of the younger of you and your spouse at the time of your first withdrawal on or after the Age 60 Contract Anniversary.

Age of (Younger) Annuitant at Time of First Withdrawal	Withdrawal Percentage
60-64	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.50%

The LPA is not cumulative.  If you withdraw less than the LPA in any Contract Year, you cannot carry over or add the remaining LPA to withdrawals made in future years.

Payment Base

Your Payment Base will always be the larger of your Bonus Base and your Step-Up Base.

Your Bonus Base (until a Bonus is applied) is:

1)                                     the Account Value on the date you purchase the GLIA 1 Rider; plus

2)                                     additional Contributions; less

3)                                     Adjusted Nonguaranteed Withdrawals.

After a Bonus is applied (but before a subsequent Bonus), your Bonus Base is:

1)                                     the Bonus Base immediately before the Bonus is applied; plus

2)                                     the Bonus amount (see “Bonus” section below); plus

3)                                     additional Contributions received after the date of the Bonus; less

4)                                     Adjusted Nonguaranteed Withdrawals taken after the date of the Bonus.

Your Step-Up Base (until a Step-Up is applied) is:

1)                                     the Account Value on the date you purchase the GLIA 1 Rider; plus

2)                                     additional Contributions; less

3)                                     Adjusted Nonguaranteed Withdrawals.

On the last day of each Contract Year, we will compare your Account Value to your Step-Up Base.  If your Account Value is greater than the Step-Up Base, we will increase or “step up” the Step-Up Base to equal the Account Value.  The amount of the increase is your Step-Up amount.

After a Step-Up is applied (but before a subsequent Step-Up), the Step-Up Base is:

1)                                     the Step-Up Base immediately before the Step-Up is applied; plus

2)                                     the Step-Up amount; plus

3)                                     additional Contributions received after the date of the Step-Up; less

4)                                     Adjusted Nonguaranteed Withdrawals taken after the date of the Step-Up.

Effect of Withdrawals

Before the Age 60 Contract Anniversary, all withdrawals, including any withdrawal charges, are Nonguaranteed Withdrawals and will reduce your Bonus Base and Step-Up Base (and therefore your Payment Base) by the Adjusted Nonguaranteed Withdrawal amount.

After the Age 60 Contract Anniversary, withdrawals do not reduce your Bonus Base or Step-Up Base, as long as your total withdrawals in any Contract Year are not more than your LPA.  However, if you withdraw more than your LPA in any Contract Year, the amount that exceeds your LPA (including any withdrawal charges) is a Nonguaranteed Withdrawal.

Each time you make a Nonguaranteed Withdrawal, we will reduce your Bonus Base and Step-Up Base (and therefore your Payment Base) by the Adjusted Nonguaranteed Withdrawal amount.  The Adjusted Nonguaranteed Withdrawal amount is the amount of the Nonguaranteed Withdrawal, including any withdrawal charges, multiplied by the greater of:

•                  1.0; and

•                  the ratio of Payment Base to Account Value (Payment Base divided by Account Value).

For the purpose of this calculation, we use the Payment Base before the Withdrawal and the Account Value reduced by any remaining LPA.

If your Payment Base is more than your Account Value when you take a Nonguaranteed Withdrawal, your Payment Base will be reduced by more than the amount of your Nonguaranteed Withdrawal.  Here is an example assuming you take the withdrawal prior to your Age 60 Contract Anniversary and no withdrawal charges apply:

•                  Your Account Value is $75,000 and your Payment Base is $100,000

•                  You take a Nonguaranteed Withdrawal in the amount of $5,000

•                  Your Account Value will be reduced by $5,000

•                  Since $100,000/$75,000 is greater than 1.0, however, your Payment Base will be reduced by $6,667 ($100,000/$75,000 x $5000)

Other Important Facts about Withdrawals:

•                  You will not receive the intended benefit of this Rider if you take Nonguaranteed Withdrawals.  Nonguaranteed Withdrawals can have a significant negative effect on your Payment Base and LPA.

•                  Withdrawal charges may apply.  If you withdraw more than your Free Withdrawal amount but the withdrawal does not exceed your LPA, any applicable withdrawal charges will be waived.  If you withdraw more than the Free Withdrawal amount and the withdrawal results in a Nonguaranteed Withdrawal, withdrawal charges, if any, will be applied.  See Part 4, section titled “Withdrawal Charge” and Part 5, section titled “Withdrawals.”

•                  Withdrawals must be taken pro rata from your Investment Options.  You cannot make a Withdrawal from specific Investment Options.

•                  The Bonus Base, Step-Up Base and Payment Base are not available for withdrawal or surrender.  They are not payable as a Death Benefit, Distribution on Death, or an Annuity Benefit.  The bases are only used to calculate your LPA and Rider charge.

•                  If your Account Value is greater than zero, the LPA you take from the contract is a partial withdrawal from your Account Value.  LPA Withdrawals will have the same effect on the Death Benefit as described in your in Part 5, section titled “Death Benefit Paid on Death of Annuitant,” subsection titled “Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied.”

•                  The taxable portion of your withdrawals is taxed as ordinary income.  You may be subject to a 10% tax penalty if you are under 59½ at the time of the withdrawal.

•                  You must use our withdrawal form to request withdrawals.  Contact our Administrative Office to obtain the form.

•                  If you request a withdrawal, we will withdraw the total amount you requested from your Account Value. The amount you receive will be net of any Withdrawal Charges and tax withholding.

Annual Processing Date

The Annual Processing Date is the close of business the last day of each Contract Year.  If a withdrawal is taken on an Annual Processing Date, we will process the withdrawal first.  We will then reduce your Account Value by the Annual Administrative Charge, if applicable.  See Part 4, section titled “Annual Administrative Charge.”  We will also deduct any quarterly charges that may apply and be due on that day.  We will then calculate and apply Bonuses and Step-Ups, if any.  If the Annual Processing Date is not a Business Day, the Account Value for the purpose of the Step-Up is determined on the next Business Day after the Annual Processing Date.

Bonus

The Bonus amount is equal to your Bonus Percentage multiplied by the sum of all contributions less the sum of all withdrawals, including any withdrawal charges.  Your Bonus Percentage is determined by your age (or the age of the younger of you and your spouse if you elect the Spousal GLIA 1 Rider) at the time each Bonus is calculated.

Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage
64 or below	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.50%

If you do not take any withdrawals in a Contract Year, we will apply the Bonus on the last day of the Contract Year.  If you take a withdrawal during the Contract Year, we will not apply the Bonus.  The Bonus is available during the first 10 Contract Years.

GLIA 1 Charge

We deduct a charge equal to an annual effective rate of 0.90% for the Individual GLIA 1 Rider or an annual effective rate of 1.15% for the Spousal GLIA 1 Rider.  The 0.90% (or 1.15%) charge is multiplied by the Payment Base as of the last day of each calendar quarter and divided by 4.  The Rider charge is assessed in arrears.  We will deduct the charge from your Investment Options in the same proportion that the value of each Option bears to the Account Value (pro rata).  This charge decreases your Account Value dollar-for-dollar, but does not decrease your Payment Base.  We do not deduct the Rider charge during the Guaranteed Payment Phase.

If the GLIA 1 Rider takes effect or terminates on any day other than the first day of the quarter, we will deduct a proportional share of the charge for the part of the quarter the Rider was in effect.  Proportional share means the charge will be reduced by a percentage resulting from the number of days since the end of the previous calendar quarter, divided by the number of days in the current calendar quarter.

We may increase the annual charge for the Individual GLIA 1 Rider up to a maximum of 1.20%, and the annual charge for the Spousal GLIA 1 Rider up to a maximum of 1.60%.  If we do increase the charge, we will give you prior written notice of the increase and an opportunity to reject the increase.  If you do not reject the increase in writing, the annual charge for your GLIA 1 Rider will increase and you will continue to receive Step-Ups under the terms of the Rider.

If you reject the increase by giving us written notice, your charge will remain the same, but you will not receive any Step-Ups after the effective date of the increase.  Your decision to reject an increase is permanent and once an increase is rejected, you will no longer be eligible to receive notice of or accept additional charge increases and will not receive additional Step-Ups.

GLIA 1 Investment Strategies

If you elect to purchase the GLIA 1 Rider, you must invest 100% of your Account Value at all times in only one of the three GLIA 1 Investment Strategies described below.  (Note that the Investment Options available in the GLIA 1 Investment Strategies are also available without the Rider.)  All GLIA 1 Investment Options are Variable Account Options; no Fixed Accounts are available with the GLIA 1 Rider.

The GLIA 1 Investment Strategies are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GLIA 1 Rider. The GLIA 1 Investment Strategies are designed to lower the volatility of returns from your Variable Investment Options. Investment Options that are available without limitation (if the GLIA 1 Rider is not selected) may offer the potential for higher returns. Before you select the GLIA 1 Rider, you and your financial representative should carefully consider whether the investment strategies available with the rider meet your investment objectives and risk tolerance.

GLIA 1 Investment Strategy 1 (Life Cycle) — You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2010 Portfolio (available on contracts purchased before 5-1-2013)	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio

GLIA 1 Investment Strategy 2 (Managed Risk) — You may select one or more of the three Portfolios, as long as your allocations add up to 100%.

American Funds Insurance Series Managed Risk Asset Allocation	Fidelity VIP Target Volatility	TOPS® Managed Risk Moderate Growth ETF

GLIA 1 Investment Strategy 3 (Self Style) — You may select one or more of the Investment Options in two or more columns, as long as your allocations add up to 100% and are within the minimum and maximum allocation percentages indicated for each column.

Minimum Allocation 30% Maximum Allocation 60%	Minimum Allocation 40% Maximum Allocation 70%	Maximum Allocation 20%	Maximum Allocation 10%

Fixed Income	Core Equity	Non Core Equity	Alternative
Fidelity VIP Investment Grade Bond	American Funds I.S. Growth-Income	American Funds I.S. Growth	Guggenheim VT Global Managed Futures Strategy
PIMCO VIT Total Return	American Funds I.S. Managed Risk Asset Allocation	Columbia Variable Portfolio — Mid Cap Value Opportunities	Guggenheim VT Long Short Equity
Touchstone VST Active Bond	BlackRock Capital Appreciation V.I.	Columbia Variable Portfolio — Small Cap Value	Guggenheim VT Multi-Hedge Strategies**
	Fidelity VIP Asset Manager	Deutsche Small Cap Index VIP	Morgan Stanley UIF U.S. Real Estate
	Fidelity VIP Balanced	Fidelity VIP Disciplined Small Cap	PIMCO VIT All Asset
	Fidelity VIP Contrafund	Fidelity VIP Mid Cap	PIMCO VIT Commodity RealReturn Strategy
	Fidelity VIP Equity-Income	FT Franklin Small Cap Value VIP	PIMCO VIT Long-Term U.S. Government
	Fidelity VIP Growth	Invesco V.I. American Franchise	High Yield
	Fidelity VIP Index 500	Touchstone VST Baron	Fidelity VIP High Income

Small Cap Growth
Fidelity VIP Target Volatility	Touchstone VST Mid Cap Growth	FT Franklin Income VIP
FT Franklin Growth and Income VIP	Touchstone VST Third Avenue Value	Touchstone VST High Yield
FT Franklin Large Cap Growth VIP	International	Short Duration
FT Franklin Mutual Shares VIP	American Funds I.S. Global Growth	PIMCO VIT Low Duration
Invesco V.I. American Value	American Funds I.S. New World	PIMCO VIT Real Return
Invesco V.I. Comstock	BlackRock Global Allocation V.I.	Touchstone VST Money Market
TOPS Managed Risk Moderate Growth ETF*	Fidelity VIP Overseas
Touchstone VST Aggressive ETF	FT Templeton Foreign VIP
Touchstone VST Conservative ETF	FT Templeton Global Bond VIP
Touchstone VST Large Cap Core Equity	FT Templeton Growth VIP
Touchstone VST Moderate ETF	Invesco V.I. International Growth
Morgan Stanley UIF Emerging Markets Debt
Morgan Stanley UIF Emerging Markets Equity

*  A series of Northern Lights Variable Trust

**Available in contracts purchased before 5-1-2012

Additional GLIA 1 Investment Strategies for Previously Purchased Contracts

GLIA 1 Investment Strategy (Modern Markets) — Available if you purchased your contract before May 1, 2012. You may allocate your investment as indicated below and cannot change the allocation between the Investment Options in this strategy, as it is a fixed allocation.

Touchstone VST Moderate ETF Portfolio	Guggenheim VT Multi-Hedge Strategies Fund
90%	10%

GLIA 1 Investment Strategy (Life Style) — Available if you purchased your contract before December 13, 2013.  You may select one or more of the three Investment Options, as long as your allocations add up to 100% and do not exceed the percentage indicated for any particular Investment Option.

Touchstone VST Conservative ETF Portfolio	Touchstone VST Moderate ETF Portfolio	Touchstone VST Aggressive ETF Portfolio
0 – 100%	0 – 100%	0 - 50%

For more information regarding these Investment Options, including information relating to their investment objectives and policies, and the risks of investing, see Part 3 of this prospectus, as well as the underlying Portfolio prospectuses.  You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office.  You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute the GLIA 1 Investment Strategies, the Investment Options or the underlying Portfolios at any time.

Transfer and Allocation Restrictions

The following limitations apply to your allocations and transfers among the Investment Strategies and the GLIA 1 Investment Options.

•                  Only one investment allocation may be in place at any time.  This allocation applies to all current and future contributions and automatic rebalancing.

•                  Transfers may only be accomplished by making an allocation change.

•                  You can change your allocation among the Investment Options within a GLIA 1 Investment Strategy or you can move 100% of your investment from one GLIA 1 Investment Strategy to another GLIA 1 Investment Strategy.

•                  Your first allocation change is allowed 90 days after the Contract Date.  Each allocation change starts a 90-day waiting period before you can make another.

•                  We will automatically rebalance your Investment Options each contract quarter.  The reallocation resulting from automatic rebalancing does not trigger a 90-day waiting period.

Contribution Limits

•      Your initial contribution must be at least $25,000 but not more than $1,000,000 if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.

•      Each additional contribution must be at least $1,000.

•      You cannot make additional contributions after the older Annuitant’s 80th birthday or during the Guaranteed Payment Phase.

•      Your total contributions cannot be more than $1 million if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.

We reserve the right to refuse to accept additional contributions (on a nondiscriminatory basis) at any time to the extent permitted by law.

Withdrawal Protection for Required Minimum Distributions

If you have a tax-qualified annuity contract (such as an IRA), you may need to withdraw money from this annuity contract in order to satisfy IRS required minimum distributions (RMDs) after you turn 70½.

We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only.  We do not take into account your other assets or distributions in making this calculation.

Beginning in the second Contract Year, you may take the greater of your LPA or your RMD from your GLIA 1 Rider without causing a Nonguaranteed Withdrawal.  The RMD protected from being a Nonguaranteed Withdrawal is limited to the amount for this contract only.  In addition, timing of the withdrawals may be restricted.  We will notify you during the year of the amount you may take each Contract Year (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal.  If you take withdrawals that exceed your Maximum Amount or if you do not honor the timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals.  See “Effect of Withdrawals” section above.

You must take your first annual RMD in the calendar year you turn age 70½.  We reserve the right to make any changes we deem necessary to comply with the tax laws.  You should discuss these matters with your tax advisor prior to electing the GLIA 1 Rider.

Guaranteed Payment Phase

The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but the Payment Base is more than zero.  During this phase, you will receive automatic payments each Contract Year equal to the LPA on the date of the first payment.

Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GLIA 1 Rider and any other Riders, will terminate, except those described in this section and in the “Termination” section below.  We will send you a written notice when the annuity contract enters the Guaranteed Payment Phase.

The payments will continue for the life of the Annuitant (or as long as either you or your spouse is alive if you elect the Spousal GLIA 1 Rider).  The Guaranteed Payment Phase will end if the Rider terminates.  See “Cancellation and Termination of Rider” section below.

If you reach your Maximum Retirement Date, the Rider will enter the Guaranteed Payment Phase if you elect the applicable LPA Annuity Option, or if you fail to make another election.  The LPA Annuity Option will continue to pay the LPA for as long as the Annuitant is alive (or as long as either you or your spouse is alive if the Spousal GLIA 2 Rider is elected.)  If you elect the applicable LPA Annuity Option, or one applies because you failed to make an election, any remaining Account Value is forfeited.

Contract Structure

While this Rider is in effect:

1.              You must be the Owner and primary Annuitant, unless the owner is an entity.  (Entity owners allowed on the Individual Rider only).

2.              Joint Owners are not allowed.

3.              Contingent Annuitants have no effect.

If the Spousal GLIA 1 Rider is elected, in addition to numbers 1-3 above:

4.              No entity owners are allowed.

5.              You must name your spouse as the Spousal Annuitant.

6.              You must name your spouse as the Owner’s Sole Beneficiary and the Annuitant’s Sole Beneficiary.

7.              If you and your spouse are more than 10 years apart in age, the Spousal GLIA 1 Rider is probably not suitable for you.

Removal of Spousal Annuitant

You may remove a Spousal Annuitant as a party, but you cannot add or change a Spousal Annuitant.

The Spousal Annuitant is automatically removed upon a divorce or other legal termination of your marriage or death of your spouse.  Once the Spousal Annuitant is removed, lifetime withdrawals under the Spousal GLIA 1 Rider are no longer guaranteed for the lives of both you and your spouse.  You must provide us with notice of the divorce or termination of marriage or on death of your spouse.  If a spouse is removed, you can name new Owner’s Beneficiaries and Annuitant’s Beneficiaries.

•                  If the Spousal Annuitant is removed, the Rider charge will not be reduced.

•                  If the Spousal Annuitant is removed before the LPA has been established, the LPA will be based on the Annuitant’s age at the time of your first withdrawal on or after your Age 60 Contract Anniversary and any Bonus calculations that occur after your spouse is removed will be calculated using the Annuitant’s age.

•                  If the Spousal Annuitant is removed after the LPA has been established, the LPA will not be recalculated and any Bonus will be calculated using the age of the younger of either you or your (now removed) spouse.

Cancellation and Termination of Rider

You may cancel the Rider after it has been in effect for five Contract Years.  After the fifth Contract Year, you will have a 45-day window following each Contract Anniversary to cancel your Rider.

This Rider will terminate automatically on the earliest of the following dates:

1.              The date the Annuitant dies (or survivor of you and your spouse dies if you elect the Spousal GLIA 1 Rider);

2.              The date the Payment Base equals zero;

3.              The date a Nonguaranteed Withdrawal reduces the Account Value to zero;

4.              The date before the Age 60 Contract Anniversary that the Account Value equals zero;

5.              The date that you transfer ownership of the contract;

6.              The date you assign the contract or any benefits under the contract or Rider;

7.              The date a Death Benefit is elected under the contract;

8.              On the Maximum Retirement Date, if you elect other than the LPA Annuity Benefit;

9.              The date you elect an Annuity Benefit under the contract;

10.       The date you cancel this Rider;

11.       The date the contract ends.

Once cancelled or terminated, this Rider may not be reinstated.

Additional Restrictions

The following additional restrictions apply to your annuity contract if you elect the GLIA 1 Rider:

•                  The Annuitant (or the older of you and your spouse if you elect the Spousal GLIA 1 Rider) must be between 50 and 80 years old on the date you elect the Rider.

•                  The Guaranteed Rate Options and Systematic Transfer Option are not available.

•                  Systematic Transfer Program is not available.

•                  Dollar Cost Averaging is not available.

•                  Income Plus Withdrawal Program is not available.

•                  Choices Plus Required Minimum Distribution Program is not available.

•                  Systematic Contribution Program is not available.

•                  The Enhanced Earnings Benefit is not available.

Should You Purchase the GLIA 1 Rider?

The addition of the GLIA 1 Rider to your annuity contract may not always be in your best interest.  For example:

(i)	if you are purchasing the GLIA 1 to meet income needs, you should consider whether an immediate annuity is better suited to your situation;
(ii)

if you are primarily seeking long-term asset growth and do not plan to take withdrawals until more than ten years after you purchase the Rider, the benefit of the GLIA 1 Rider may not justify its cost;

(iii)	if you do not expect to take withdrawals while this Rider is in effect, you do not need the GLIA 1 Rider because the benefit is accessed through withdrawals; or
(iv)

if you are likely to need to take withdrawals prior to the LPA being available or in an amount that is greater than the LPA, you should carefully evaluate whether the GLIA 1 Rider is appropriate, due to the negative effect of Nonguaranteed Withdrawals on your Rider values.

At older ages, benefits paid may not exceed the charges associated with the rider depending on how long the covered person lives.

You should consult with your tax advisor and financial representative and carefully consider your alternatives before deciding if the GLIA 1 Rider is suitable for your needs.

Examples

Please see Appendix E-1 for hypothetical examples that illustrate how the GLIA 1 Rider works.

Guaranteed Lifetime Income Advantage Rider 2 (GLIA 2) - an optional benefit that guarantees lifetime payments will be available for withdrawal.

Guaranteed Lifetime Income Advantage 2 (GLIA 2), which is a guaranteed lifetime withdrawal benefit, is an optional Rider you may purchase for an additional charge.  You may select the Individual GLIA 2 Rider or the Spousal GLIA 2 Rider.  The GLIA 2 Rider guarantees you can receive an amount equal to the Lifetime Payout Amount (LPA) each Contract Year on or after the LPA Eligibility Date for the life of the Annuitant (or the life of you and your spouse if you elect the Spousal GLIA 2 Rider) regardless of how your investments perform, as long as the Rider is in effect.  If you take Nonguaranteed Withdrawals, as explained below, your lifetime payments will decrease and the Rider may terminate.

Lifetime Payout Amount (LPA)

The amount you can receive each Contract Year for the life of the Annuitant (or for as long as either you or your spouse is alive if you elect the Spousal GLIA 2 Rider) is called the LPA. The LPA is first determined and available to you when you take your first withdrawal on or after the LPA Eligibility Date.

The LPA Eligibility Date is the first Contract Anniversary on or after the Annuitant reaches age 60.  For the Spousal GLIA 2, it is the Contract Anniversary on or after the younger of you and your spouse reaches age 60.

Under the Individual GLIA 2 Rider, your LPA is always equal to your Benefit Base multiplied by your Withdrawal Percentage, defined below.

Under the Spousal GLIA 2 Rider, your LPA is always equal to your Benefit Base multiplied by your Withdrawal Percentage multiplied by 90%. The LPA under the Spousal GLIA 2 is 90% of the LPA under the Individual GLIA 2.

The Withdrawal Percentage is the percentage of the Benefit Base we use to calculate your LPA.  The Withdrawal Percentage is determined by the Annuitant’s Age Band (younger of the Annuitant and Spousal Annuitant if Spousal Rider is elected) at the time of your first Withdrawal on or after the LPA Eligibility Date.  Except as explained below in the “Step-Up Base” section, your Withdrawal Percentage is locked in at the time of your first withdrawal on or after the LPA Eligibility Date and varies depending on your age at that time.

(Younger) Annuitant’s Age Band	Withdrawal Percentage
60-64	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.25%

The LPA is not cumulative.  If you withdraw less than the LPA in any Contract Year, you cannot carry over or add the remaining LPA to withdrawals made in future years.

Benefit Base

Your Benefit Base will always be the larger of your Roll-Up Base and your Step-Up Base.

Your Roll-Up Base is equal to your Account Value on the Contract Date. Your Roll-Up Base will be adjusted as follows:

1.              If you make an additional Contribution, your Roll-Up Base will increase immediately by the amount of the Contribution.

2.              If you take a Nonguaranteed Withdrawal, your Roll-Up Base will decrease immediately by the Adjusted Nonguaranteed Withdrawal amount, defined below.

3.              On each Annual Processing Date for the first 10 Contract Years, your Roll-Up Base will increase if you have taken no Withdrawals during that Contract Year.  Your Roll-Up Base will increase by an amount equal to seven percent (7%) multiplied by the sum of all Contributions, less the sum of all Withdrawals, including Withdrawal Charges. The amount of the increase is the Roll-Up amount.

On the Contract Date, your Step-Up Base is equal to your Account Value. Your Step-Up Base will be adjusted as follows:

1.              If you make an additional Contribution, your Step-Up Base will increase immediately by the amount of the Contribution.

2.              If you take a Nonguaranteed Withdrawal, your Step-Up Base will decrease immediately by the Adjusted Nonguaranteed Withdrawal amount.

3.              On the last day of each Contract Year, we will compare your Account Value to your Step-Up Base.  If your Account Value is greater than your Step-Up Base, we will increase or “step up”  your Step-Up Base to equal the Account Value.  The amount of the increase is the Step-Up amount.

If you receive a Step-Up after you take an LPA withdrawal, we will increase your Withdrawal Percentage if you meet the following conditions.

•                  The Step-Up results in an increase to your Benefit Base; and

•                  The younger Annuitant’s Age Band corresponds to a higher Withdrawal Percentage.

Effect of Withdrawals

Before the LPA Eligibility Date, all withdrawals, including any withdrawal charges, are Nonguaranteed Withdrawals and will reduce your Roll-Up Base and Step-Up Base (and therefore your Benefit Base) by the Adjusted Nonguaranteed Withdrawal amount.

After the Age LPA Eligibility Date, withdrawals do not reduce your Roll-Up Base or Step-Up Base, as long as your total withdrawals in any Contract Year are not more than your LPA.  However, if you withdraw more than your LPA in any Contract Year, the amount that exceeds your LPA, including any withdrawal charges, is a Nonguaranteed Withdrawal.

Each time you make a Nonguaranteed Withdrawal, we will reduce your Roll-Up Base and Step-Up Base (and therefore your Benefit Base) by the Adjusted Nonguaranteed Withdrawal amount.  The Adjusted Nonguaranteed Withdrawal amount is the amount of the Nonguaranteed Withdrawal, including any withdrawal charges, multiplied by the greater of:

•                  1.0; and

•                  the ratio of Benefit Base to Account Value (Benefit Base divided by Account Value).

For the purpose of this calculation, we use the Benefit Base before the Withdrawal and the Account Value reduced by any remaining LPA.

If your Benefit Base is more than your Account Value when you take a Nonguaranteed Withdrawal, your Benefit Base will be reduced by more than the amount of your Nonguaranteed Withdrawal.  Here is an example of the effect of a Nonguaranteed Withdrawal based on the following assumptions:

•                  One Withdrawal of $8,500 is taken during the Contract Year.

•                  The Withdrawal is taken after LPA Eligibility Date.

•                  No Withdrawal Charges apply.

Before Nonguaranteed Withdrawal	After Nonguaranteed Withdrawal
Account Value = $ 85,500	Account Value = $ 77,000
Step-Up Base = $102,000	Step-Up Base = $ 97,875
Roll-Up Base = $110,000	Roll-Up Base = $105,875
Benefit Base = $110,000	Benefit Base = $105,875
LPA = $ 5,500	LPA = $ 5,294

The Nonguaranteed Withdrawal amount is $3,000:

$3,000 = Total Withdrawal of $8,500 minus the LPA of $5,500.

The Adjusted Nonguaranteed Withdrawal is $4,125.

$4,125 = $3,000 (Nonguaranteed Withdrawal) x the greater of 1.0 and ($110,000 (Benefit Base immediately before the Withdrawal) / $80,000 (Account Value reduced by the LPA) = 1.375)

In this example, the Benefit Base is reduced by 37.5% more than the Nonguaranteed Withdrawal.

Other Important Facts about Withdrawals:

•                  You will not receive the intended benefit of this Rider if you take Nonguaranteed Withdrawals.  Nonguaranteed Withdrawals can have a significant negative effect on your Benefit Base and LPA.

•                  Withdrawal charges may apply.  If you withdraw more than your Free Withdrawal amount but the withdrawal does not exceed your LPA, we will waive any withdrawal charges.  If you withdraw more than the Free Withdrawal amount and the withdrawal results in a Nonguaranteed Withdrawal, withdrawal charges, if any, will apply.  See Part 4, section titled “Withdrawal Charge” and Part 5, section titled “Withdrawals.”

•                  Withdrawals must be taken pro rata from your Investment Options.  You cannot make a Withdrawal from specific Investment Options.

•                  The Bonus Base, Step-Up Base and Benefit Base are not available for withdrawal or surrender.  They are not payable as a Death Benefit, Distribution on Death, or an Annuity Benefit.  The bases are only used to calculate your LPA and Rider Charge.

•                  If your Account Value is greater than zero, the LPA you take from the contract is a partial withdrawal from your Account Value.  LPA Withdrawals will have the same effect on the Death Benefit as described in your in Part 5, section titled “Death Benefit Paid on Death of Annuitant,” subsection titled “Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied.”

•                  The taxable portion of your withdrawals is taxed as ordinary income.  You may be subject to a 10% tax penalty if you are under 59½ at the time of the withdrawal.

•                  You must use our withdrawal form to request withdrawals.  Contact our Administrative Office to obtain the form.

•                  If you request a withdrawal, we will withdraw the total amount you requested from your Account Value. The amount you receive will be net of any Withdrawal Charges and tax withholding.

Annual Processing Date

The Annual Processing Date is the close of business the last day of each Contract Year.  If a withdrawal is taken on an Annual Processing Date, we will process the withdrawal first.  We will then reduce your Account Value by the Annual Administrative Charge, if applicable.  See Part 4, section titled “Annual Administrative Charge.”  We will also deduct any quarterly charges that may apply and be due on that day.  We will then calculate and apply Roll-Ups and Step-Ups, if any.  If the Annual Processing Date is not a Business Day, the Account Value for the purpose of the Step-Up is determined on the next Business Day after the Annual Processing Date.

GLIA 2 Charge

We deduct a charge for an Individual or Spousal GLIA 2 Rider equal to an annual effective rate of 1.35% multiplied by the Benefit Base as of the last day of each calendar quarter and divided by 4.  The Rider charge is assessed in arrears.  We will deduct the charge from your Investment Options in the same proportion that each Option bears to the Account Value (pro rata).  This charge decreases your Account Value dollar-for-dollar, but does not decrease your Benefit Base.  We do not deduct the Rider charge during the Guaranteed Payment Phase.

If the GLIA 2 Rider terminates on any day other than the first day of the quarter, we will deduct a proportional share of the charge for the part of the quarter the Rider was in effect.  Proportional share means the charge will be reduced by a percentage resulting from the number of days since the end of the previous calendar quarter, divided by the number of days in the current calendar quarter.

We may increase the annual charge for the Individual and Spousal GLIA 2 Riders up to a maximum of 2.00%.  This is the highest total charge we may assess, regardless of the number increases.

If we do increase the charge, we will give you prior written notice of the increase and a 45-day opportunity to reject the increase or cancel the Rider.  If you do not reject the increase in writing, the annual charge for your GLIA 2 Rider will increase and cannot be reversed.

If you reject the increase by giving us written notice, your charge will remain the same, but your Withdrawal Percentage will be reduced by the amount specified by us.   The Withdrawal Percentage will not be reduced by more than a maximum of 1% regardless of the number of increases.

Your decision to reject an increase is irrevocable and any future increases will not apply to you. If you reject the increase and continue the Rider with the lower Withdrawal Percentage, the LPA will change to reflect the lower Withdrawal Percentage on the next Contract Anniversary.

GLIA 2 Investment Strategies

If you elect to purchase the GLIA 2 Rider, you must allocate 100% of your Account Value at all times in only one of the three GLIA 2 Investment Strategies described below.  (Note that the Investment Options available in the GLIA 2 Investment Strategies are also available without the Rider.)

The GLIA 2 Investment Strategies are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GLIA 2 Rider. The GLIA 2 Investment Strategies are designed to lower the volatility of returns from your Variable Investment Options. Investment Options that are available without limitation (if the GLIA 2 Rider is not selected) may offer the potential for higher returns. Before you select the GLIA 2 Rider, you and your financial representative should carefully consider whether the investment strategies available with the rider meet your investment objectives and risk tolerance.

GLIA 2 Investment Strategy 1 (Life Cycle) — You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio

GLIA 2 Investment Strategy 2 (Managed Risk) — You may select one or more of the three Portfolios, as long as your allocations add up to 100%.

American Funds Insurance Series Managed Risk Asset Allocation	Fidelity VIP Target Volatility	TOPS® Managed Risk Moderate Growth ETF

GLIA 2 Investment Strategy 3 (Self Style) — You may select one or more of the Investment Options in two or more columns, as long as your allocations add up to 100% and are within the minimum and maximum allocation percentages indicated for each column.

Minimum Allocation 40% Maximum Allocation 60%	Minimum Allocation 40% Maximum Allocation 60%	Maximum Allocation 20%	Maximum Allocation 10%

Fixed Income	Core Equity	Non Core Equity	Alternative
Fidelity VIP Investment Grade Bond	American Funds I.S. Growth-Income	American Funds I.S. Growth	Guggenheim VT Global Managed Futures Strategy
PIMCO VIT Total Return	American Funds I.S. Managed Risk Asset Allocation	Columbia Variable Portfolio — Mid Cap Value Opportunities	Guggenheim VT Long Short Equity
Touchstone VST Active Bond	BlackRock Capital Appreciation V.I.	Columbia Variable Portfolio — Small Cap Value	Morgan Stanley UIF U.S. Real Estate
	Fidelity VIP Asset Manager	Deutsche Small Cap Index VIP	PIMCO VIT All Asset
	Fidelity VIP Balanced	Fidelity VIP Disciplined Small Cap	PIMCO VIT Commodity RealReturn Strategy
	Fidelity VIP Contrafund	Fidelity VIP Mid Cap	PIMCO VIT Long-Term U.S. Government
	Fidelity VIP Equity-Income	FT Franklin Small Cap Value VIP	High Yield
	Fidelity VIP Growth	Invesco V.I. American Franchise	Fidelity VIP High Income
	Fidelity VIP Index 500	Touchstone VST Baron Small Cap Growth	FT Franklin Income VIP
	Fidelity VIP Target Volatility	Touchstone VST Mid Cap Growth	Touchstone VST High Yield
	FT Franklin Growth and Income VIP	Touchstone VST Third Avenue Value	Short Duration

Minimum Allocation 40% Maximum Allocation 60%	Minimum Allocation 40% Maximum Allocation 60%	Maximum Allocation 20%	Maximum Allocation 10%
	FT Franklin Large Cap Growth VIP	International	PIMCO VIT Low Duration
	FT Franklin Mutual Shares VIP	American Funds I.S. Global Growth	PIMCO VIT Real Return
	Invesco V.I. American Value	American Funds I.S. New World	Touchstone VST Money Market
	Invesco V.I. Comstock	BlackRock Global Allocation V.I.
	TOPS Managed Risk Moderate Growth ETF*	Fidelity VIP Overseas
	Touchstone VST Aggressive ETF	FT Templeton Foreign VIP
	Touchstone VST Conservative ETF	FT Templeton Global Bond VIP
	Touchstone VST Large Cap Core Equity	FT Templeton Growth VIP
	Touchstone VST Moderate ETF	Invesco V.I. International Growth
Morgan Stanley UIF Emerging Markets Debt
Morgan Stanley UIF Emerging Markets Equity

*  A series of Northern Lights Variable Trust

For more information regarding these Investment Options, including information relating to their investment objectives and policies, and the risks of investing, see Part 3 of this prospectus, as well as the underlying Portfolio prospectuses.  You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office.  You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute the GLIA 2 Investment Strategies, the Investment Options or the underlying Portfolios at any time.

Sytematic Transfer Option Available

Contributions may be initially invested in the Systematic Transfer Option (STO) as described in Part III, section titled “Systematic Transfer Option (STOs).” The money in the STO will transfer to the Variable Account Options according to your allocation.  You may have Account Value invested in only one STO at any time.  Account Value in the STO is not part of your allocation and is not included in the rebalancing.  Contributions invested in a STO and transfers from a STO to the Variable Account Options do not start a 90-day waiting period.

Transfer and Allocation Restrictions

The following limitations apply to your allocations and transfers among the Investment Strategies and the GLIA 2 Investment Options.

•                  Only one investment allocation may be in place at any time.  This allocation applies to all current and future contributions and automatic rebalancing.  Money in the STO is not included in the one allocation.

•                  Transfers may only be accomplished by making an allocation change.

•                  You can change your allocation among the Investment Options within a GLIA 2 Investment Strategy or you can move 100% of your investment from one GLIA 2 Investment Strategy to another GLIA 2 Investment Strategy.

•                  Your first allocation change is allowed 90 days after the Contract Date.  Each allocation change starts a 90-day waiting period before you can make another.

•                  We will automatically rebalance your Investment Options each contract quarter.  The reallocation resulting from automatic rebalancing does not trigger a 90-day waiting period.

Contribution Limits

•      Your initial contribution must be at least $25,000 but not more than $1,000,000 if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.

•      Each additional contribution must be at least $1,000.

•      You cannot make additional contributions after the older Annuitant’s 80th birthday or during the Guaranteed Payment Phase.

•      Your total contributions cannot be more than $1 million if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.

We reserve the right to refuse to accept additional contributions (on a nondiscriminatory basis) at any time to the extent permitted by law.

Withdrawal Protection for Required Minimum Distributions

If you have a tax-qualified annuity contract (such as an IRA), you may need to withdraw money from this annuity contract in order to satisfy IRS required minimum distributions (RMDs) after you turn 70½.

We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only.  We do not take into account your other assets or distributions in making this calculation.

Beginning in the second Contract Year, you may take the greater of your LPA or your RMD from your GLIA 2 Rider without causing a Nonguaranteed Withdrawal.  The RMD protected from being a Nonguaranteed Withdrawal is limited to the amount for this contract only.  In addition, timing of the withdrawals may be restricted.  We will notify you during the year of the amount you may take each Contract Year (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal.  If you take withdrawals that exceed your Maximum Amount or if you do not honor the timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals.  See “Effect of Withdrawals” section above.

You must take your first annual RMD in the calendar year you turn age 70½.  We reserve the right to make any changes we deem necessary to comply with the tax laws.  You should discuss these matters with your tax advisor prior to electing the GLIA 2 Rider.

Guaranteed Payment Phase

The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but the Benefit Base is more than zero.  During this phase, you will receive automatic payments each Contract Year equal to the LPA on the date of the first payment.

Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GLIA 2 Rider and any other Riders, will terminate, except those described in this section and in the “Termination” section below.  We will send you a written notice when the annuity contract enters the Guaranteed Payment Phase.

The payments will continue for the life of the Annuitant (or as long as either you or your spouse is alive if you elect the Spousal GLIA 2 Rider).  The Guaranteed Payment Phase will end if the Rider terminates.  See “Cancellation and Termination of Rider” section below.

If you reach your Maximum Retirement Date, the Rider will enter the Guaranteed Payment Phase if you elect the applicable LPA Annuity Option, or if you fail to make another election.  The LPA Annuity Option will continue to pay the LPA for as long as the Annuitant is alive (or or as long as either you or your spouse is alive if the Spousal GLIA 2 Rider is elected.)  If you elect the applicable LPA Annuity Option, or one applies because you failed to make an election, any remaining Account Value is forfeited.

Contract Structure

While this Rider is in effect:

1.              You must be the Owner and primary Annuitant, unless the owner is an entity.  (Entity owners allowed on the Individual Rider only.)

2.              Joint Owners are not allowed.

3.              Contingent Annuitants are not allowed.

If the Spousal GLIA 2 Rider is elected, in addition to numbers 1-3 above:

4.              Entity owners are not allowed.

5.              You must name your spouse as the Spousal Annuitant.

6.              You must name your spouse as the Owner’s Sole Beneficiary and the Annuitant’s Sole Beneficiary.

7.              If you and your spouse are more than 10 years apart in age, the Spousal GLIA 2 Rider is probably not suitable for you.

Removal of Spousal Annuitant

You may remove a Spousal Annuitant as a party, but you cannot add or change a Spousal Annuitant.

The Spousal Annuitant is automatically removed upon a divorce or other legal termination of your marriage or death of your spouse.  Once the Spousal Annuitant is removed, lifetime withdrawals under the Spousal GLIA 2 Rider are no longer guaranteed for the lives of both you and your spouse.  You must provide us with notice of the divorce or termination of marriage or the death of your spouse.  If a spouse is removed, you can name new Owner’s Beneficiaries and Annuitant’s Beneficiaries.

If the Spousal Annuitant is removed:

•                  the 90% spousal factor will continue to apply to the LPA calculation.

•                  the Withdrawal Percentage will continue to be based on the younger of you and your (now removed) spouse.

•                  the LPA Eligibility Date will not change .

•                  LPA is no longer guaranteed for the lives of both you and your spouse, but only for the life of the Annuitant.

Cancellation and Termination of Rider

You may cancel the Rider after it has been in effect for five Contract Years.  After the fifth Contract Year, you will have a 45-day window following each Contract Anniversary to cancel your Rider.

This Rider will terminate automatically on the earliest of the following dates:

1.                                   The date the Annuitant dies (or survivor of you and your spouse dies if you elect the Spousal GLIA 2 Rider);

2.                                   The date the Benefit Base equals zero;

3.                                   The date a Nonguaranteed Withdrawal reduces the Account Value to zero;

4.                                   Before the LPA Eligibility Date, the date the Account Value reduces to zero;

5.                                   The date that you transfer ownership of the contract or assign the contract or any benefits under the contract or Rider unless:

a.              the new Owner assumes full ownership of the contract and is essentially the same person as the current Owner (for example, a change to a court appointed guardian representing the Owner during the Owner’s lifetime),

b.              the assignment is temporary and solely for the purpose of effectuating a partial  exchange under Section 1035 of the Tax Code; or

c.               the new owner is the Spousal Annuitant upon continuation of the contract (applies only if the Spousal GLIA 2 is elected);

6.                                   If the Spousal GLIA 2 is elected, the date the Spousal Annuitant elects a death benefit other than the Spousal Continuation Benefit;

7.                                   On the Maximum Retirement Date, unless the applicable LPA Annuity Option is in effect;

8.                                   The date you elect an Annuity Benefit under the contract other than an LPA Annuity Option;

9.                                   The date we process the cancellation of this Rider at your request;

10.                            The date you surrender the contract.

Once cancelled or terminated, this Rider may not be reinstated.

Additional Restrictions

The following additional restrictions apply to your annuity contract if you elect the GLIA 2 Rider:

•                  The Annuitant (or the younger of you and your spouse if you elect the Spousal GLIA 2 Rider) must be at least 45 years old on the date you elect the Rider.

•                  The Annuitant (or the older of you and your spouse if you elect the Spousal GLIA 2 Rider) may not be more than 80 years old on the date you elect the Rider.

•                  The Guaranteed Rate Options are not available.

•                  Dollar Cost Averaging is not available.

•                  Income Plus Withdrawal Program is not available.

•                  Systematic Contribution Program is not available.

•                  The Enhanced Earnings Benefit is not available.

Should You Purchase the GLIA 2 Rider?

The addition of the GLIA 2 Rider to your annuity contract may not always be in your best interest.  For example:

(i)	if you are purchasing the GLIA 2 Rider to meet income needs, you should consider whether an immediate annuity is better suited to your situation;
(ii)

if you are primarily seeking long-term asset growth and do not plan to take withdrawals until more than ten years after you purchase the Rider, the benefit of the GLIA 2 Rider may not justify its cost;

(iii)	if you do not expect to take withdrawals while this Rider is in effect, you do not need the GLIA 2 rider because the benefit is accessed through withdrawals; or
(iv)

if you are likely to need to take withdrawals prior to the LPA being available or in an amount that is greater than the LPA, you should carefully evaluate whether the GLIA 2 Rider is appropriate, due to the negative effect of Nonguaranteed Withdrawals on your Rider values.

At older ages, benefits paid may not exceed the charges associated with the rider depending on how long the covered person lives.

You should consult with your tax advisor and financial representative and carefully consider your alternatives before deciding if the GLIA 2 Rider is suitable for your needs.

Examples

Please see Appendix E-2 for hypothetical examples that illustrate how the GLIA 2 Rider works.

Enhanced Earnings Benefit Rider (EEB)

The EEB is an optional benefit Rider, which you may purchase for an additional fee.  The EEB Rider provides an enhancement of the standard Death Benefit under the contract.  Specifically, there is a gain in the contract when we calculate the Death Benefit, we will pay an amount equal to a percentage of the gain as an additional Death Benefit.  The EEB Rider is not available on contracts issued in Washington.

Gain is calculated by taking your Account Value on the Business Day we receive due proof of death and the beneficiaries election in Good Order, minus contributions adjusted for partial withdrawals.  If the resulting value is less than zero, then gain will be set equal to zero for purposes of this Death Benefit calculation.

The cost of the EEB and the percentage of gain paid depend on the Annuitant’s age on the Contract Date.  We will assess the cost of the EEB at the end of each calendar quarter by multiplying your Account Value by the annual effective rate as indicated in the chart below and dividing by 4.

Annuitant Age on the Contract Date	Benefit Paid	Charge at Annual Effective Rate (fees are assessed quarterly)
59 or less	40% of Gain	0.20%
60-69	40% of Gain	0.40%
70-79	25% of Gain	0.50%
80 or more	Not Available	Not Available

The maximum benefit is 150% of your contributions less 150% of your withdrawals (including any withdrawal charges).  Contributions received in the first seven Contract Years will be included for purposes of calculating the maximum benefit.  Contributions received after the seventh Contract Anniversary will not be included in calculating the maximum benefit until they have been in the contract for six months.

If there is no gain or if a Death Benefit (which is paid on the death of the Annuitant) is not paid, the EEB will provide no benefit.  Contributions received from exchanged contracts shall be treated as contributions for purposes of the EEB and determination of the percentage of gain paid.  Any gain in the exchanged contract will not be carried over to the new contract for purposes of calculating the EEB.  It will be carried over for purposes of income tax or exclusion allowance calculations.

Please see Appendix E for hypothetical examples that illustrate how the EEB Rider works.

The EEB automatically terminates if you surrender the contract or elect an Annuity Benefit.  If a GLIA Rider is selected, the EEB is not available.

Based on our current interpretation of the tax law, the additional benefit provided by the EEB will be treated as earnings under the contract and taxed as income upon distribution.  You should consult your tax advisor and your investment professional to determine if the EEB is suitable for your needs.

A special note if you are purchasing this annuity for use as an IRA:  If you are purchasing this contract as an IRA and are electing the EEB there is no assurance that the contract will meet the qualification requirements for an IRA.  You should carefully consider selecting the EEB if this contract is an IRA.  Consult your tax or legal advisor if you are considering using the EEB with an IRA.  The contract owner bears the risk of any adverse tax consequences.

Part 7 — Voting Rights

How Portfolio Shares Are Voted

Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters.  Among other things, we may vote to elect a Portfolio’s Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio’s current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract.  We will send you Portfolio proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all owners, we will vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.  As a result of this proportional voting, the vote of a small number of contract owners may determine the outcome of a proposal.  Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we are not responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are.  We will vote any Portfolio shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote.  If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by us from our owners.

How We Determine Your Voting Shares

You vote only on matters concerning the Portfolios that correspond to the Variable Account Options in which your contributions are invested on the record date set by the Portfolio’s Board of Directors.  We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Variable Account Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Portfolio’s Board for its shareholders’ meeting.  We count fractional shares.  The record date for this purpose cannot be more than 60 days before the shareholders’ meeting.  All Portfolio shares are entitled to one vote; fractional shares have fractional votes.

Part 8 — Tax Aspects of the Contract

Introduction

The effect of federal income taxes on your annuity contract values, withdrawals and Annuity Benefit payments varies depending on many factors including:

•                  our tax status

•                  the tax status of the contract

•                  the type of retirement plan, if any, for which the contract is purchased

•                  the tax and employment status of the persons receiving payments

The following discussion of the federal income tax treatment of an annuity contract is not designed to cover all situations and is not intended to be tax advice.  It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts.  The IRS or the courts may change their views on the treatment of these contracts.  Future legislation may have a negative effect on annuity contracts.  Also, we have not attempted to consider the effect of any applicable state or other tax laws.

Tax laws are complex and they differ depending on whether you own a Qualified or Nonqualified Annuity.  It is important to remember that tax results vary depending on your particular circumstances.  If you are considering buying an annuity contract, making a withdrawal from an annuity contract or selecting an Annuity Benefit, you should consult a qualified tax advisor about your individual situation.  Integrity does not provide tax advice or guarantee the federal, state, or local tax status of any contract or any tax treatment of any transaction involving its contracts.

Your Contract is an Annuity

•                  You can purchase a Nonqualified Annuity with after-tax dollars.  Taxes on earnings under the Nonqualified Annuity generally are deferred until you make a withdrawal.

•                  You can purchase a Qualified Annuity with after-tax dollars to fund a Roth IRA.  The earnings under a Roth IRA generally are fully excluded from taxable income at distribution, subject to certain rules and limitations.

•                  You can purchase a Qualified Annuity to fund a traditional IRA with tax-deductible dollars or roll over pre-tax dollars from another traditional IRA or a qualified retirement plan, such as a 401(k) plan.  Withdrawals from these annuity contracts generally are fully taxable as ordinary income.

This prospectus discusses the basic federal tax rules that apply to Nonqualified Annuities and touches on a few of the special tax rules that apply to Qualified Annuities.

Taxation of Annuities Generally

Section 72 of the Tax Code governs the taxation of annuities.  In general, contributions you put into a Nonqualified Annuity (your “basis” or “investment in the contract”) will not be taxed when you receive those amounts back in a distribution.  You are not generally taxed on the annuity’s earnings until some form of withdrawal or distribution is made under the contract.  However, under certain circumstances, the increase in value may be subject to current federal income tax.  For example, corporations, partnerships, and other non-human owners cannot defer tax on the annuity’s earnings unless an exception applies.  In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or to a former spouse under a court order), all increases in its value are taxed at the time of transfer.  The assignment or pledge of any portion of the value of an annuity contract will be treated as a distribution of that portion.

You can take withdrawals from your contract or you can elect an Annuity Benefit.  For a Nonqualified Annuity, the tax implications are different for each type of distribution.

•                  Withdrawals from a contract before Annuity Benefit payments begin are treated as taxable income to the extent of any gain in the contract.  Withdrawals after all the gain is withdrawn represent your investment in the annuity and are not taxable.  Generally, your investment in the contract equals the contributions you make minus any amounts previously withdrawn that were not treated as taxable income.  Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were transferred to the contract as a tax free exchange.

•                    If you elect an Annuity Benefit, part of each payment will be the tax-free return of your investment in the contract, based on a ratio of your investment to the your expected return under the contract (exclusion ratio).  The rest of each payment will be taxed as ordinary income.  That means that part of each annuity payment is tax-free and part is taxable.  When all of these tax-free portions add up to your investment in the contract, all remaining payments are taxed as ordinary income.  If the annuity payments end before the total investment is recovered, a deduction for the remaining basis will generally be allowed on the owner’s final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

You may be subject to a tax penalty of 10% on the taxable portion of a distribution from either a Qualified or Nonqualified Annuity unless one of the following conditions applies:

•                you are 59½ or older

•                payment is a result of the owner’s death

•                payment is a result of the owner becoming disabled within the meaning of Tax Code section 72(m)(7)

•                payment is part of a series of substantially equal periodic payments paid at least annually, where the amount is determined by the life expectancy of the owner or joint life expectancy of the owner and a beneficiary payment is under a qualified funding asset as defined in Section 130(d) of the Tax Code

•                payment is under certain types of qualified plans held by the employer until the employee separates from service

•                payment is under an immediate annuity as defined in Tax Code Section 72(u)(4) (Nonqualified Annuities only)

•                payment is for the purchase of a first home (distribution up to $10,000) (IRA only)

•                payment is for certain higher education expenses (IRA only)

•                payment is for certain deductible medical expenses (IRA only)

•                you have received unemployment compensation under a federal or state program for at least 12 consecutive weeks and the distributions do not exceed the amount paid for health insurance coverage for yourself, your spouse and your dependents (IRA only)

The IRS will treat all annuity contracts issued by us or our affiliates to one owner during any calendar year as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

Tax Treatment of Living Benefits

If you elect a GLIA Rider, withdrawals of your Lifetime Payout Amount (LPA) are taxable as income to the extent that the Account Value exceeds your investment in the contract.  Once you have withdrawn all of the gain and then recover the entire investment in your annuity contract, if additional payments are made under a GLIA Rider, those payments are taxable.

Tax-Favored Retirement Programs

An owner can use this annuity with certain types of qualified retirement plans that receive favorable tax treatment under the Tax Code.  Numerous tax rules apply to the participants in qualified retirement plans and to the contracts used in connection with those plans.  These tax rules vary according to the type of plan and the terms and conditions of the plan itself, regardless of the terms and conditions of the contract.  Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid.  Also, we do not offer loans through our annuity contracts even if the qualified plan allows for them.

Annuities in Qualified Plans

IRAs and qualified retirement plans, such as 401(k) plans, provide you with tax-deferred growth and other tax advantages.  If you are investing in a variable annuity through a qualified retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity.  Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity’s other features, such as the Death Benefit, Annuity Benefit or optional Riders.

Required Minimum Distributions (RMDs)

If you have a Qualified Annuity (other than a Roth IRA), you may need to withdraw money from this annuity contract in order to satisfy the RMDs required by the Tax Code after you turn 70½.  We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only.  We do not take into account your other assets or distributions in making this calculation.  You should discuss these matters with your tax advisor.

If your contract provides an additional benefit, such as an enhanced death benefit or if you have elected an optional GLIA Rider, the fair market value of your contract may increase by the actuarial present value of those benefits.  Therefore, the amount of the RMD you must take may increase.

Failure to comply with the RMD rules applicable to qualified contracts may result in the imposition of an excise tax.  This excise tax generally equals 50% of the amount by which an RMD exceeds the actual distribution from the contract.

Roth IRAs do not require distributions at any time prior to the owner’s death.

Inherited IRAs

The death benefit paid under this contract may be extended as an inherited IRA.  This occurs if, after the death of the owner of an IRA, the owner’s beneficiary directs that the death proceeds be titled as an inherited IRA.  The owner’s beneficiary on the original IRA contract will become the inherited IRA owner and may name his or her own beneficiary in the event of death.

The inherited IRA owner may invest in the Investment Options available under the current version of the contract.  Fees and charges will continue to apply and no additional contribution can be made.  The inherited IRA owner must take RMDs beginning on or before December 31 of the calendar year after the original owner’s death.  If the beneficiary is a spouse and has elected this option, distributions may begin at the end of the calendar year in which the owner would have reached age 70½, if later.

Exchanges and Transfers

In some circumstances, you may move money tax-free from one annuity to another.  Money can be moved from one Nonqualified Annuity to another under section 1035 of the Tax Code.  This is usually called a “1035 exchange.”  Money can be moved from an IRA or from other qualified plan, such as a 401(k) plan or 403(b) tax sheltered annuity, to another IRA.  This may be done by means of a rollover or a trustee-to-trustee transfer.

Money invested in this annuity contract is not available for exchange under section 1035 of the Tax Code or for a trustee-to-trustee transfer as long as it is subject to a withdrawal charge.  You cannot use your Free Withdrawal Amount as an exchange under section 1035 of the Tax Code or for a trustee-to-trustee transfer.

You cannot roll over from a SIMPLE IRA during the first two years of participation in the SIMPLE IRA and you cannot roll over after-tax contributions that are included in the other plans.

Tax laws are complex and your individual situation is unique.  You should always consult a tax advisor before you move or attempt to move assets from one annuity to another annuity, contract or plan.

Federal and State Income Tax Withholding

We are required to withhold federal income taxes on all distributions from your annuity contract. If you are eligible, you may elect not to have any amounts withheld if you provide notice to us in Good Order.  Also, certain states have indicated that we must apply withholding to payments made to their residents.  Generally, an election out of federal withholding will also be considered an election out of state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account.  We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account.  The Company, therefore, does not impose a charge for federal income taxes.  If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.  We can also set up reserves for taxes.  We receive a tax deduction for dividends received by the Funds.

Transfers Among Investment Options

There will not be any current tax liability if you transfer any part of the Account Value among the Investment Options in your contract.

Part 9 — Additional Information

Systematic Withdrawal Program

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date.  You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made.  If you do not select how often you want to receive withdrawals, we will make them on a monthly basis.  You may specify a dollar amount or an annual percentage to be withdrawn, such as the Free Withdrawal Amount.  The minimum Systematic Withdrawal is $100.  If you do not have enough Account Value to make the withdrawal you have specified, no withdrawal will be made and your enrollment in the program will end.  You may specify an account for direct deposit of your Systematic Withdrawals.  Direct deposit is required for monthly withdrawals.  Withdrawals under this program are subject to withdrawal charges, if any (see Part 4, section titled “Withdrawal Charge”) and to income tax and a 10% tax penalty if you are under age 59½.  See Part 8.

To enroll in our Systematic Withdrawal Program, send the appropriate form to our Administrative Office.  You may terminate your participation in the program upon prior written notice.  We may terminate or change the Systematic Withdrawal Program at any time.

Income Plus Withdrawal Program

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy as defined by the Tax Code, from your contract anytime before you reach age 59½.  You will not have to pay a tax penalty for these withdrawals, but they will be subject to ordinary income tax.  See Part 8.  Once you begin receiving your withdrawals under this program, you should not change or stop the withdrawals until the later of:

•                       the date you reach age 59½; and

•                       five years from the date of the first withdrawal under the program.

If you change or stop the withdrawals or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior withdrawals made under the Income Plus Withdrawal Program before you reached the date described above, plus interest.

You can choose the Income Plus Withdrawal Program any time before you reach age 59½.  You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made.  You may specify an account for direct deposit of your withdrawals.  Direct deposit is required for monthly withdrawals.  We will calculate the amount of the withdrawal, subject to a $100 minimum.  We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct.  You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.

If on any withdrawal date you do not have enough Account Value to make the withdrawal you have specified, no withdrawal will be made and your enrollment in the program will end.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office.  You may end your participation in the program upon prior written notice. We may terminate or change the Income Plus Withdrawal Program at any time.  This program is not available in connection with the Systematic Withdrawal Program.  Withdrawals under this program are subject to withdrawal charges, if any.  See Part 4, section titled “Withdrawal Charge.”

This program is not available with a GLIA Rider.  See Part 6, section titled “Guaranteed Lifetime Income Advantage Rider.”

Choices Plus Required Minimum Distribution (RMD) Program

We offer a Choices Plus RMD Program that allows you to pre-authorize withdrawals from your Qualified Annuity contract (such as a traditional IRA) after you attain age 70½.  The Tax Code requires that you take minimum distributions from most Qualified Annuity contracts beginning on or before April 1st of the calendar year following the calendar year in which you turn 70½ years old.  These withdrawals are subject to ordinary income tax.  See Part 8.

You can choose the Choices Plus RMD Program at any time if you are age 70½ or older, by sending the election form to our Administrative Office.  You can choose to have withdrawals made monthly, quarterly, semi-annually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made.  You may specify an account for direct deposit of your withdrawals.  Direct deposit is required for monthly withdrawals.  We will calculate the amount of the withdrawals using current IRS guidance.  We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct.  You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.

Withdrawals of Account Value that are made as part of the Choices Plus program are not subject to withdrawal charges or MVAs, as long as you do not take additional withdrawals that would exceed your Free Withdrawal Amount when combined with the RMD amount.  You may end your participation in the program upon prior written notice.  We may terminate or change the Choices Plus RMD Program at any time.

This program is not available with the GLIA 1 Rider.  See Part 6, section titled “Guaranteed Lifetime Income Advantages, Required Minimum Distributions.”

Dollar Cost Averaging Program

Dollar cost averaging refers to the practice of investing the same amount in the same Variable Account Option at regular intervals (such as once a month), regardless of market conditions.  Thus, you automatically buy more Units when the price is low and fewer when the price is high.  Over time, you may reduce the risk of buying Units when their cost is highest.  Dollar cost averaging does not assure a profit and does not protect against investment losses.

We offer a Dollar Cost Averaging Program under which we transfer contributions that you have allocated to the Touchstone VST Money Market Fund to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis.  You must tell us how much you want transferred into each Variable Account Option.  The minimum transfer to each Variable Account Option is $250.  We will not charge a transfer charge under our Dollar Cost Averaging Program, and these transfers will not count toward the 12 free transfers you may make in a Contract Year.

To enroll in our Dollar Cost Averaging Program, send the appropriate form to our Administrative Office.  You may terminate your participation in the program upon prior written notice.  We may terminate or change the Dollar Cost Averaging Program at any time.  If you do not have enough Account Value in the Touchstone VST Money Market Fund to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

This program is not available with a GLIA Rider.  See Part 6, section titled “Guaranteed Lifetime Income Advantage Rider.”

Systematic Transfer Program

We also offer a Systematic Transfer Program where we accept new contributions into a Systematic Transfer Option (STO), which is a Fixed Account, and make transfers out of the STO to one or more Variable Account Options (or to the Investment Options under your selected GLIA 2 Investment Strategy) on a monthly or quarterly basis.  We will transfer your STO contributions in approximately equal installments of at least $1,000 over either a six-month or a one-year period, depending on the option you select.  If you do not have enough Account Value in the STO to transfer to each Variable Account Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end.  All interest accrued and any Account Value remaining in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Variable Account Options you chose for this program.  You cannot transfer Account Value into the STO.

We will not charge a transfer charge under our Systematic Transfer Program, and these transfers will not count toward the 12 free transfers you may make in a Contract Year.  See Part 4, section titled “Transfer Charge.”

To enroll in our Systematic Transfer Program, send the appropriate form to our Administrative Office.  We can end the Systematic Transfer Program in whole or in part, or restrict contributions to the program.  This program may not be currently available in some states.

This program is available with the GLIA 2 Rider, but is not available with the GLIA 1 Rider. See Part 6, section titled “Guaranteed Lifetime Income Advantage Rider.”

Customized Asset Rebalancing Program

Asset rebalancing allows you to maintain a diversified investment mix that is appropriate for your goals and risk tolerance.  Because your different Investment Options will experience different gains and losses at different times, your asset allocation may shift from your preferred mix.  Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

We offer a Customized Asset Rebalancing Program that allows you to establish a rebalancing allocation and determine how often the Account Value in your currently available Variable Account Options will rebalance to that allocation.  You can choose to rebalance monthly, quarterly, semi-annually or annually.

The Account Value in the currently available Variable Account Options will automatically be rebalanced back to your rebalancing allocation percentages by selling all existing Units subject to rebalancing and repurchasing Units according to your rebalancing allocation.  You will receive a confirmation notice after each rebalancing.  Variable Account Options that are closed to new purchases and Fixed Accounts are not included in the Customized Asset Rebalancing Program.

A transfer request or a reallocation of your Account Value does not change your rebalancing allocation.  You must provide specific instructions if you wish to change your rebalancing allocations.  We do not charge a transfer charge for transfers under our Customized Asset Rebalancing Program, and the transfers do not count toward your 12 free transfers.  See Part 4, section titled “Transfer Charge.”

To enroll in our Customized Asset Rebalancing Program, send the appropriate form to our Administrative Office.  Other allocation programs, such as Dollar Cost Averaging, may not work with the Customized Asset Rebalancing Program.  Therefore, you should monitor your use of other programs, as well as transfers and withdrawals, while the Customized Asset Rebalancing Program is in effect.  You may terminate your participation in the program upon prior written notice, and we may end or change the Customized Asset Rebalancing Program at any time.  We recommend you consult with your financial professional when establishing your investment portfolio.

This program is not available with the GLIA Riders.  See Part 6, section titled “Guaranteed Lifetime Income Advantage Rider.”

Systematic Contributions Program

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions to your annuity contract.  To enroll in this program, send the appropriate form to our Administrative Office.  You or we may end your participation in the program with 30 days prior written notice.  We may end your participation if your bank declines to make any payment.  The minimum amount for systematic contributions is $100 per month.

Contributions to the GLIA Investment Options may not be made via the Systematic Contribution Program.  See Part 6, section titled “Guaranteed Lifetime Income Advantage Rider.”

Legal Proceedings

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business.  None of these matters is expected to have a material adverse effect on Integrity.

If you would like to receive a copy of the Statement of Additional Information, please write:

Administrative Office

Integrity Life Insurance Company

400 Broadway

Cincinnati, OH  45201-3341

ATTN: Request SAI of Integrity Pinnacle V (post 1-1-12) dated December 31, 2014

Appendix A

Financial Information for Separate Account I of Integrity (Pinnacle V)

For the Variable Account Options we currently offer, the table below shows the following data for Pinnacle V contracts with a mortality and expense risk charge of 1.55% issued after May 1, 2007: Unit Value at inception; the number of Units outstanding at December 31 of each year since inception; and the Unit Value at the beginning and end of each period since inception.

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
American Funds I.S. Global Growth, Class 4 (1472)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.48
Units outstanding at end of period	0								12-12-13

American Funds I.S. Growth, Class 4 (1474)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.43
Units outstanding at end of period	0								12-12-13

American Funds I.S. Growth-Income, Class 4 (1475)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.44
Units outstanding at end of period	0								12-12-13

American Funds I.S. Managed Risk Asset Allocation, Class P2 (1476)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.27
Units outstanding at end of period	0								12-12-13

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
American Funds I.S. New World, Class 4 (1473)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.31
Units outstanding at end of period	0								12-12-13

BlackRock Capital Appreciation V.I. Fund, Class III (1439)
Unit value at beginning of period	$9.42	$8.43	$10.00	—	—	—	—	—	$10.00
Unit value at end of period	$12.38	$9.42	$8.43
Units outstanding at end of period	120,509	73,484	13,828						4-29-11

BlackRock Global Allocation V.I. Fund, Class III (1438)
Unit value at beginning of period	$9.66	$8.93	$10.00	—	—	—	—	—	$10.00
Unit value at end of period	$10.88	$9.66	$8.93
Units outstanding at end of period	23,217	23,781	9,271						4-29-11

Columbia Variable Portfolio — Mid Cap Value Opportunity, Class 1 (1440)
Unit value at beginning of period	$9.68	$8.29	$10.00	—	—	—	—	—	$10.00
Unit value at end of period	$13.13	$9.68	$8.29
Units outstanding at end of period	30,294	4,187	3,636						4-28-11

Columbia Variable Portfolio — Small Cap Value, Class 2 (1429)
Unit value at beginning of period	$15.75	$14.38	$15.56	$12.50	$10.00	—	—	—	$10.00
Unit value at end of period	$20.79	$15.75	$14.38	$15.56	$12.50
Units outstanding at end of period	40,441	22,835	15,103	8,175	1,302				5-2-09

Deutsche Small Cap Index VIP, Class B (1259)
Unit value at beginning of period	$9.90	$8.68	$9.24	$7.44	$5.98	$9.25	$10.00	—	$10.00
Unit value at end of period	$13.48	$9.90	$8.68	$9.24	$7.44	$5.98	$9.25

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Units outstanding at end of period	32,229	29,070	47,007	54,781	56,321	32,714	4,115		5-1-07

Fidelity VIP Asset Manager, Service Class 2 (1232)
Unit value at beginning of period	$11.24	$10.18	$10.63	$9.48	$7.48	$10.68	$10.00	—	$10.00
Unit value at end of period	$12.77	$11.24	$10.18	$10.63	$9.48	$7.48	$10.68
Units outstanding at end of period	34,569	30,980	26,150	22,842	28,276	15,515	4,885		5-1-07

Fidelity VIP Balanced, Service Class 2 (1241)
Unit value at beginning of period	$10.88	$9.63	$10.17	$8.77	$6.44	$9.93	$10.00	—	$10.00
Unit value at end of period	$12.78	$10.88	$9.63	$10.17	$8.77	$6.44	$9.93
Units outstanding at end of period	79,976	77,712	90,760	94,021	50,517	31,487	6,018		5-1-07

Fidelity VIP Contrafund, Service Class 2 (1239)
Unit value at beginning of period	$10.22	$8.94	$9.34	$8.11	$6.08	$10.78	$10.00	—	$10.00
Unit value at end of period	$13.17	$10.22	$8.94	$9.34	$8.11	$6.08	$10.78
Units outstanding at end of period	795,541	611,626	531,204	492,991	323,641	273,175	79,034		5-1-07

Fidelity VIP Disciplined Small Cap, Service Class 2 (1247)
Unit value at beginning of period	$9.84	$8.43	$8.70	$7.07	$5.89	$9.05	$10.00	—	$10.00
Unit value at end of period	$13.37	$9.84	$8.43	$8.70	$7.07	$5.89	$9.05
Units outstanding at end of period	37,217	14,064	8,167	14,355	13,297	2,298	0		5-1-07

Fidelity VIP Equity-Income, Service Class 2 (1237)
Unit value at beginning of period	$8.51	$7.39	$7.46	$6.59	$5.15	$9.15	$10.00	—	$10.00
Unit value at end of period	$10.71	$8.51	$7.39	$7.46	$6.59	$5.15	$9.15
Units outstanding at end of period	156,442	99,821	107,993	107,003	103,859	66,457	15,158		5-1-07

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Fidelity VIP Freedom 2010, Service Class 2 (1248)(1)
Unit value at beginning of period	$10.88	$9.91	$10.11	$9.12	$7.47	$10.15	$10.00	—	$10.00
Unit value at end of period	$12.13	$10.88	$9.91	$10.11	$9.12	$7.47	$10.15
Units outstanding at end of period	60,242	61,638	80,639	60,325	57,813	30,212	3,261		5-1-07

Fidelity VIP Freedom 2015, Service Class 2 (1249)
Unit value at beginning of period	$10.71	$9.72	$9.92	$8.94	$7.26	$10.14	$10.00	—	$10.00
Unit value at end of period	$12.03	$10.71	$9.72	$9.92	$8.94	$7.26	$10.14
Units outstanding at end of period	154,603	140,494	138,074	153,782	126,647	66,206	4,831		5-1-07

Fidelity VIP Freedom 2020, Service Class 2 (1251)
Unit value at beginning of period	$10.34	$9.29	$9.55	$8.48	$6.70	$10.13	$10.00	—	$10.00
Unit value at end of period	$11.77	$10.34	$9.29	$9.55	$8.48	$6.70	$10.13
Units outstanding at end of period	322,940	350,068	276,081	237,065	156,211	60,855	7,241		5-1-07

Fidelity VIP Freedom 2025, Service Class 2 (1252)
Unit value at beginning of period	$10.33	$9.14	$9.51	$8.36	$6.54	$10.13	$10.00	—	$10.00
Unit value at end of period	$12,17	$10.33	$9.14	$9.51	$8.36	$6.54	$10.13
Units outstanding at end of period	196,480	191,029	109,629	105,083	85,671	113,985	51,758		5-1-07

Fidelity VIP Freedom 2030, Service Class 2 (1253)
Unit value at beginning of period	$9.85	$8.68	$9.08	$7.96	$6.16	$10.12	$10.00	—	$10.00
Unit value at end of period	$11.77	$9.85	$8.68	$9.08	$7.96	$6.16	$10.12
Units outstanding at end of period	24,021	24,637	25,328	24,198	24,808	3,230	182		5-1-07

Fidelity VIP Growth, Service Class 2 (1238)
Unit value at beginning of period	$10.21	$9.07	$9.21	$7.56	$6.00	$11.56	$10.00	—	$10.00

(1)  Available in contracts purchased before May 1, 2013.

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Unit value at end of period	$13.67	$10.21	$9.07	$9.21	$7.56	$6.00	$11.56
Units outstanding at end of period	110,994	67,001	43,042	33,133	22,735	8,492	2,427		5-1-07

Fidelity VIP High Income, Service Class 2 (1218)
Unit value at beginning of period	$12.99	$11.58	$11.34	$10.13	$7.17	$9.73	$10.00	—	$10.00
Unit value at end of period	$13.52	$12.99	$11.58	$11.34	$10.13	$7.17	$9.73
Units outstanding at end of period	73,896	70,658	59,933	62,429	54,803	26,633	8,616		5-1-07

Fidelity VIP Index 500, Service Class 2 (1240)
Unit value at beginning of period	$9.56	$8.40	$8.38	$7.42	$5.97	$9.65	$10.00	—	$10.00
Unit value at end of period	$12.42	$9.56	$8.40	$8.38	$7.42	$5.97	$9.65
Units outstanding at end of period	287,547	205,003	156,215	140,143	100,119	88,886	8,533		5-1-07

Fidelity VIP Investment Grade Bond, Service Class 2 (1219)
Unit value at beginning of period	$12.74	$12.25	$11.63	$10.98	$9.66	$10.16	$10.00	—	$10.00
Unit value at end of period	$12.28	$12.74	$12.25	$11.63	$10.98	$9.66	$10.16
Units outstanding at end of period	527,890	357,158	255,917	221,551	134,670	66,013	25,296		5-1-07

Fidelity VIP Mid Cap, Service Class 2 (1244)
Unit value at beginning of period	$10.67	$9.46	$10.78	$8.52	$6.19	$10.41	$10.00	—	$10.00
Unit value at end of period	$14.27	$10.67	$9.46	$10.78	$8.52	$6.19	$10.41
Units outstanding at end of period	145,288	117,436	169,562	213,206	173,502	72,962	57,677		5-1-07

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Fidelity VIP Overseas, Service Class 2 (1220)
Unit value at beginning of period	$7.62	$6.43	$7.91	$7.12	$5.73	$10.38	$10.00	—	$10.00
Unit value at end of period	$9.77	$7.62	$6.43	$7.91	$7.12	$5.73	$10.38
Units outstanding at end of period	114,491	109,272	105,918	98,654	72,162	42,509	12,072		5-1-07

Fidelity VIP Target Volatility, Service Class 2 (1471)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.29
Units outstanding at end of period	0								12-12-13

FT Franklin Growth & Income VIP, Class 2 (1215)
Unit value at beginning of period	$8.93	$8.08	$8.02	$6.98	$5.60	$8.77	$10.00	—	$10.00
Unit value at end of period	$11.39	$8.93	$8.08	$8.02	$6.98	$5.60	$8.77
Units outstanding at end of period	108,505	75,244	79,065	63,260	49,106	39,352	7,908		5-1-07

FT Franklin Income VIP, Class 2 (1216)
Unit value at beginning of period	$10.96	$9.88	$9.80	$8.84	$6.62	$9.56	$10.00	—	$10.00
Unit value at end of period	$12.29	$10.96	$9.88	$9.80	$8.84	$6.62	$9.56
Units outstanding at end of period	718,378	463,369	404,204	269,965	242,280	122,426	85,114		5-1-07

FT Franklin Large Cap Growth VIP, Class 2 (1211)
Unit value at beginning of period	$9.29	$8.40	$8.66	$7.88	$6.17	$9.58	$10.00	—	$10.00
Unit value at end of period	$11.77	$9.29	$8.40	$8.66	$7.88	$6.17	$9.58
Units outstanding at end of period	92,361	98,470	99,133	73,769	20,993	23,842	6,202		5-1-07

FT Franklin Mutual Shares VIP, Class 2 (1214)
Unit value at beginning of period	$8.68	$7.72	$7.92	$7.24	$5.83	$9.42	$10.00	—	$10.00
Unit value at end of period	$10.96	$8.68	$7.72	$7.92	$7.24	$5.83	$9.42
Units outstanding at end of period	760,312	517,420	418,819	193,841	119,851	77,032	63,444		5-1-07

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
FT Franklin Small Cap Value VIP, Class 2 (1217)
Unit value at beginning of period	$10.34	$8.87	$9.37	$7.42	$5.83	$8.85	$10.00	—	$10.00
Unit value at end of period	$13.87	$10.34	$8.87	$9.37	$7.42	$5.83	$8.85
Units outstanding at end of period	52,949	43,433	33,570	24,023	22,511	15,592	2,892		5-1-07

FT Templeton Foreign VIP, Class 2 (1210)
Unit value at beginning of period	$9.08	$7.80	$8.86	$8.31	$6.16	$10.49	$10.00	—	$10.00
Unit value at end of period	$10.99	$9.08	$7.80	$8.86	$8.31	$6.16	$10.49
Units outstanding at end of period	211,354	138,368	111,173	92,042	57,610	41,313	13,834		5-1-07

FT Templeton Global Bond VIP, Class 2 (1410)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$9.73
Units outstanding at end of period	191,027								4-30-13

FT Templeton Growth VIP, Class 2 (1213)
Unit value at beginning of period	$8.06	$6.76	$7.39	$6.99	$5.41	$9.53	$10.00	—	$10.00
Unit value at end of period	$10.38	$8.06	$6.76	$7.39	$6.99	$5.41	$9.53
Units outstanding at end of period	348,384	88,148	100,462	92,179	405,142	65,706	30,697		5-1-07

Guggenheim VT Global Managed Futures Strategy (1428)
Unit value at beginning of period	$6.71	$7.68	$8.53	$8.98	$9.51	$10.00	—	—	$10.00
Unit value at end of period	$6.78	$6.71	$7.68	$8.53	$8.98	$9.51
Units outstanding at end of period	35,140	33,537	30,141	21,356	14,569	0			11-24-08

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Guggenheim VT Long Short Equity (1406)
Unit value at beginning of period	$8.62	$8.38	$9.11	$8.32	$6.64	$10.00	—	—	$10.00
Unit value at end of period	$9.96	$8.62	$8.38	$9.11	$8.32	$6.64
Units outstanding at end of period	13,595	18,830	24,729	39,748	36,427	25,629			2-25-08

Guggenheim VT Multi-Hedge Strategies (1407)(2)
Unit value at beginning of period	$8.55	$8.50	$8.35	$7.99	$8.39	$10.00	—	—	$10.00
Unit value at end of period	$8.56	$8.55	$8.50	$8.35	$7.99	$8.39
Units outstanding at end of period	34,565	62,174	34,313	30,845	20,624	6,149			2-25-08

Invesco V.I. American Franchise, Series II (1208)
Unit value at beginning of period	$10.61	$9.51	$10.32	$8.76	$5.37	$10.73	$10.00	—	$10.00
Unit value at end of period	$14.61	$10.61	$9.51	$10.32	$8.76	$5.37	$10.73
Units outstanding at end of period	40,553	32,548	23,333	19,103	17,332	1,036	456		5-1-07

Invesco V.I. American Value, Series II (1221)
Unit value at beginning of period	$11.48	$9.96	$10.04	$8.35	$6.09	$10.00	—	—	$10.00
Unit value at end of period	$15.14	$11.48	$9.96	$10.04	$8.35	$6.09
Units outstanding at end of period	74,999	39,748	82,910	48,485	10,212	680			5-1-08

Invesco V.I. Comstock, Series II (1209)
Unit value at beginning of period	$9.17	$7.84	$8.13	$7.14	$5.65	$8.93	$10.00	—	$10.00
Unit value at end of period	$12.25	$9.17	$7.84	$8.13	$7.14	$5.65	$8.93
Units outstanding at end of period	217,073	122,031	62,772	34,486	20,340	8,908	2,670		5-1-07

(2)  Available in contracts purchased before May 1, 2012.

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Invesco V.I. International Growth, Series II (1437)
Unit value at beginning of period	$9.54	$8.41	$10.00	—	—	—	—	—	$10.00
Unit value at end of period	$11.15	$9.54	$8.41
Units outstanding at end of period	44,373	15,114	2,523						4-29-11

Morgan Stanley UIF Emerging Markets Debt, Class II (1256)
Unit value at beginning of period	$14.29	$12.32	$11.71	$10.83	$8.46	$10.10	$10.00	—	$10.00
Unit value at end of period	$12.84	$14.29	$12.32	$11.71	$10.83	$8.46	$10.10
Units outstanding at end of period	34,800	52,124	35,145	34,791	21,404	19,337	8,736		5-1-07

Morgan Stanley UIF Emerging Markets Equity, Class II (1258)
Unit value at beginning of period	$9.85	$8.35	$10.37	$8.86	$5.29	$12.42	$10.00	—	$10.00
Unit value at end of period	$9.59	$9.85	$8.35	$10.37	$8.86	$5.29	$12.42
Units outstanding at end of period	115,575	89,310	113,920	102,605	76,982	66,383	13,739		5-1-07

Morgan Stanley UIF U.S. Real Estate, Class II (1254)
Unit value at beginning of period	$9.58	$8.41	$8.09	$6.34	$5.01	$8.22	$10.00	—	$10.00
Unit value at end of period	$9.59	$9.58	$8.41	$8.09	$6.34	$5.01	$8.22
Units outstanding at end of period	123,538	103,797	119,539	104,983	83,260	51,692	14,035		5-1-07

PIMCO VIT All Asset, Advisor Class (1405)
Unit value at beginning of period	$12.49	$11.06	$11.02	$9.90	$8.28	$10.00	—	—	$10.00
Unit value at end of period	$12.31	$12.49	$11.06	$11.02	$9.90	$8.28
Units outstanding at end of period	33,517	29,297	24,277	17,273	13,622	1,157			2-25-08

PIMCO VIT CommodityRealReturn Strategy, Advisor Class (1404)
Unit value at beginning of period	$7.70	$7.44	$8.17	$6.68	$4.79	$10.00	—	—	$10.00
Unit value at end of period	$6.46	$7.70	$7.44	$8.17	$6.68	$4.79
Units outstanding at end of period	145,207	133,517	181,890	160,038	103,906	62,473			2-25-08

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
PIMCO VIT Long-Term U.S. Government, Advisor Class (1409)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$8.44
Units outstanding at end of period	0								4-30-13

PIMCO VIT Low Duration, Advisor Class (1402)
Unit value at beginning of period	$11.53	$11.08	$11.14	$10.76	$9.65	$10.00	—	—	$10.00
Unit value at end of period	$11.33	$11.53	$11.08	$11.14	$10.76	$9.65
Units outstanding at end of period	48,074	35,040	26,169	14,816	13,089	4,160			2-25-08

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
PIMCO VIT Real Return, Advisor Class (1403)
Unit value at beginning of period	$12.94	$12.10	$11.01	$10.36	$8.90	$10.00	—	—	$10.00
Unit value at end of period	$11.55	$12.94	$12.10	$11.01	$10.36	$8.90
Units outstanding at end of period	46,227	42,484	28,710	29,967	25,473	17,639			2-25-08

PIMCO VIT Total Return, Advisor Class (1401)
Unit value at beginning of period	$13.28	$12.32	$12.09	$11.37	$10.14	$10.00	—	—	$10.00
Unit value at end of period	$12.80	$13.28	$12.32	$12.09	$11.37	$10.14
Units outstanding at end of period	1,409,481	1,129,174	732,653	628,526	375,943	104,100			2-25-08

TOPS Managed Risk Moderate Growth ETF, Class 3 (1411)
Unit value at beginning of period	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.47
Units outstanding at end of period	0								4-30-13

Touchstone VST Active Bond (1261)
Unit value at beginning of period	$13.02	$12.56	$11.77	$11.11	$9.82	$10.31	$10.00	—	$10.00
Unit value at end of period	$12.54	$13.02	$12.56	$11.77	$11.11	$9.82	$10.31
Units outstanding at end of period	370,476	353,265	328,659	56,469	35,887	22,678	10,482		5-1-07

Touchstone VST Baron Small Cap Growth (1270)
Unit value at beginning of period	$12.32	$10.50	$10.18	$8.27	$6.32	$9.68	$10.00	—	$10.00
Unit value at end of period	$17.04	$12.32	$10.50	$10.18	$8.27	$6.32	$9.68
Units outstanding at end of period	100,966	43,432	38,996	64,720	67,333	26,190	7,664		5-1-07

Touchstone VST High Yield (1265)
Unit value at beginning of period	$13.48	$12.07	$11.56	$10.42	$7.22	$9.67	$10.00	—	$10.00
Unit value at end of period	$13.90	$13.48	$12.07	$11.56	$10.42	$7.22	$9.67
Units outstanding at end of period	94,595	747,543	502,562	715,698	472,838	122,300	3,660		5-1-07

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Touchstone VST Large Cap Core Equity (1266)
Unit value at beginning of period	$9.12	$8.27	$8.15	$7.38	$6.04	$9.47	$10.00	—	$10.00
Unit value at end of period	$11.81	$9.12	$8.27	$8.15	$7.38	$6.04	$9.47
Units outstanding at end of period	620,813	718,951	535,797	618,294	218,089	24,368	2,890		5-1-07

Touchstone VST Mid Cap Growth (1262)
Unit value at beginning of period	$10.21	$8.65	$9.90	$8.27	$6.04	$10.18	$10.00	—	$10.00
Unit value at end of period	$13.55	$10.21	$8.65	$9.90	$8.27	$6.04	$10.18
Units outstanding at end of period	182,879	142,983	142,112	123,146	91,834	62,906	19,065		5-1-07

Touchstone VST Money Market (1207)
Unit value at beginning of period	$9.50	$9.64	$9.79	$9.93	$10.00	—			$10.00
Unit value at end of period	$9.35	$9.50	$9.64	$9.79	$9.93		—	—
Units outstanding at end of period	1,110,320	235,733	641,587	334,703	222,922				4-27-09

Touchstone VST Third Avenue Value (1269)
Unit value at beginning of period	$8.25	$6.94	$8.32	$7.03	$5.44	$8.98	$10.00	—	$10.00
Unit value at end of period	$10.10	$8.25	$6.94	$8.32	$7.03	$5.44	$8.98
Units outstanding at end of period	59,738	59,087	115,455	132,550	136,629	100,514	25,743		5-1-07

Touchstone VST Aggressive ETF (1224)
Unit value at beginning of period	$15.32	$13.83	$14.05	$12.61	$10.00	—	—	—	$10.00
Unit value at end of period	$18.54	$15.32	$13.83	$14.05	$12.61
Units outstanding at end of period	125,323	103,912	103,603	87,560	71,971				4-27-09

Touchstone VST Conservative ETF (1223)
Unit value at beginning of period	$12.91	$12.28	$12.06	$11.26	$10.00	—	—	—	$10.00
Unit value at end of period	$13.79	$12.91	$12.28	$12.06	$11.26
Units outstanding at end of period	450,450	301,642	207,377	97,493	83,475				4-27-09

	2013	2012	2011	2010	2009	2008	2007	2006	Inception Date and Value
Touchstone VST Moderate ETF (1222)
Unit value at beginning of period	$11.05	$10.21	$10.18	$9.30	$8.04	$10.00	—	—	$10.00
Unit value at end of period	$12.65	$11.05	$10.21	$10.18	$9.30	$8.04
Units outstanding at end of period	317,461	356,794	364,476	344,098	242,597	7,562			4-25-08

Touchstone VST Aggressive ETF— Guaranteed Return Plus Option (1231)
Unit value at beginning of period	$14.98	$13.60	$13.91	$12.55	$10.00	—	—	—	$10.00
Unit value at end of period	$18.02	$14.98	$13.60	$13.91	$12.55
Units outstanding at end of period	41,064	41,505	42,016	45,791	47,914				4-27-09

Touchstone VST Conservative ETF — Guaranteed Return Plus Option (1229)
Unit value at beginning of period	$12.62	$12.08	$11.94	$11.21	$10.00	—	—	—	$10.00
Unit value at end of period	$13.40	$12.62	$12.08	$11.94	$11.21
Units outstanding at end of period	44,016	44,776	44,792	44,808	47,773				4-27-09

Touchstone VST Moderate ETF — Guaranteed Return Plus Option (1230)
Unit value at beginning of period	$13.93	$12.95	$13.00	$11.94	$10.00	—	—	—	$10.00
Unit value at end of period	$15.86	$13.93	$12.95	$13.00	$11.94
Units outstanding at end of period	57,394	65,173	89,754	91,550	90,072				4-27-09

Appendix B — Withdrawal Charge Examples

We allow two ways for you to request withdrawals.  In the first method, you receive the amount requested, and any withdrawal charge is taken from the Account Value.  This reduces your Account Value by the amount of the withdrawal charge in addition to the amount you requested.  This is the method used unless you request otherwise or unless you have elected one of the GLIA Riders.  In the second method, you receive less than you requested if a withdrawal charge applies because the Account Value is reduced by the amount of the requested withdrawal and any withdrawal charge is taken from that amount.

For both methods, withdrawals are attributed to amounts in the following order:

1.              any Free Withdrawal Amount (except in the case of a surrender);

2.              contributions that are no longer subject to a withdrawal charge and have not yet been withdrawn (contributions are withdrawn from oldest to youngest);

3.              contributions subject to a withdrawal charge that have not yet been withdrawn (contributions are withdrawn from oldest to youngest);

4.              any gain, interest or other amount that is not considered a contribution.

Example Assumptions

Assume one contribution is made, no previous withdrawals have been taken, no MVA applies to the withdrawal and the Account Value at the time of the withdrawal is higher than the Account Value on the most recent Contract Anniversary:

Contribution:	$50,000
Account Value before withdrawal:	$60,000
Requested withdrawal:	$16,000
Withdrawal Charge percentage applicable to the contribution:	6%

Taxes are not considered in this example.

Using the First Method

The Free Withdrawal Amount is calculated as:

$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).

After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be applied is:

$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).

There are no contributions that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the contribution subject to a withdrawal charge.  The withdrawal charge for this method is calculated as:

$638.30 = $10,000 (portion of the withdrawal still to be attributed) x (withdrawal charge percentage) divided by (1 – 6%) (one minus the withdrawal charge percentage).

Using this method, you will receive $16,000; however, the total Account Value withdrawn is:

$16,638.30 = $16,000 (requested withdrawal) + $638.30 (withdrawal charge).

The amount of contribution still subject to a withdrawal charge is:

$39,361.70 = $50,000 (contribution) - $10,638.30 (portion of withdrawal attributed to contribution including the withdrawal charge).

Note, the withdrawal charge does not just apply to the contribution withdrawn ($10,000 x 6%).  It also applies to the withdrawal charge itself indicated by the (1- 6%) factor in the withdrawal charge formula.

Using the Second Method

The Free Withdrawal Amount is calculated as:

$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).

After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be attributed is:

$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).

There are no contributions that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the contribution subject to a withdrawal charge.  The withdrawal charge for this method is calculated as:

$600 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage).

Using this method, the total Account Value withdrawn is $16,000; however, you will receive:

$15,400 = $16,000 (requested withdrawal) - $600 (withdrawal charge).

The amount of contribution still subject to a withdrawal charge is:

$40,000 = $50,000 (contribution) - $10,000 (portion of withdrawal attributed to contribution including the withdrawal charge).

Note the second method will produce the same withdrawal charge as the first method if the requested withdrawal under the second method is the same as the total Account Value withdrawn in the first method.  For example, a requested withdrawal of $16,638.30 using the second method produces the same $638.30 withdrawal charge as shown in the first method above.

This example is for illustrative purposes only and does not predict results.

Appendix C

Illustration of a Market Value Adjustment

The following examples illustrate how the MVA and the withdrawal charge may affect the value of a GRO upon a withdrawal.

Assumptions:

•                  Contribution to a GRO -  $50,000

•                  Guarantee Period - 7 Years

•                  Withdrawal -  at the end of year three of the 7-year Guarantee Period

•                  No prior partial withdrawals or transfers

•                  Guaranteed Interest Rate - 5% Annual Effective Rate

The GRO Value for this $50,000 contribution would be $70,355.02 at the end of the Guarantee Period. After three years, the GRO value is $57,881.25.

The MVA will be based on the Guaranteed Interest Rate (A in the MVA formula) and the current rate we are offering at the time of the withdrawal on new contributions to GROs (B in the MVA formula) for the Guarantee Period equal to the time remaining in your Guarantee Period, rounded to the next lower number of complete months (N in the MVA formula).  If we don’t declare a current rate for the exact time remaining, we’ll use a formula to find a rate using Guarantee Periods closest to (next higher and next lower) the remaining period described above.  Three years after the initial contribution, there would have been four years remaining in your GRO Guarantee Period.  These examples also show the withdrawal charge, which would be calculated separately.

Examples of a Downward Market Value Adjustment:

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased.  Assume interest rates have increased since the beginning of the 7-year Guarantee Period.  At the time of the withdrawal, the current rate for new contributions and transfers to a 4-year Guarantee Period is 6.25%.

Full Withdrawal

Upon a full withdrawal, the MVA would be:  -0.0551589 = [(1 + .05)48/12 / (1 + .0625 + .0025)48/12] - 1

The MVA is a reduction of $3,192.67 from the GRO Value:  -$3,192.67 = -0.0551589 X $57,881.25

The Adjusted Account Value would be:   $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution: $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:  $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

Partial Withdrawal

If instead of a full withdrawal, $20,000 was requested, we would first determine the Free Withdrawal Amount:

             $5,788.13 = $57,881.25 X 0.10

The amount subject to a 6% withdrawal charge (non-free amount) would be:  $14,211.87 = $20,000.00 - $5,788.13

The MVA, which is only applicable to the non-free amount, and which is subject to the 6% withdrawal charge, would be:  ($783.91) = -0.0551589 X $14,211.87

The withdrawal charge would be:  $957.18 = [($14,211.87 (the non-free amount) + $783.91 (the negative MVA))/ (1 - 0.06) a factor used to calculate the 6% withdrawal charge and adjust the withdrawal charge to include a withdrawal charge on itself] - ($14,211.87+ $783.91)

Thus, the total amount of Account Value needed to provide $20,000 after the MVA and withdrawal charge would be:  $21,741.09 = $20,000.00 + $783.91+ $957.18

The value remaining in the GRO after the withdrawal would be:  $36,140.16 = $57,881.25 - $21,741.09

Examples of an Upward Market Value Adjustment:

An upward MVA results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased since the beginning of the 7-year Guarantee Period.  At the time of the withdrawal, the current rate for new contributions and transfers to a 4-year Guarantee Period is 4%.

Full Withdrawal

Upon a full withdrawal, the MVA would be: 0.0290890 = [(1 + .05)48/12 / (1 + .04 + .0025)48/12] - 1

The MVA is an increase of $1,683.71 to the value in the GRO:  $1,683.71 = .0290890 X $57,881.25

The Adjusted Account Value would be:  $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution: $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:  $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00

Partial Withdrawal

If instead of a full withdrawal, $20,000 was requested, the Free Withdrawal Amount and non-free amount would first be determined as above:

Free Amount  =  $5,788.13               Non-Free Amount =  $14,211.87

The MVA, which is only applicable to the non-free amount, and which is subject to the 6% withdrawal charge, would be:

       $413.41 = 0.0290890 X $14,211.87

The withdrawal charge would be:  $880.75 = [($14,211.87 (the non-free amount) - $413.41 (the positive MVA))/ (1 - 0.06) a factor used to calculate the 6% withdrawal charge and adjust the withdrawal charge to include a withdrawal charge on itself] - ($14,211.87 - $413.41)

Thus, the total amount of Account Value needed to provide $20,000 after the MVA and withdrawal charge would be:

$20,467.34 = $20,000.00 - $413.41 + $880.75

The value remaining in the GRO after the withdrawal would be:  $37,413.91 = $57,881.25 - $20,467.34

Actual MVAs will have a greater or lesser impact than shown in the examples, depending on the actual change in current interest rate and the timing of the withdrawal in relation to the time remaining in the Guarantee Period.

The MVA operates in a similar manner for transfers, except a withdrawal charge does not apply to transfers.

Appendix D

Parties to the Contract

Owner

•                  Chooses parties to the contract.

•                  Can change beneficiaries any time before death of owner or annuitant.

•                  Has right to withdrawals and annuity payments while the Annuitant is alive and responsibility to pay taxes on such payments.

•                  Responsible for any tax penalties for withdrawals taken before age 59½.

•                  Responsible for taking required minimum distributions on qualified contracts.

Annuitant

•                  Must be a natural person.

•                  The measuring life for the Annuity Benefit.

•                  The Annuitant’s death triggers the payment of the Death Benefit, unless there is a contingent Annuitant.

•                  Has no rights under the contract.

Joint Owner (Optional)

•                  Shares in all ownership rights with owner.

•                  Will be co-payee on all withdrawals and annuity payments with the owner.

•                  Both joint owners must execute all choices and changes to the contract.

•                  If either owner or joint owner dies, both are considered to be deceased and a Distribution on Death will be paid to the owner’s beneficiary. The joint owner is not the owner’s beneficiary.

Contingent Annuitant (Optional) • Must be a natural person. If still alive when the primary Annuitant dies, will become the Annuitant under the contract. • Has no rights in the contract.

Owner’s Beneficiary

•                  Must be designated by the owner as owner’s beneficiary.

•                  Must receive a Distribution on Death of owner if the Annuitant is still alive.

•                  Responsible for taxes on distribution.

•                  If owner’s beneficiary is not alive at owner’s death, the Distribution on Death of owner is paid to the owner’s estate.

Annuitant’s Beneficiary

•                  Must be designated by the owner as the Annuitant’s beneficiary.

•                  Is entitled to the Death Benefit under the contract when the Annuitant dies.

•                  Is generally responsible for paying any taxes due on the Death Benefit paid.

•                  If Annuitant’s beneficiary is not alive at Annuitant’s death, the Death Benefit is paid to the Annuitant’s estate.

Appendix D — continued

Guide to Spousal Continuation

Owner*	Owner’s Beneficiary	Annuitant	Annuitant’s Beneficiary	Spousal Continuation Available When Owner Dies?	Spousal Continuation Available When Annuitant Dies?

Spouse 1	Spouse 2	Spouse 1	Spouse 2	Yes. Enhanced Spousal Continuation available, which includes an increase in Account Value for any enhanced Death Benefit.	Yes. Enhanced Spousal Continuation available, which includes an increase in the Account Value for any enhanced Death Benefit.

Spouse 1	Spouse 2	Spouse 2	Spouse 1	Yes. Standard Spousal Continuation only. No increase in Account Value because Annuitant is still alive.	No. Death benefit is paid to Spouse 1.

Spouse 1	Spouse 2	Spouse 1	Non-spouse	No. Death Benefit is paid to Annuitant’s beneficiary (Non-spouse).	No. Death benefit is paid to Annuitant’s beneficiary (Non-spouse).

Spouse 1	Non-spouse	Spouse 1	Spouse 2	No. Owner’s beneficiary is non-spouse.	No. Death Benefit is paid to Spouse 2.

Spouse 1	Spouse 2	Non-spouse	Non-spouse	Yes. Standard Spousal Continuation only. No increase in Account Value because Annuitant is still alive.	No. Death Benefit is paid to Annuitant’s beneficiary (Non-spouse).

Non-spouse	Non-spouse	Spouse 1	Spouse 2	No.	No. Death Benefit is paid to Spouse 2.

*In the case of joint owners, the distribution requirements are applied at the first death.

The joint owner is not the owner’s beneficiary.

Appendix E 1

Illustration of Guaranteed Lifetime Income Advantage 1

The following examples demonstrate how the Rider works, based on the stated assumptions.  These examples are for illustration only, and do not predict future investment results.

Example #1

This example illustrates the Spousal Rider where withdrawals equal to the Lifetime Payout Amount (LPA), as well as Nonguaranteed Withdrawals have been taken, an additional contribution has been made and Bonuses and Step-Ups have been applied.  It also illustrates payments for the life of the Primary and Spousal Annuitant even though the Account Value has been reduced to zero. Rounding of amounts less than $1.00 is used in this example.

Assumptions:

•                  Primary Annuitant’s age on date GLIA Rider is purchased = 55; Spousal Annuitant’s age on date GLIA Rider is purchased = 52

•                  Initial contribution = $100,000; additional contribution = $10,000 in Contract Year 10

•                  Nonguaranteed Withdrawal equal to $5,000 in Contract Year 8; Nonguaranteed Withdrawal of $776 in Contract Year 14

•                  Withdrawals equal to LPA in Contract Years 9-13, and Contract Years 15+

•                  No withdrawals were taken that would result in withdrawal charges under the contract.

•                  The contract is not a Qualified Annuity contract.

•                  The Rider remains in effect during the period covered in this example.

Contract Year	Primary Annuitant’s Age on APD*	Spousal Annuitant’s Age on APD	Contributions	LPA		Annual Withdrawal		Adjusted Nonguaranteed Withdrawal		Hypothetical Account Value on APD (A)	Bonus		Bonus Base		Step-Up Base		Payment Base at end of APD (B)
1	55	52	$100,000	N/A		$0		$0		$104,500	$4,000	(C)	$104,000	(C)	$104,500	(D)	$104,500
2	56	53		N/A		$0		$0		$107,635	$4,000	(C)	$108,000	(C)	$107,635	(D)	$108,000
3	57	54		N/A		$0		$0		$111,940	$4,000	(C)	$112,000	(C)	$111,940	(D)	$112,000
4	58	55		N/A		$0		$0		$115,310	$4,000	(C)	$116,000	(C)	$115,310	(D)	$116,000
5	59	56		N/A		$0		$0		$113,004	$4,000	(C)	$120,000	(C)	$115,310		$120,000
6	60	57		N/A		$0		$0		$113,004	$4,000	(C)	$124,000	(C)	$115,310		$124,000
7	61	58		N/A		$0		$0		$108,483	$4,000	(C)	$128,000	(C)	$115,310		$128,000
8	62	59		N/A		$5,000	(E)	$5,784	(E)	$105,653	$0		$122,216	(E)	$109,526	(E)	$122,216
9	63	60		$4,889	(F)	$4,889		$0		$100,764	$0		$122,216		$109,526		$122,216

Contract Year	Primary Annuitant’s Age on APD*	Spousal Annuitant’s Age on APD	Contributions		LPA		Annual Withdrawal		Adjusted Nonguaranteed Withdrawal		Hypothetical Account Value on APD (A)	Bonus	Bonus Base		Step-Up Base		Payment Base at end of APD (B)
10	64	61	$10,000	(G)	$5,289	(G)	$5,289		$0		$103,261	$0	$132,216	(G)	$119,526	(G)	$132,216
11	65	62			$5,289		$5,289		$0		$99,005	$0	$132,216		$119,526		$132,216
12	66	63			$5,289		$5,289		$0		$89,756	$0	$132,216		$119,526		$132,216
13	67	64			$5,289		$5,289		$0		$86,262	$0	$132,216		$119,526		$132,216
14	68	65			$5,289		$6,065	(H)	$1,254	(H)	$81,060	$0	$130,962	(H)	$118,272	(H)	$130,962
15	69	66			$5,238	(H)	$5,238		$0		$76,632	$0	$130,962		$118,272		$130,962
16	70	67			$5,238		$5,238		$0		$74,459	$0	$130,962		$118,272		$130,962
17	71	68			$5,238		$5,238		$0		$69,965	$0	$130,962		$118,272		$130,962
18	72	69			$5,238		$5,238		$0		$63,327	$0	$130,962		$118,272		$130,962
19	73	70			$5,238		$5,238		$0		$54,922	$0	$130,962		$118,272		$130,962
20	74	71			$5,238		$5,238		$0		$51,881	$0	$130,962		$118,272		$130,962
21	75	72			$5,238		$5,238		$0		$46,124	$0	$130,962		$118,272		$130,962
22	76	73			$5,238		$5,238		$0		$42,269	$0	$130,962		$118,272		$130,962
23	77	74			$5,238		$5,238		$0		$38,298	$0	$130,962		$118,272		$130,962
24	78	75			$5,238		$5,238		$0		$31,528	$0	$130,962		$118,272		$130,962
25	79	76			$5,238		$5,238		$0		$24,713	$0	$130,962		$118,272		$130,962
26	80	77			$5,238		$5,238		$0		$18,733	$0	$130,962		$118,272		$130,962
27	81	78			$5,238		$5,238		$0		$14,431	$0	$130,962		$118,272		$130,962
28	82	79			$5,238		$5,238		$0		$9,626	$0	$130,962		$118,272		$130,962
29	83	80			$5,238		$5,238		$0		$4,195	$0	$130,962		$118,272		$130,962
30	84	81			$5,238	(I)	$5,238		$0		$0	$0	$130,962		$118,272		$130,962
31+	85	82			$5,238		$5,238		$0		$0	$0	$130,962		$118,272		$130,962

*APD = Annual Processing Date

(A)  The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B)  The Payment Base is always the greater of the Bonus Base and Step-Up Base.

(C)  A Bonus was added to the Bonus Base in Contract Years 1 - 7 because no withdrawals were taken during those Contract Years.  The Bonus amount is the Bonus Percentage, which is 4.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Bonus in Contract Year 1 is calculated as follows:

•                  4.00% (Bonus Percentage) X $100,000 (total contributions) – 4.00% (Bonus Percentage) X $0 (total withdrawals) = $4,000 Bonus amount.  This calculation is the same in each of the 7 years.

The Bonus Base after the Bonus in Contract Year 1 is $100,000+ $4,000 = $104,000; the Bonus Base after the Bonus in Contract Year 2 is $104,000+ $4,000 = $108,000; the Bonus Base after the Bonus in Contract Year 3 is $108,000+ $4,000 = $112,000; the Bonus Base after the Bonus in Contract Year 4 is $112,000+ $4,000 = $116,000; the Bonus Base after the Bonus in Contract Year 5 is $116,000+ $4,000 = $120,000; the Bonus Base after the Bonus in Contract Year 6 is $120,000+ $4,000 = $124,000; the Bonus Base after the Bonus in Contract Year 7 is $124,000+ $4,000 = $128,000.

(D)  In Contract Year 1, the Step-Up Base increases to $104,500 because the hypothetical Account Value ($104,500) is larger than the Step-Up Base in Contract Year 1($100,000).  After the Step-Up, the Step-Up Base ($104,500) is larger than the Bonus Base ($104,000) and therefore the Payment Base is equal to the Step-Up Base of $104,500.  In Contract Years 2-4, the Step-Up Base increases to the Account Value, because the Account Value is larger than the previous years’ Step-Up Base, however the Payment Base is not affected because the Bonus Base is higher than the Step-Up Base in each Contract Year.  In Contract Years 5+, the Step-Up Base is always larger than the Account Value, and thus is not stepped up.

(E)  In Contract Year 8, the younger spouse has not yet reached age 60 , which means it is prior to the LPA Eligibility Date  Therefore, the entire $5,000 withdrawal is a Nonguaranteed Withdrawal.  The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal.  It is calculated as follows:

•                  $5,000 (Nonguaranteed Withdrawal amount) x 1.1568 ($128,000 Payment Base divided by $110,653 Account Value [$105,653+ $5,000]) = $5,784 (Adjusted Nonguaranteed Withdrawal amount)

The Bonus Base and the Step-Up Base (and therefore the Payment Base) are reduced by the amount of the Adjusted Nonguaranteed Withdrawal:

•                  $128,000 Bonus Base – $5,784 Adjusted Nonguaranteed Withdrawal amount = $122,216 Bonus Base after the Nonguaranteed Withdrawal

•                  $115,310 Step-Up Base - $5,784 Adjusted Nonguaranteed Withdrawal amount = $109,526 Step-Up Base after the Nonguaranteed Withdrawal

(F)  In Contract Year 9, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary.  The LPA is the Withdrawal Percentage times the Payment Base:

•                  4.0% (Withdrawal Percentage) X $122,216 (Payment Base) =$4,889 (LPA)

(G)  The $10,000 additional contribution made at the beginning of Contract Year 10 increases the Bonus Base and Step-Up Base (and therefore the Payment Base) dollar-for-dollar.

•                  $122,216 Bonus Base + $10,000 additional contribution amount = $132,216 Bonus Base after the additional contribution.

•                  $109,526 Step-Up Base + $10,000 additional contribution amount = $119,526 Step-Up Base after the additional contribution.

The LPA is recalculated using the Withdrawal Percentage times the Payment Base after the additional contribution:

•                  4.0% (Withdrawal Percentage) X $132,216 (Payment Base) =$5,289 (LPA)

(H)  In Contract Year 14, A Nonguaranteed Withdrawal in the amount of $776 ($6,065 amount withdrawn - $5,289 LPA) is taken.  The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal.  It is calculated as follows:

•                  $776 (Nonguaranteed Withdrawal amount) x  1.6156 ($132,216 Payment Base divided by $81,836 Account Value [$81,060+ $776]) = $1,254 (Adjusted Nonguaranteed Withdrawal amount)

The Bonus Base and Step-Up Base (and therefore the Payment Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount:

•                  $132,216 Bonus Base - $1,254 Adjusted Nonguaranteed Withdrawal amount = $130,962 Bonus Base after the Nonguaranteed Withdrawal.

•                  $119,526 Step-Up Base - $1,254 Adjusted Nonguaranteed Withdrawal amount = $118,272 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.0% of the Payment Base after the withdrawal: $130,962 x 4.0% = $5,238.

(I)  In Contract Year 30, the Account Value is reduced to zero; however the Payment Base is greater than zero.  Therefore, the Rider enters Guaranteed Payment Phase and payments of the LPA continue.

Example #2

This example illustrates the Individual Rider where withdrawals equal to the LPA, as well as Nonguaranteed Withdrawals have been taken, and Bonuses have been applied.  It also illustrates the termination of the rider if the Account Value is reduced to zero by a Nonguaranteed Withdrawal.  Rounding of amounts less than $1.00 is used in this example.

Assumptions:

•                  Annuitant’s age on date GLIA Rider is purchased = 55

•                  Initial contribution = $100,000; no additional contributions

•                  Withdrawals equal to LPA in Contract Years 6-7, 9-13

•                  Nonguaranteed Withdrawal in Contract Year 8 in the amount of $20,200

•                  Full Account Value withdrawn in Contract Year 14

•                  No withdrawals were taken that would result in withdrawal charges under the contract.

•                  The contract is not a Qualified Annuity contract.

•                  The Rider remains in effect during the period covered in this example.

Contract Year	Annuitant’s Age on APD*	Contributions	LPA		Annual Withdrawal		Adjusted Nonguaranteed Withdrawal		Hypothetical Account Value on APD (A)	Bonus		Bonus Base		Step-Up Base		Payment Base at end of APD (B)
1	55	$100,000	N/A		$0		$0		$99,000	$4,000	(C)	$104,000	(C)	$100,000	(D)	$104,000
2	56		N/A		$0		$0		$98,010	$4,000	(C)	$108,000	(C)	$100,000		$108,000
3	57		N/A		$0		$0		$95,070	$4,000	(C)	$112,000	(C)	$100,000		$112,000
4	58		N/A		$0		$0		$92,218	$4,000	(C)	$116,000	(C)	$100,000		$116,000
5	59		N/A		$0		$0		$91,295	$4,000	(C)	$120,000	(C)	$100,000		$120,000
6	60		$4,800	(E)	$4,800	(E)	$0		$87,408	$0		$120,000		$100,000		$120,000
7	61		$4,800		$4,800		$0		$83,482	$0		$120,000		$100,000		$120,000
8	62		$4,800		$25,000	(F)	$30,484	(F)	$59,317	$0		$89,516	(F)	$69,516	(F)	$89,516
9	63		$3,581	(F)	$3,581		$0		$55,143	$0		$89,516		$69,516		$89,516
10	64		$3,581		$3,581		$0		$51,011	$0		$89,516		$69,516		$89,516
11	65		$3,581		$3,581		$0		$44,880	$0		$89,516		$69,516		$89,516
12	66		$3,581		$3,581		$0		$41,748	$0		$89,516		$69,516		$89,516
13	67		$3,581		$3,581		$0		$38,168	$0		$89,516		$69,516		$89,516
14	68		$3,581		$38,168	(G)	N/A		$0	$0		$0		$0		$0
15	69		$0		$0		$0		$0	$0		$0		$0		$0

*APD = Annual Processing Date

(A)  The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B)  The Payment Base is always the greater of the Bonus Base and Step-Up Base.

(C)  A Bonus was added to the Bonus Base in Contract Years 1 - 5 because no withdrawals were taken during those Contract Years.  The Bonus amount is the Bonus Percentage, which is 4.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Bonus in Contract Year 1 is calculated as follows:

•                  4.00% (Bonus Percentage) X $100,000 (total contributions) – 4.00% (Bonus Percentage) X $0 (total withdrawals) = $4,000 Bonus amount. This calculation is the same in each of the 5 years.

The Bonus Base after the Bonus in Contract Year 1 is $100,000+ $4,000 = $104,000; the Bonus Base after the Bonus in Contract Year 2 is $104,000+ $4,000 = $108,000; the Bonus Base after the Bonus in Contract Year 3 is $108,000+ $4,000 = $112,000; the Bonus Base after the Bonus in Contract Year 4 is $112,000+ $4,000 = $116,000; the Bonus Base after the Bonus in Contract Year 5 is $116,000+ $4,000 = $120,000.

(D)  In each Contract Year, the hypothetical Account Value is less than the Step-Up Base and thus, the Step-Up Base is not stepped up.

(E)  In Contract Year 6, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary.  The LPA is the Withdrawal Percentage times the Payment Base:

•                  4.0% (Withdrawal Percentage) X $120,000 (Payment Base) =$4,800 (LPA)

(F) A Nonguaranteed Withdrawal in the amount of $20,200 ($25,000 amount withdrawn - $4,800 LPA) is taken in Contract Year 8.  The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal.  It is calculated as follows:

•                  $20,200 (Nonguaranteed Withdrawal amount) x 1.5091 ($120,000 Payment Base divided by $79,517 Account Value [$59,317+ $20,200]) = $30,484 (Adjusted Nonguaranteed Withdrawal amount)

The Bonus Base and Step-Up Base (and therefore the Payment Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount.

•                  $120,000 Bonus Base - $30,484 Adjusted Nonguaranteed Withdrawal amount = $89,516 Bonus Base after the Nonguaranteed Withdrawal

•                  $100,000 Step-Up Base - $30,484 Adjusted Nonguaranteed Withdrawal amount = $69,516 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.0% of the Payment Base after the withdrawal: $89,516 x 4.0% = $3,851.

(G)  A Nonguaranteed Withdrawal reduces the Account Value to zero in Contract Year 14 and the Rider and annuity contract terminate

Appendix E-2

Illustration of Guaranteed Lifetime Income Advantage 2

The following examples demonstrate how the Rider works, based on the stated assumptions.  These examples are for illustration only, and do not predict future investment results.

Example #1

This example illustrates the Spousal Rider where withdrawals equal to the Lifetime Payout Amount (LPA), as well as Nonguaranteed Withdrawals have been taken, an additional contribution has been made and Roll-Ups and Step-Ups have been applied.  It also illustrates payments for the life of the Primary Annuitant and Spousal Annuitant even though the Account Value has been reduced to zero. Rounding of amounts less than $1.00 is used in this example.

Assumptions:

•                  Primary Annuitant’s age on the Contract Date is = 55; Spousal Annuitant’s age on the Contract Date = 52

•                  Initial contribution = $100,000; additional contribution = $10,000 in Contract Year 10

•                  Nonguaranteed Withdrawal equal to $5,000 in Contract Year 8; Nonguaranteed Withdrawal of $776 in Contract Year 14

•                  Withdrawals equal to LPA in Contract Years 9-13, and Contract Years 15+

•                  No withdrawals were taken that would result in withdrawal charges under the contract.

•                  The contract is not a Qualified Annuity contract.

•                  The Rider remains in effect during the period covered in this example.

Contract Year	Primary Annuitant’s Age on APD*	Spousal Annuitant’s Age on APD	Contributions	LPA	Annual Withdrawal		Adjusted Nonguaranteed Withdrawal		Hypothetical Account Value on APD (A)	Roll-Up		Roll-Up Base		Step-Up Base		Benefit Base at end of APD (B)
1	55	52	$100,000	N/A	$0		$0		$107,500	$7,000	(C)	$107,000	(C)	$107,500	(D)	$107,500
2	56	53		N/A	$0		$0		$107,635	$7,000	(C)	$114,000	(C)	$107,635	(D)	$114,000
3	57	54		N/A	$0		$0		$111,940	$7,000	(C)	$121,000	(C)	$111,940	(D)	$121,000
4	58	55		N/A	$0		$0		$115,310	$7,000	(C)	$128,000	(C)	$115,310	(D)	$128,000
5	59	56		N/A	$0		$0		$113,004	$7,000	(C)	$135,000	(C)	$115,310		$135,000
6	60	57		N/A	$0		$0		$113,004	$7,000	(C)	$142,000	(C)	$115,310		$142,000
7	61	58		N/A	$0		$0		$108,483	$7,000	(C)	$149,000	(C)	$115,310		$149,000
8	62	59		N/A	$5,000	(E)	$6,733	(E)	$105,653	$0		$142,267	(E)	$108,577	(E)	$142,267

Contract Year	Primary Annuitant’s Age on APD*	Spousal Annuitant’s Age on APD	Contributions		LPA		Annual Withdrawal		Adjusted Nonguaranteed Withdrawal		Hypothetical Account Value on APD (A)	Roll-Up	Roll-Up Base		Step-Up Base		Benefit Base at end of APD (B)
9	63	60			$5,122	(F)	$5,122		$0		$100,531	$0	$142,267		$108,577		$142,267
10	64	61	$10,000	(G)	$5,482	(G)	$5,482		$0		$103,261	$0	$152,267	(G)	$118,577	(G)	$152,267
11	65	62			$5,482		$5,482		$0		$99,005	$0	$152,267		$118,577		$152,267
12	66	63			$5,482		$5,482		$0		$89,756	$0	$152,267		$118,577		$152,267
13	67	64			$5,482		$5,482		$0		$86,262	$0	$152,267		$118,577		$152,267
14	68	65			$5,482		$6,000	(H)	$967	(H)	$81,060	$0	$151,300	(H)	$117,610	(H)	$151,300
15	69	66			$5,447	(H)	$5,447		$0		$76,632	$0	$151,300		$117,610		$151,300
16	70	67			$5,447		$5,447		$0		$74,459	$0	$151,300		$117,610		$151,300
17	71	68			$5,447		$5,447		$0		$69,965	$0	$151,300		$117,610		$151,300
18	72	69			$5,447		$5,447		$0		$63,327	$0	$151,300		$117,610		$151,300
19	73	70			$5,447		$5,447		$0		$54,922	$0	$151,300		$117,610		$151,300
20	74	71			$5,447		$5,447		$0		$51,881	$0	$151,300		$117,610		$151,300
21	75	72			$5,447		$5,447		$0		$46,124	$0	$151,300		$117,610		$151,300
22	76	73			$5,447		$5,447		$0		$42,269	$0	$151,300		$117,610		$151,300
23	77	74			$5,447		$5,447		$0		$38,298	$0	$151,300		$117,610		$151,300
24	78	75			$5,447		$5,447		$0		$31,528	$0	$151,300		$117,610		$151,300
25	79	76			$5,447		$5,447		$0		$24,713	$0	$151,300		$117,610		$151,300
26	80	77			$5,447		$5,447		$0		$18,733	$0	$151,300		$117,610		$151,300
27	81	78			$5,447		$5,447		$0		$14,431	$0	$151,300		$117,610		$151,300
28	82	79			$5,447		$5,447		$0		$9,626	$0	$151,300		$117,610		$151,300
29	83	80			$5,447		$5,447		$0		$4,195	$0	$151,300		$117,610		$151,300
30	84	81			$5,447	(I)	$5,447		$0		$0	$0	$151,300		$117,610		$151,300
31+	85	82			$5,447		$5,447		$0		$0	$0	$151,300		$117,610		$151,300

*APD = Annual Processing Date

(A)  The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B)  The Benefit Base is always the greater of the Roll-Up Base and Step-Up Base.

(C)  A Roll-Up was added to the Roll-Up Base in Contract Years 1 - 7 because no withdrawals were taken during those Contract Years.  The Roll-Up amount is the Roll-Up Percentage, which is 7.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Roll-Up in Contract Year 1 is calculated as follows:

•                  7.00% (Roll-Up Percentage) X $100,000 (total contributions) – 7.00% (Roll-Up Percentage) X $0 (total withdrawals) = $7,000 Roll-Up amount.  This calculation is the same in each of the 7 years.

The Roll-Up Base after the Roll-Up in Contract Year 1 is $100,000+ $7,000 = $107,000; the Roll-Up Base after the Roll-Up in Contract Year 2 is $107,000+ $7,000 = $114,000; the Roll-Up Base after the Roll-Up in Contract Year 3 is $114,000+ $7,000 = $121,000; the Roll-Up Base after the Roll-Up in Contract Year 4 is $121,000+ $7,000 = $128,000; the Roll-Up Base after the Roll-Up in Contract Year 5 is $128,000+ $7,000 = $135,000; the Roll-Up Base after the Roll-Up in Contract Year 6 is $135,000+ $7,000 = $142,000; the Roll-Up Base after the Roll-Up in Contract Year 7 is $142,000+ $7,000 = $149,000.

(D)  In Contract Year 1, the Step-Up Base increases to $107,500 because the hypothetical Account Value ($107,500) is larger than the Step-Up Base in Contract Year 1 ($100,000).  After the Step-Up, the Step-Up Base ($107,500) is larger than the Roll-Up Base ($107,000) and therefore the Benefit Base is equal to the Step-Up Base of $107,500.  In Contract Years 2-4, the Step-Up Base increases to the Account Value, because the Account Value is larger than the previous years’ Step-Up Base, however the Benefit Base is not affected because the Roll-Up Base is higher than the Step-Up Base in each Contract Year.  In Contract Years 5+, the Step-Up Base is always larger than the Account Value, and thus is not stepped up.

(E)  In Contract Year 8, the younger spouse has not yet reached age 60, which means it is prior to the LPA Eligibility Date.  Therefore, the entire $5,000 withdrawal is a Nonguaranteed Withdrawal.  The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Benefit Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal.  It is calculated as follows:

•                  $5,000 (Nonguaranteed Withdrawal amount) x 1.34655 ($149,000 Benefit Base divided by $110,653 Account Value [$105,653+ $5,000]) = $6,733 (Adjusted Nonguaranteed Withdrawal amount)

The Roll-Up Base and the Step-Up Base (and therefore the Benefit Base) are reduced by the amount of the Adjusted Nonguaranteed Withdrawal:

•                  $149,000 Roll-Up Base – $6,733 Adjusted Nonguaranteed Withdrawal amount = $142,267 Roll-Up Base after the Nonguaranteed Withdrawal

•                  $115,310 Step-Up Base - $6,733 Adjusted Nonguaranteed Withdrawal amount = $108,577 Step-Up Base after the Nonguaranteed Withdrawal

(F)  In Contract Year 9, the LPA is determined, since this is the first withdrawal on or after the LPA Eligibility Date.  The LPA is the Withdrawal Percentage times the Benefit Base:

•                  4.0% (Withdrawal Percentage) X $142,267 (Benefit Base) X  90% (Spousal Factor) =$5,122 (LPA)

(G)  The $10,000 additional contribution made at the beginning of Contract Year 10 increases the Roll-Up Base and Step-Up Base (and therefore the Benefit Base) dollar-for-dollar.

•                  $142,267 Roll-Up Base + $10,000 additional contribution amount = $152,267 Roll-Up Base after the additional contribution.

•                  $108,577 Step-Up Base + $10,000 additional contribution amount = $118,577 Step-Up Base after the additional contribution.

The LPA is recalculated using the Withdrawal Percentage times the Benefit Base after the additional contribution:

•                  4.0% (Withdrawal Percentage) X $152,267 (Benefit Base) X 90% (Spousal Factor) = $5,482 (LPA)

(H)  In Contract Year 14, a Nonguaranteed Withdrawal in the amount of $518 ($6,000 amount withdrawn - $5,482 LPA) is taken.  The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Benefit Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal.  It is calculated as follows:

•                  $518 (Nonguaranteed Withdrawal amount) x  1.86652 ($152,267 Benefit Base divided by $81,578 Account Value [$81,060+ $518]) = $967 (Adjusted Nonguaranteed Withdrawal amount)

The Roll-Up Base and Step-Up Base (and therefore the Benefit Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount:

•                  $152,267 Roll-Up Base - $967 Adjusted Nonguaranteed Withdrawal amount = $151,300 Roll-Up Base after the Nonguaranteed Withdrawal.

•                  $118,577 Step-Up Base - $967 Adjusted Nonguaranteed Withdrawal amount = $117,610 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.0%, multiplied by the Benefit Base after the withdrawal, multiplied by the 90% Spousal Factor: $151,300 x 4.0% x 90% = $5,447.

(I)  In Contract Year 30, the Account Value is reduced to zero; however the Benefit Base is greater than zero.  Therefore, the Rider enters Guaranteed Payment Phase and payments of the LPA continue for as long as either the Primary Annuitant or Spousal Annuitant is alive.

Example #2

This example illustrates the Individual Rider where withdrawals equal to the LPA, as well as Nonguaranteed Withdrawals have been taken, and Roll-Ups have been applied.  It also illustrates the termination of the rider if the Account Value is reduced to zero by a Nonguaranteed Withdrawal.  Rounding of amounts less than $1.00 is used in this example.

Assumptions:

•                  Annuitant’s age on the Contract Date = 59

•                  Initial contribution = $100,000; no additional contributions

•                  Withdrawals equal to LPA in Contract Years 6-11 and 13

•                  Nonguaranteed Withdrawal in Contract Year 12 in the amount of $18,784

•                  Full Account Value withdrawn in Contract Year 14

•                  No withdrawals were taken that would result in withdrawal charges under the contract.

•                  The contract is not a Qualified Annuity contract.

•                  The Rider remains in effect during the period covered in this example.

Contract Year	Annuitant’s Age on APD*	Contributions	LPA		Annual Withdrawal		Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Roll-Up		Roll-Up Base		Step-Up Base		Benefit Base at end of APD (B)
1	59	$100,000	N/A		$0		$0	$99,000	$7,000	(C)	$107,000	(C)	$100,000	(D)	$107,000
2	60		N/A		$0		$0	$98,010	$7,000	(C)	$114,000	(C)	$100,000		$114,000
3	61		N/A		$0		$0	$95,070	$7,000	(C)	$121,000	(C)	$100,000		$121,000
4	62		N/A		$0		$0	$92,218	$7,000	(C)	$128,000	(C)	$100,000		$128,000
5	63		N/A		$0		$0	$91,295	$7,000	(C)	$135,000	(C)	$100,000		$135,000
6	64		$5,400	(E)	$5,400	(E)	$0	$99,408	$0		$135,000		$100,000		$135,000
7	65		$5,400		$5,400		$0	$115,482	$0		$135,000		$115,482	(F)	$135,000
8	66		$5,400		$5,400		$0	$128,317	$0		$135,000		$128,317		$135,000
9	67		$6,216	(G)	$6,216		$0	$138,143	$0		$135,000		$138,143	(G)	$138,143	(G)
10	68		$6,216		$6,216		$0	$121,175	$0		$135,000		$138,143		$138,143
11	69		$6,216		$6,216		$0	$99,880	$0		$135,000		$138,143		$138,143
12	70		$6,216		$25,000	(H)	$42,868	$41,748	$0		$92,132	(H)	$95,275	(H)	$95,275
13	71		$4,287	(H)	$4,287		$0	$38,168	$0		$92,132		$95,275		$95,275
14	72		$4,287		$38,168	(I)	N/A	$0	$0		$0		$0		$0
15	73		$0		$0		$0	$0	$0		$0		$0		$0

*APD = Annual Processing Date

(A)  The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B)  The Benefit Base is always the greater of the Roll-Up Base and Step-Up Base.

(C)  A Roll-Up was added to the Roll-Up Base in Contract Years 1 - 5 because no withdrawals were taken during those Contract Years.  The Roll-Up amount is the Roll-Up Percentage, which is 7.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.

For example, the Roll-Up in Contract Year 1 is calculated as follows:

•                  7.00% (Roll-Up Percentage) X $100,000 (total contributions) – 7.00% (Roll-Up Percentage) X $0 (total withdrawals) = $7,000 Roll-Up amount. This calculation is the same in each of the 5 years.

The Roll-Up Base after the Roll-Up in Contract Year 1 is $100,000+ $7,000 = $107,000; the Roll-Up Base after the Roll-Up in Contract Year 2 is $107,000+ $7,000 = $114,000; the Roll-Up Base after the Roll-Up in Contract Year 3 is $114,000+ $7,000 = $121,000; the Roll-Up Base after the Roll-Up in Contract Year 4 is $121,000+ $7,000 = $128,000; the Roll-Up Base after the Roll-Up in Contract Year 5 is $128,000+ $7,000 = $135,000.

(D)  In Contract Years 1-6, the hypothetical Account Value is less than the Step-Up Base and thus, the Step-Up Base is not stepped up.

(E)  In Contract Year 6, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary.  The LPA is the Withdrawal Percentage times the Benefit Base:

•                  4.0% (Withdrawal Percentage) X $135,000 (Benefit Base) =$5,400 (LPA)

(F) In Contract Year 7, the Step-Up Base increases to $115,482 because the hypothetical Account Value ($115,482) is larger than the Step-Up Base in Contract Year 1($100,000).  However, the Benefit Base is not affected because the Roll-Up Base is higher than the Step-Up Base.

(G) In Contract Year 9, the Step-Up Base increases to $138,143 because the hypothetical Account Value ($138,143) is larger than the previous Step-Up Base ($100,000).  After the Step-Up, the Step-Up Base ($138,143) is larger than the Roll-Up Base ($135,000) and therefore the Benefit Base is equal to the Step-Up Base of $138,143.  Because the Annuitant’s attained age is 68, she has crossed into a new Withdrawal Percentage Age Band and is eligible for an increased withdrawal percentage of 4.5%.  The LPA is recalculated as:

•                  4.5% (Withdrawal Percentage) X $138,143 (Benefit Base) =$6,216 (LPA)

(H) A Nonguaranteed Withdrawal in the amount of $18,784 ($25,000 amount withdrawn - $6,216 LPA) is taken in Contract Year 12.  The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Benefit Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal.  It is calculated as follows:

•                  $18,784 (Nonguaranteed Withdrawal amount) x 2.28215 ($138,143 Benefit Base divided by $60,532 Account Value [$41,748+ $18,784]) = $42,868 (Adjusted Nonguaranteed Withdrawal amount)

The Roll-Up Base and Step-Up Base (and therefore the Benefit Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount.

•                  $135,000 Roll-Up Base - $42,868 Adjusted Nonguaranteed Withdrawal amount = $92,132 Roll-Up Base after the Nonguaranteed Withdrawal

•                  $138,143 Step-Up Base - $42,868 Adjusted Nonguaranteed Withdrawal amount = $95,275 Step-Up Base after the Nonguaranteed Withdrawal

The LPA is recalculated after the withdrawal as 4.5% of the Benefit Base after the withdrawal: $95,275 x 4.5% = $4,287.

(I)  A Nonguaranteed Withdrawal reduces the Account Value to zero in Contract Year 14 and the Rider and annuity contract terminate

Appendix F

Illustration of Enhanced Earnings Benefit (EEB)

Example #1 - The following is a hypothetical example of how the EEB works:

Assumptions:

•                  Annuitant was age 60 on the Contract Date (40% EEB benefit)

•                  Initial contribution = $100,000

•                  No additional contributions

•                  No withdrawals

•                  Hypothetical Account Value at the time the Death Benefit is calculated = $125,000

Based on these assumptions stated above:

•                  The gain in the contract is = $25,000 ($125,000-$100,000 =$25,000)

•                  Benefit paid would be $10,000 ($25,000 x 40%)

Example #2 - The following is an example of how the EEB will be calculated and paid in conjunction with the standard Death Benefit under this contract.

Assumptions:

•                  Annuitant was age 60 on the Contract Date (40% EEB benefit)

•                  Initial contribution = $50,000

•                  No additional contributions

•                  No withdrawals

•                  Hypothetical Account Value at the time the Death Benefit is calculated = $60,000

•                  Highest anniversary Account Value = $70,000

Based on these assumptions:

•                  the gain in the contract is $10,000 ($60,000 – $50,000);

•                  the EEB is $4,000 (40% x $10,000); and thus

•                  the total payment to the beneficiaries is $74,000 ($70,000 + $4,000)

Appendix G

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
American Funds I.S. Global Growth, Class 4	0.52%	0.25%	0.28%	N/A	1.05%	N/A	1.05%
American Funds I.S. Growth, Class 4	0.33%	0.25%	0.27%	N/A	0.85%	N/A	0.85%
American Funds I.S. Growth-Income, Class 4	0.27%	0.25%	0.27%	N/A	0.79%	N/A	0.79%
American Funds I.S. Managed Risk Asset Allocation, Class P2 (1), (2)	0.25%	0.25%	0.33%	0.28%	1.11%	0.10%	1.01%
American Funds I.S. New World, Class 4 (3)	0.73%	0.25%	0.30%	N/A	1.28%	N/A	1.28%
BlackRock Capital Appreciation V.I., Class III (4)	0.65%	0.25%	0.29%	N/A	1.19%	N/A	1.19%
BlackRock Global Allocation V.I., Class III (5)	0.62%	0.25%	0.24%	N/A	1.11%	N/A	1.11%
Columbia VP — Mid Cap Value Opportunity, Class 1	0.74%	0.00%	0.14%	N/A	0.88%	N/A	0.88%
Columbia VP — Small Cap Value, Class 2	0.79%	0.25%	0.19%	N/A	1.23%	N/A	1.23%
DWS Small Cap Index VIP, Class B (6)	0.35%	0.25%	0.19%	0.01%	0.80%	0.06%	0.74%
Fidelity VIP Asset Manager, Service Class 2 (6)	0.50%	0.25%	0.14%	N/A	0.89%
Fidelity VIP Balanced, Service Class 2	0.40%	0.25%	0.13%	N/A	0.78%
Fidelity VIP Contrafund®, Service Class 2	0.55%	0.25%	0.09%	N/A	0.89%
Fidelity VIP Disciplined Small Cap, Service Class 2 (7)	0.70%	0.25%	0.20%	0.07%	1.22%
Fidelity VIP Equity-Income, Service Class 2 (7)	0.45%	0.25%	0.10%	0.02%	0.82%
Fidelity VIP Freedom 2010, Service Class 2 (7)*	N/A	0.25%	N/A	0.55%	0.80%
Fidelity VIP Freedom 2015, Service Class 2 (7)	N/A	0.25%	N/A	0.58%	0.83%
Fidelity VIP Freedom 2020, Service Class 2 (7)	N/A	0.25%	N/A	0.60%	0.85%
Fidelity VIP Freedom 2025, Service Class 2 (7)	N/A	0.25%	N/A	0.64%	0.89%
Fidelity VIP Freedom 2030, Service Class 2 (7)	N/A	0.25%	N/A	0.68%	0.93%
Fidelity VIP Growth, Service Class 2	0.55%	0.25%	0.11%	N/A	0.91%
Fidelity VIP High Income, Service Class 2	0.56%	0.25%	0.12%	N/A	0.93%
Fidelity VIP Index 500, Service Class 2	0.045%	0.25%	0.055%	N/A	0.35%
Fidelity VIP Investment Grade Bond, Service Class 2	0.31%	0.25%	0.11%	N/A	0.67%
Fidelity VIP Mid Cap, Service Class 2	0.55%	0.25%	0.09%	N/A	0.89%
Fidelity VIP Overseas, Service Class 2	0.68%	0.25%	0.14%	N/A	1.07%

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Fidelity VIP Target Volatility, Service Class 2 (7), (8)	0.30%	0.25%	0.01%	0.73%	1.29%	0.15%	1.14%
FT Franklin Growth and Income VIP, Class 2 (9)	0.53%	0.25%	0.05%	N/A	0.83%	N/A	0.83%
FT Franklin Income VIP, Class 2 (9)	0.45%	0.25%	0.02%	N/A	0.72%	N/A	0.72%
FT Franklin Large Cap Growth VIP, Class 2 (9)	0.75%	0.25%	0.04%	N/A	1.04%	N/A	1.04%
FT Franklin Mutual Shares VIP, Class 2	0.69%	0.25%	0.02%	N/A	0.96%	N/A	0.96%
FT Franklin Small Cap Value VIP, Class 2	0.61%	0.25%	0.02%	N/A	0.88%	N/A	0.88%
FT Templeton Foreign VIP, Class 2	0.74%	0.25%	0.04%	N/A	1.03%	N/A	1.03%
FT Templeton Global Bond VIP, Class 2 (9)	0.46%	0.25%	0.05%	N/A	0.76%	N/A	0.76%
FT Templeton Growth VIP, Class 2 (9)	0.75%	0.25%	0.03%	N/A	1.03%	N/A	1.03%
Guggenheim VT Global Managed Futures Strategy (10)	1.02%	0.00%	0.74%	N/A	1.76%	0.12%	1.64%
Guggenheim VT Long Short Equity	0.90%	0.00%	1.38%	0.06%	2.34%	N/A	2.34%
Guggenheim VT Multi-Hedge Strategies (10) **	1.22%	0.00%	1.29%	0.12%	2.63%	0.07%	2.56%
Invesco V.I. American Franchise, Series II	0.67%	0.25%	0.29%	N/A	1.21%	N/A	1.21%
Invesco V.I. American Value, Series II (11)	0.72%	0.25%	0.28%	0.01%	1.26%	0.01%	1.25%
Invesco V.I. Comstock, Series II (12)	0.56%	0.25%	0.28%	N/A	1.09%	0.06%	1.03%
Invesco V.I. International Growth, Series II (11)	0.71%	0.25%	0.31%	0.01%	1.28%	0.01%	1.27%
Morgan Stanley UIF Emerging Markets Debt, Class II (13)	0.75%	0.35%	0.31%	N/A	1.41%	0.30%	1.11%
Morgan Stanley UIF Emerging Markets Equity, Class II (14)	1.25%	0.35%	0.46%	N/A	2.06%	0.59%	1.47%
Morgan Stanley UIF U.S. Real Estate, Class II (13)	0.80%	0.35%	0.30%	N/A	1.45%	0.10%	1.35%
PIMCO VIT All Asset, Advisor Class (15), (16)	0.425%	0.25%	0.00%	0.76%	1.435%	0.12%	1.315%
PIMCO VIT CommodityRealReturn Strategy, Advisor Class (17), (18)	0.74%	0.25%	0.08%	0.12%	1.19%	0.12%	1.07%
PIMCO VIT Long-Term U.S. Government, Advisor Class (17), (19)	0.475%	0.25%	0.03%	N/A	0.755%	N/A	0.755%
PIMCO VIT Low Duration, Advisor Class	0.50%	0.25%	0.00%	N/A	0.75%	N/A	0.75%
PIMCO VIT Real Return, Advisor Class (17), (20)	0.50%	0.25%	0.05%	N/A	0.80%	N/A	0.80%
PIMCO VIT Total Return, Advisor Class	0.50%	0.25%	0.00%	N/A	0.75%	N/A	0.75%
TOPS Managed Risk Moderate Growth ETF, Class 3 (21)	0.30%	0.35%	0.10%	0.25%	1.00%	N/A	1.00%
Touchstone VST Active Bond (22)	0.55%	0.09%	0.41%	0.01%	1.06%	0.08%	0.98%
Touchstone VST Baron Small Cap Growth (22)	1.05%	0.23%	0.45%	N/A	1.73%	0.42%	1.31%
Touchstone VST High Yield (22)	0.50%	0.20%	0.56%	N/A	1.26%	0.21%	1.05%

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Touchstone VST Large Cap Core Equity (22)	0.65%	0.19%	0.37%	N/A	1.21%	0.15%	1.06%
Touchstone VST Mid Cap Growth (22)	0.75%	0.15%	0.46%	0.01%	1.37%	0.15%	1.22%
Touchstone VST Money Market (22)	0.18%	0.25%	0.32%	N/A	0.75%	N/A	0.75%
Touchstone VST Third Avenue Value (22)	0.80%	0.23%	0.40%	0.01%	1.44%	0.11%	1.33%
Touchstone VST Aggressive ETF (22)	0.25%	0.25%	0.50%	0.18%	1.18%	0.25%	0.93%
Touchstone VST Conservative ETF (22)	0.25%	0.25%	0.39%	0.14%	1.03%	0.14%	0.89%
Touchstone VST Moderate ETF (22)	0.25%	0.23%	0.34%	0.16%	0.98%	0.07%	0.91%

*  Available in contracts purchased before May 1, 2013

** Available in contracts purchased before May 1, 2012

(1)         The investment advisor is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment advisor is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated by the fund’s board. The advisor may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

(2)         Expenses are based on estimated amounts for the current fiscal year.

(3)         Expenses are based on estimated amounts for the current fiscal year (service (12b-1) fees and other expenses).

(4)         Total annual expenses after voluntary fee waivers/reimbursement are 1.06%.

(5)         Total annual expenses after voluntary fee waivers/reimbursement are 0.97%.

(6)         Through September 30, 2014, the portfolio’s advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.72% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  Effective October 1, 2014 through April 30, 2015, the portfolio’s advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s board.

(7)         Expenses stated above differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund’s prospectus because of acquired fund fees and expenses.

(8)         The fund’s advisor has contractually agreed to waive 0.05% of the management fee. This arrangement will remain in effect through April 3, 2015.  Fidelity Management & Research Company has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2.  This arrangement will remain in effect for at least one year.

(9)         The fund administration fee is paid indirectly through the management fee.

(10)  The advisor has contractually agreed to waive the management fee it receives from the fund in an amount equal to the management fee paid to the advisor by a specified subsidiary. This undertaking will continue in effect for so long as the fund invests in the specified subsidiary, and may be terminated only with the approval of the fund’s board of trustees.  In any event, this undertaking will continue through April 30, 2015.

(11)  The advisor has contractually agreed to waive a portion of the fund’s management fee in an amount equal to the net management fee that the advisor earns on the fund’s investment in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the fund.   Unless the advisor continues the fee waiver agreement, it will terminate on April 30, 2015.  The fee waiver cannot be terminated during its term.

(12)  The advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the fund’s average daily net assets.  In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items, including litigation expenses, (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement.  Unless the advisor continues the fee waiver agreement, it will terminate on April 30, 2015.  The fee waiver agreement cannot be terminated during its term.

(13)  The Portfolio’s distributor, Morgan Stanley Distribution, Inc., has agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive for the UIF Emerging Markets Debt Portfolio, Class II and 0.10% of the 0.35% 12b-1 fee it may receive for UIF U.S. Real Estate Portfolio, Class II.  These fee waivers will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers when it deems such action is appropriate.

(14)  The Portfolio’s advisor, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.47% for UIF Emerging Markets Equity Portfolio, Class II.  In addition, the Portfolio’s distributor, Morgan Stanley Distribution, Inc., has agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive.  These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(15)  Acquired fund fees and expenses include interest expense of 0.01%.  Interest expenses is based on the amount incurred during an underlying PIMCO fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements.  Interest expense is required to be treated as an expense of the underlying PIMCO fund for accounting purposes and is not payable to the advisor. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy.  The total annual portfolio operating expenses, excluding interest expense, of the underlying PIMCO funds is 1.425% for the Advisor Class.

(16)  The advisor has contractually agreed, through May 1, 2015, to reduce its advisory fee to the extent that the underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO funds.  The advisor may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.  The fee reduction is implemented based on a calculation of underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of acquired fund fees and expenses listed in the table above.  The total annual portfolio operating expenses after fee waiver and/or expense reimbursement, excluding interest expense, of the underlying PIMCO funds is 1.305 for the Advisor Class shares.

(17)  “Other Expenses” reflect interest expense and is based on the amount incurred during the portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a portfolio expense for accounting purposes and is not payable to the advisor.  The amount of interest expense (if any) will vary based on the portfolio’s use of such investments as an investment strategy.

(18)  The total annual portfolio operating expenses, excluding interest expense, is 1.11% for the Advisor Class shares.  The fund’s advisor has contractually agreed to waive the portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the Subsidiary) to the advisor.  The Subsidiary pays the advisor a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets.  This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place.  Total annual portfolio operating expenses after fee waiver and/or expense reimbursement, excluding interest expense, is 0.99% for the Advisor Class shares.

(19)  Total annual portfolio operating expenses, excluding interest expense, is 0.725% for the Advisor Class shares.

(20)  Total annual portfolio operating expenses, excluding interest expense, is 0.75% for the Advisor Class shares.

(21)  Other expenses are contractually limited to 0.10%. Acquired fund fees and expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial highlights in the portfolio’s prospectus because the financial statements include only the direct operating expenses incurred by the portfolio.

(22)  The advisor and the trust have entered into an expense limitation agreement whereby the advisor has contractually agreed to waive a portion of its fees and/or reimburse certain fund expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of acquired fund fees and expenses, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses, to amount listed in the table above in the column titled “Total Annual Expenses after Fee Waivers/Reimbursements,” less any acquired fund fees and expenses. This expense limitation will remain in effect through April 29, 2015, but can be terminated by a vote of the fund’s board of trustees if it deems the termination beneficial to the shareholders. The terms of the advisor’s expense limitation agreement provide that it is entitled to recoup, subject to approval by the fund’s board, such amounts waived or reimbursed for a period of up to three years from the year in which it reduced its compensation and/or assumed expenses for the fund.  No recoupment will occur unless the fund’s operating expenses are below the expense limitation amount.

THIS PAGE INTENTIONALLY LEFT BLANK.

To request a copy of the Statement of Additional Information for the Integrity Pinnacle V (post 1-1-12), dated December 31, 2014, remove this page and mail it to us at the Administrative Office listed in the glossary, or call us at the number listed in the glossary.

Name:	Address:

Phone:

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2014

Pinnacle (before April 30, 1998)

Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon)

Pinnacle IV (July 16, 2001 to April 30, 2007)

Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

Deferred Flexible Premium Variable Annuities

Issued By Integrity Life Insurance Company

Through Separate Account I of Integrity Life Insurance Company

This Statement of Additional Information (SAI) is not a prospectus.  It should be read in conjunction with the variable annuity prospectus dated December 31, 2014.

A copy of the prospectuses to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720, or by calling 1-800-325-8583.

General Information and History

Integrity Life Insurance Company (Integrity) is an Ohio life insurance company organized on May 3, 1966. Its principal executive offices are located at 400 Broadway, Cincinnati, Ohio 45202.  Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), an Ohio life insurance company organized on February 23, 1888.  WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc., an Ohio corporation, which is wholly owned by Western & Southern Mutual Holding Company, an Ohio mutual insurance holding company.

Administration and Distribution of the Contracts

Administration

Integrity has responsibility for administration of Separate Account I (the Separate Account) and the variable annuity contracts issued through the Separate Account (Contracts).  Integrity has entered into Service Agreements with WSLIC and IFS Financial Services, Inc., which is an affiliated company, to provide certain services, including administrative services for the Separate Account and the Contracts.   Compensation for these services, which are paid by Integrity, is based on the charges and expenses incurred by the service provider, and will reflect actual costs to the extent reasonably possible.

Custodian

Integrity is the custodian of the assets of the Separate Account.  The shares are held in book-entry form. Integrity maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter

Touchstone Securities, Inc. (Touchstone Securities), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, an indirect subsidiary of WSLIC and an affiliate of Integrity, is the principal underwriter of the Contracts.  Touchstone Securities is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member in good standing of the Financial Industry Regulatory Authority (FINRA).  The Contracts are offered through Touchstone Securities on a continuous basis.  The amount of distribution allowances paid to Touchstone Securities from Integrity for underwriting its variable annuities was $7,386,802 in 2013, $5,692,708 in 2012, and $5,406,743 in 2011.  Touchstone Securities did not retain distribution allowances during these years.

Sales

The Contracts are sold by insurance agents licensed in the states where the Contracts may be lawfully sold.  The agents are also registered representatives of broker-dealers, which are registered under the Securities Exchange Act of 1934 and are members of FINRA.

We make payments to the broker-dealer firms that distribute our Contracts in the form of commissions and other incentives.  In addition to the commissions described in the prospectus, we may pay up to a 0.75% annual trail commission on certain Contracts issued before January 1, 2009 to certain producers who qualify for a program called “Dynasty Trail.”  Currently, active registered representatives who have previously qualified for this program, have at least $4,000,000.00 of business with us and maintain 90% of that business with us and meet both these standards at the end of each quarter will receive this additional commission. Qualifying requirements are higher in years following 2009 and producers not qualified by 2012 will not be eligible to participate. The Dynasty Trail program will be phased out by the end of 2015.

We may also make additional payments in the form of expense reimbursements or marketing allowances to the broker-dealers that distribute our Contracts in exchange for privileges, including additional or special access to broker-dealers’ sales staff, opportunities to provide and attend training and other conferences, and marketing enhancements of our Contracts.  The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm.  Not all broker-dealers receive additional compensation and the amount of compensation varies by firm.  These payments could be significant to a firm, and could be a conflict of interest.  We generally choose to compensate broker-dealers that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received expense reimbursement or marketing allowance payments of more than $5,000 with respect to variable annuities sold for Integrity and its wholly owned subsidiary National Integrity Life Insurance Company during the last calendar year.

BB&T Investment Services, Inc.	Hancock Investment Services, Inc.
BOSC, Inc.	LPL Financial Corporation
Comerica Securities, Inc.	The Huntington Investment Company
CUSO Financial Services, L.P.	US Bancorp Investments
Fifth Third Securities, Inc.

Performance Data and Illustrations

We may provide performance information and illustrations using performance information.  Performance information may be based on historical returns of the Variable Account Options.  At any time in the future, performance will likely be higher or lower than in the past.  Historical performance does not predict future results.

Performance Data

In advertisements or in information furnished to you, we may provide the average annual total return and the cumulative total return of the units of the Variable Account Options. The money market option may also from time to time include the yield and effective yield of its units.  Performance information is computed separately for each Variable Account Option in accordance with the formulas described below.

Total return reflects all aspects of the return of a Variable Account Option, including the automatic reinvestment of all distributions and the deduction of all charges that apply on an annual basis.  Performance represents annualized percentage change in net assets of a Variable Account Option, based on a hypothetical $1,000 investment, the performance of the underlying portfolios and the charges that would have been made during the periods shown.  Premium taxes, if applicable, are not reflected. Returns are not annualized for periods less than one year.

2

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Variable Account Option over certain periods, including 1, 3, 5, and 10 years and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

Investors should realize that a Variable Account Option’s performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical periods as opposed to the actual historical performance of a Variable Account Option during any portion of the period shown.  Average annual returns are calculated using this formula:

P (1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the redeemable value at the end of the period.

Standardized returns are average annual total returns calculated from the Variable Account Inception Date, which represents the date the Variable Account Option was available in the Contract.  Standardized returns reflect the standard death benefit and the deduction of all Contract expenses, including portfolio level expenses, the annual mortality and expense risk charge, annual administration charge and the withdrawal charge.  The cost of the optional Guaranteed Lifetime Income Advantage (GLIA) Rider is not included. If the cost of the GLIA Rider was included, the returns would be lower.

Non-standardized returns are calculated from the Fund Inception Date, which represents the inception date of the underlying fund, rather than the date it was included in the Contract.  Performance that predates the inclusion in the Contract is hypothetical and has been adjusted to include Contract expenses. Two sets of non-standardized returns may be presented, each reflecting the standard death benefit and the deduction of portfolio level expenses, the annual mortality and expense risk charge and the annual administration charge.  One set also reflects the withdrawal charge. The cost of the optional Guaranteed Lifetime Income Advantage Rider is not included.  If the cost of the GLIA Rider was included, the returns would be lower.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Variable Account Option over a stated period of time.  In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year.  The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields quoted in advertising reflect the change in value of a hypothetical investment in a Variable Account Option over a stated period of time, not taking into account capital gains or losses, or any withdrawal charges.  Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the money market option.  Current yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less Contract charges that would have applied during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return).  The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective yield assumes that all dividends received during an annual period have been reinvested.  This compounding effect causes effective yield to be higher than current yield.  Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Individualized Illustrations

Integrity may provide computer-generated illustrations using programs available through third party firms to provide registered representatives and existing or potential Contracts owners with individualized hypothetical illustrations.  The illustrations may include contract values and returns for some or all of the Variable Account Options.  Such illustrations may include graphs, bar charts and other types of formats.

3

Hypothetical values may be based on: (i) the results of a hypothetical contribution to a Contract invested in a single or multiple Variable Account Options using standardized and non-standardized average annual returns; or (ii) the results of a hypothetical contribution to a Contract using either static or variable assumed rates of return, as allowed by law.

Distributions from Tax-Favored Retirement Programs

Distributions from tax-favored plans are subject to certain restrictions.  Participants in qualified plans (other than IRAs), with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the participant reaches age 70½ or (ii) the calendar year in which the participant retires.  Owners of traditional IRAs and 5% owners of qualified plans must begin receiving distributions by April 1 of the calendar year following the year in which the owner or participant reaches age 70½.  Owners of Roth IRAs are not required to take distributions during their lifetime. Distributions from certain TSA plans can be deferred until age 75.  Additional distribution rules apply after the death of the participant or IRA owner.  If you do not take mandatory distributions, you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

Distributions from qualified plans (other than traditional IRAs) in the form of a lump sum settlement, partial withdrawal or periodic annuity payments for a fixed period of fewer than 10 years, are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless (i) the payee directs the transfer of such amounts to another qualified plan or traditional  IRA; or (ii) the payment is a minimum distribution required under the Internal Revenue Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions.  All other types of taxable distributions are subject to a 10% federal income tax withholding unless the payee elects not to have withholding apply.

We are not permitted to make distributions from a Contract unless a request has been made.  It is therefore your responsibility to comply with the minimum distribution rules.  You should consult your tax adviser regarding these rules and their proper application.

The above description of the minimum distribution requirements and the federal income tax consequences of distributions from tax-favored retirement plans which may be funded by the Contract is only a brief summary and is not intended as tax advice.  The rules governing the provisions of plans are extremely complex and often difficult to comprehend.  If you do not fully comply with all applicable rules, which are subject to change, you may suffer adverse tax consequences.  You should consult a qualified and competent tax adviser prior to adopting a plan or purchasing a Contract in connection with a tax-favored plan.

Financial Statements

[To be filed by amendment]

4

PART C - Other Information

Item 24.                   Financial Statements and Exhibits

(a)         Financial Statements included in Part A:

Condensed Financial Information for the Portfolios

Financial Statements included in Part B:

[To be filed by amendment]

(b)  Exhibits:

The following exhibits are filed herewith or incorporated by reference as indicated:

1.              Resolutions of the Board of Directors of Integrity Life Insurance Company (Integrity) authorizing the establishment of Separate Account I, the Registrant.  Incorporated by reference to Exhibit 99.1 to Registrant’s Post-Effective Amendment No. 15 to registration statement on Form N-4 (File No. 333-44876), filed November 7, 2008.

2.              Not applicable

3.

a.        Form of Selling/General Agent Agreement among Integrity, Touchstone Securities, Inc. and broker dealers.  Incorporated by reference to Exhibit 99.3(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

b.        Form of Selling Agreement among W&S Financial Group Distributors, Inc., on behalf of Integrity, Touchstone Securities, Inc., and broker dealers. Incorporated by reference to Exhibit  99.3(B) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

c.         Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc. dated January 1, 2006.  Incorporated by reference to Exhibit 99.3(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

1

4.

a.        Form of variable annuity contract.  Incorporated by reference to Exhibit 99.4(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-175480), filed July 12, 2011.

b.        Form of Individual Guaranteed Lifetime Withdrawal Benefit and Schedule Page.  Incorporated by reference to Exhibit 99.4(B) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

c.         Form of Spousal Guaranteed Lifetime Withdrawal Benefit and Schedule Page.   Incorporated by reference to Exhibit 99.4(C) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

5.                                      Form of Application. Incorporated by reference to Exhibit  99.5 to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

6.                    a.        Certificate of Incorporation of Integrity.  Incorporated by reference to Exhibit 99.6(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

b.        By-Laws of Integrity.  Incorporated by reference to Exhibit 99.6(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

7.                    a.        Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1995.  Incorporated by reference to Exhibit 99.7(A) to Registrant’s Post Effective Amendment No. 5 to registration statement on Form N-4 (File No. 033-56654), filed May 1, 1996.

b.         Amendments dated May 1, 1996, June 12, 1998, September 24, 1999 and May 1, 2000 to Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1995.  Incorporated by reference to Exhibit 99.7(B) to Post-Effective Amendment No. 34 on Form N-4 (File No. 033-56654), filed April 24, 2009.

c.         Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1997 and amendments dated October 1, 1997, June 12, 1998, September 24, 1999 and May 1, 2000 to that Reinsurance Agreement. Incorporated by reference to Exhibit 99.7(C) to Post-Effective Amendment No. 34 on Form N-4 (File No. 033-56654), filed April 24, 2009.

8.

a.                   Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007.  Incorporated by reference to Exhibit 99.8(A) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

b.                   Amendment No. 1 to Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007.  Incorporated by reference to Exhibit 99.8(B) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

c.                    Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Integrity dated May 1, 2007.  Incorporated by reference to Exhibit 99.8(C) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

d.                   Rule 22c-2 Agreement between Fidelity Distributors Corporation and Integrity dated March 26, 2007. Incorporated by reference to Exhibit 99.8(D) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

e.                    Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated January 6, 2003. Incorporated by reference to Exhibit 99.8(E) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

f.                     Amendment No.1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 3, 2004.  Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012

g.                    Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 1, 2007.  Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

h.                   Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products

2

Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated November 29, 2007.  Incorporated by reference to Exhibit 99.8(G) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed on April 23, 2008.

i.                       Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated November 29, 2010.  Incorporated by reference to Exhibit 99.8(I) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

j.                      Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated April 10, 2013. Incorporated by reference to Exhibit  99.8(J) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

k.                   Participation Agreement Addendum among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 1, 2013. Incorporated by reference to Exhibit  99.8(K) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

l.                       Administrative Services Agreement and relevant amendments between Franklin Templeton Services, LLC and Integrity dated January 6, 2003, amended August 1, 2007 and June 10, 2013. Incorporated by reference to Exhibit  99.8(L) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

m.               Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and Integrity dated April 16, 2007. Incorporated by reference to Exhibit  99.8(M) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

n.                   Fund Participation Agreement among JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc. and Integrity dated April 24, 2009.

o.                   Supplemental Payment Agreement between JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Integrity dated April 24, 2009.  Incorporated by reference to Exhibit 99.8(K) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

p.                   Participation Agreement among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(D) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

q.                   Novation of and Amendment to Participation Agreement among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Integrity dated April 1, 2011. Incorporated by reference to Exhibit 99.8(M) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

r.                      Selling Agreement between Allianz Global Investors Distributors LLC and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(E) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

s.                     Services Agreement between Pacific Investment Management Company LLC and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

t.                      Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Integrity dated April 1, 2011.  Incorporated by reference to Exhibit 99.8(P) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

u.                   Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(G) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

v.                   Amendment No. 1 to Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Integrity dated November 1, 2009.  Incorporated by reference to Exhibit 99.8(R) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

w.                 Amendment No. 2 to Participation Agreement among Rydex Variable Trust, Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) and Integrity dated December 20, 2010.  Incorporated by reference to Exhibit 99.8(S) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4

3

(File No. 333-177616), filed April 25, 2012.

x.                   Variable Product Services Agreement between Rydex Distributors, Inc. and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(H) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

y.                   Amendment No. 1 to Variable Product Services Agreement between Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) and Integrity dated December 20, 2010.  Incorporated by reference to Exhibit 99.8(U) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

z.                    Administrative Services Agreement between PADCO Advisors II, Inc. and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(I) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.

aa.            Amendment No. 1 to Administrative Services Agreement between Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.) and Integrity dated December 20, 2010.  Incorporated by reference to Exhibit 99.8(W) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

bb.            Fund Participation Agreement between Touchstone Variable Series Trust and Integrity dated April 30, 2001.  Incorporated by reference to Exhibit 99.8(H) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 033-56654), filed October 15, 2001.

cc.              Amendment No. 1 to Fund Participation Agreement between Touchstone Variable Series Trust and Integrity dated January 26, 2006.  Incorporated by reference to Exhibit 99.8(Y) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

dd.            Amendment No. 2 to Fund Participation Agreement among Touchstone Variable Series Trust, Touchstone Advisors, Inc. and Integrity dated December 31, 2009.  Incorporated by reference to Exhibit 99.8(Z) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

ee.              22c-2 Agreement between Touchstone Variable Series Trust and Integrity dated February 14, 2008.  Incorporated by reference to Exhibit 99.8(Q) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

ff.                Shareholder Services Agreement between Touchstone Advisors, Inc. and Integrity dated January 1, 2008.  Incorporated by reference to Exhibit 99.8(R) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

gg.              Fund Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and Integrity dated October 2, 1997.  Incorporated by reference to Exhibit 99.8(CC) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

hh.            22c-2 Agreement between DWS Scudder Distributors and Integrity dated February 16, 2007.  Incorporated by reference to Exhibit 99.8(T) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

ii.                    Amendment No. 1 to Fund Participation Agreement among Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust), Bankers Trust Company and Integrity dated May 1, 2001.  Incorporated by reference to Exhibit 99.8(EE) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

jj.                  Amendment No. 2 to Fund Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. (formerly Bankers Trust Company) and Integrity dated May 1, 2002.  Incorporated by reference to Exhibit 99.8(FF) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012

kk.            Amendment No. 3 to Fund Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and Integrity dated May 1, 2004.  Incorporated by reference to Exhibit 99.8(GG) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

ll.                    Amendment No. 4 to Fund Participation Agreement among DWS Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), Deutsche Asset Management, Inc. and Integrity dated July 22, 2006.  Incorporated by reference to Exhibit 99.8(HH) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

mm.    Administrative services letter between Deutsche Investment Management Americas Inc. and Integrity dated January 31, 2007.  Incorporated by reference to Exhibit 99.8(II) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

4

nn.            Distribution and Services Agreement between PFPC Distributors, Inc. and Integrity dated May 18, 2004.  Incorporated by reference to Exhibit 99.8(JJ) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

oo.            Amendment No. 1 to Distribution and Services Agreement between PFPC Distributors, Inc. (as assigned to DWS Scudder Distributors, Inc.) and Integrity dated January 31, 2007.  Incorporated by reference to Exhibit 99.8(KK) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

pp.            Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc and Integrity dated January 2, 2003.  Incorporated by reference to Exhibit 99.8(LL) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

qq.            Amendment No. 1 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated January 26, 2006.  Incorporated by reference to Exhibit 99.8(MM) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

rr.                  Amendment No. 2 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2008.  Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2008.  Incorporated by reference to Exhibit 99.8(NN) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

ss.                Administrative Services Letter between Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2008.  Incorporated by reference to Exhibit 99.8(OO) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.

tt.                  22c-2 Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co., Incorporated, Morgan Stanley Investment Management, Inc. and Integrity dated February 16, 2007.  Incorporated by reference to Exhibit 99.8(V) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

uu.            Administrative Service Agreement between Morgan Stanley Distribution, Inc. (successor to Morgan Stanley & Co. Incorporated) and Integrity dated May 1, 2008.  Incorporated by reference to Exhibit 99.8(W) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

vv.            Fund Participation Agreement among Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Integrity dated May 1, 2009.   Incorporated by reference to Exhibit 99.8(SS) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

ww.        Assignment of Fund Participation Agreement among Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Integrity to RiverSource Investments, LLC and RiverSource Fund Distributors, Inc. dated April 12, 2010.  Incorporated by reference to Exhibit 99.8(TT) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

xx.            Mutual Fund Sales Agreement between Columbia Management Distributors, Inc. and Touchstone Securities, Inc. dated May 1, 2009.  Incorporated by reference to Exhibit 99.8(UU) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

yy.            Agreement between Columbia Management Distributors, Inc. and Integrity dated May 1, 2009.  Incorporated by reference to Exhibit 99.8(VV) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

zz.              Assignment of Agreement between Columbia Management Distributors, Inc. and Integrity to RiverSource Fund Distributors, Inc. dated March 25, 2010.  Incorporated by reference to Exhibit 99.8(WW) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

aaa.     Participation Agreement among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), INVESCO Distributors, Inc., Touchstone Securities, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(XX) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012

bbb.     Administrative Services Agreement between Invesco Advisors, Inc. and Integrity dated June 1, 2010.  Incorporated by reference to Exhibit 99.8(YY) to Registrant’s Post-Effective Amendment No. 1 to

5

registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

ccc.        Distribution Services Agreement between INVESCO Distributors, Inc and Integrity dated June 1, 2010.  Incorporated by reference to Exhibit 99.8(ZZ) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

ddd.     Intermediary Agreement between Invesco Investment Services, Inc. and Integrity dated June 1, 2010.  Incorporated by reference to Exhibit 99.8(AAA) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.

eee.        Fund Participation Agreement among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC and Integrity dated April 29, 2011.  Incorporated by reference to Exhibit 99.8(BBB) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

fff.           Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc. and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(CCC) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

ggg.        Administrative Services Agreement between BlackRock Advisors, LLC and Integrity dated April 29, 1011.  Incorporated by reference to Exhibit 99.8(DDD) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

hhh.     Fund Participation Agreement among Northern Lights Variable Trust, ValMark Advisers, Inc., Northern Lights Distributors, LLC and Integrity Life Insurance Company dated May 1, 2013.  Incorporated by reference to Exhibit 99.8(DDD) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

iii.                 Distribution and Shareholder Services Agreement among Northern Lights Variable Trust, Touchstone Securities, Inc., and Integrity dated May 1, 2013.   Incorporated by reference to Exhibit 99.8(EEE) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

jjj.              Amendment to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated May 1, 2011.  Incorporated by reference to Exhibit 99.8(FFF) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

kkk.     Amendment No. 2 to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(GGG) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

lll.                 Amendment to Selling Agreement between PIMCO Investment LLC and Integrity effective May 1, 2013.  Incorporated by reference to Exhibit 99.8(HHH) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.

mmm.                                          Fund Participation and Service Agreement among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Integrity dated December 13, 2013. Incorporated by reference to Exhibit  99.8(MMM) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

nnn.     Business Agreement among American Funds Distributors, Inc., Capital Research and Management Company, Integrity and Touchstone Securities, Inc. dated December 13, 2013.Incorporated by reference to Exhibit  99.8(K) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

ooo.     Rule 22c-2 Agreement between American Funds Service Company and Integrity dated December 13, 2013. Incorporated by reference to Exhibit  99.8(K) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616) filed on April 25, 2014.

5.              Opinion and Consent of Rhonda S. Malone, Esq. as to the legality of the securities registered. To be filed by amendment.

6.              Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

7.              Not applicable.

8.              Not applicable.

9.              Powers of Attorney of each member of the Board of Directors of The Western and Southern Life Insurance Company (WSLIC), specifically Donald A. Bliss dated December 14, 2011 and John F. Barrett, James N. Clark,

6

Jo Ann Davidson, Eugene P. Ruehlmann, George V. Voinovich, George H. Walker, III, and Thomas L. Williams, each dated December 20, 2011.  Incorporated by reference to Exhibit 99.13 to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-178438), filed December 28, 2011.

10.       Guarantee from WSLIC to the policy holders of Integrity dated March 3, 2000.  Incorporated by reference to Exhibit 99.14 to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.

Item 25.                   Directors and Officers of the Depositor

The names and principal business addresses* of the directors and officers of, and their positions with the Depositor, are as follows:

Directors:

John F. Barrett	Director, Chairman of the Board
Edward J. Babbitt	Director, Secretary
Jill T. McGruder(1)	Director, President and Chief Executive Officer
Robert L. Walker	Director
Donald J. Wuebbling	Director

Officers:

John F. Barrett	Director, Chairman of the Board
Jill T. McGruder(1)	Director, President and Chief Executive Officer
Edward J. Babbitt	Director, Secretary
Nicholas P. Sargen(1)	Senior Vice President and Chief Investment Officer
Kevin L. Howard	Senior Vice President and General Counsel
Constance M. Maccarone	Senior Vice President
Nora E. Moushey	Senior Vice President and Chief Actuary
Mark E. Caner	Senior Vice President
Daniel J. Downing(1)	Senior Vice President
Scott W. Edblom(1)	Vice President
Terrie A. Wiedenheft(1)	Vice President
Brian A. Eichhold	Vice President
Daniel W. Harris	Vice President
D. Todd Henderson	Vice President and Chief Risk Officer
Bradley J. Hunkler	Vice President and Chief Accounting Officer
Phillip E. King	Vice President and Auditor
Daniel R. Larsen	Vice President
Paul M. Kruth(1)	Vice President
Denise L. Sparks	Vice President
James J. Vance	Vice President and Treasurer
Patricia J. Wilson(1)	Vice President
Donald P. Myers	Assistant Vice President
Stephen G. Hussey	Assistant Vice President
Andrew P. Shull	Assistant Vice President
Gerald J. Ulland	Assistant Vice President
Rebecca L. Deppen	Manager, Annuity New Business
Michael W. Collier	Manager, Financial Services
Thomas M. Barth	Assistant Treasurer
Kathleen A. Cornelius	Assistant Treasurer
Douglas B. Perry	Assistant Treasurer
Cheryl J. Stotts	Assistant Treasurer
Timothy D. Speed	Assistant Treasurer
Sharon A. Cummings(1)	Licensing Officer
Brenda L. Elliott(1)	Manager, Licensing

*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

7

(1) Principal Business Address: 303 Broadway, Cincinnati, Ohio 45202

Item 26.                   Persons Controlled by or Under Common Control with Integrity or Registrant

Affiliate	State	Entity	Ownership	Type of Business
2758 South Main SPE, LLC	Ohio	LLC	The Western and Southern Life Insurance Company (WSLIC)	owns/operates real estate
506 Phelps Holdings, LLC	Ohio	LLC	98% owned by WSLIC; 2% by Eagle Realty Investments, Inc. (ERI)	owns real estate entities
82 Flats, LLC	Indiana	LLC	64% owned by Flats Apartments Investor Holdings, LLC; 1% by ERI	owns/operates real estate
Airport Exchange Hotel Partners	Kentucky	General Partnership	74% owned by WS Airport Exchange GP, LLC; 1% by ERI	owns/operates real estate
Autumn Village Apartments, LLC	Georgia	LLC	Country Place Associates	owns real estate entities
Axis Perimeter Center GP, LLC	Ohio	LLC	ERI	owns real estate entities
Baton Rouge Cottages Investor, LLC	Ohio	LLC	Baton Rouge Housing Holdings, LLC	owns real estate entities
Baton Rouge Housing Holdings, LLC	Ohio	LLC	98% owned by WSLIC; 2% by ERI	owns real estate entities
Belle Haven Apts, LLC	Delaware	LLC	Fore Eagle JV, LLC	owns/operates real estate
Belle Housing Investor Holdings, LLC	Ohio	LLC	98% by W&S Real Estate Holdings, LLC and ERI 2%	owns real estate entities
Brickyard Apartments, LLC	Delaware	LLC	54% owned by BY Apartment Investor Holdings, LLC	owns/operates real estate
Buckeye Venture Partners, LLC	Ohio	LLC	60% owned by Fort Washington Investment Advisors, Inc. (FWIA); 40% by Peppertree Partners, LLC	private equity fund management
BVP NEO, LLC	Ohio	LLC	FWIA	private equity fund management
BY Apartment Investor Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% by ERI	owns real estate entities
Canal Senate Apartments, LLC	Indiana	LLC	WSLIC	owns/operates real estate
Carmel Holdings, LLC	Ohio	LLC	49% owned by W&S Real Estate Holdings, LLC; 1% by ERI	owns real estate entities
Carmel Hotel Investor, LLC	Ohio	LLC	Carmel Holdings, LLC	owns real estate entities
Carmel Hotel, LLC	Indiana	LLC	74% owned by Carmel Hotel Investor, LLC; 1% by ERI	owns/operates real estate
Carthage Senior Housing, Ltd.	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 1% by ERI	owns/operates real estate
CDC-Baton Rouge, LLC	Alabama	LLC	59% owned by Baton Rouge Cottages Investor, LLC	owns real estate entities
Centreport Hotels LLC	Texas	LLC	75% owned by ERI	owns/operates real estate
Centreport Partners LP	Texas	LP	25.25% owned by WSLIC; 49% by WSLR Dallas LLC, 1% owned by ERI	owns/operates real estate
Cincinnati Analysts, Inc.	Delaware	Corporation	Columbus Life Insurance Company (CLIC)	securities broker-dealer and registered investment advisor
Cleveland East Hotel, LLC	Ohio	LLC	74% owned by WSALD CEH, LLC; 1%	owns/operates real estate

8

Affiliate	State	Entity	Ownership	Type of Business
owned by ERI
CLIC Agency, Inc.	Ohio	Corporation	CLIC	insurance agency
Columbus Life Insurance Company	Ohio	Corporation	WSLIC
Country Place Associates	Ohio	General Partnership	90% owned by WS Country Place GP, LLC; 10% by ERI	owns/operates real estate
Dallas City Investor Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% by ERI	owns/operates real estate
Day Hill Road Land LLC	Connecticut	LLC	74% owned by W&S Real Estate Holdings, LLC; 1% by ERI	owns real estate entities
Dublin Hotel LLC	Ohio	LLC	25% owned by WSLIC; 49% by WSLR Columbus LLC; 1% by ERI	owns/operates real estate
Eagle Realty Group, LLC	Ohio	LLC	W&S Operating Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	Ohio	Corporation	Eagle Realty Group, LLC	real estate
Elan Dallas City Lights GP, LLC	Delaware	General Partnership	Elan Dallas City Lights, LLC	owns/operates real estate
Elan Dallas City Lights Limited Partner, LP	Delaware	LP	Elan Dallas City Lights, LLC	owns/operates real estate
Elan Dallas City Lights Owner, LP	Delaware	LP	99% owned by Elan Dallas City Lights Limited Partner, LP; 1% by Elan Dallas City Lights GP, LLC	owns/operates real estate
Elan Dallas City Lights, LLC	Delaware	LLC	59% owned by Dallas City Investor Holdings, LLC; 1% by ERI	owns/operates real estate
Elan Galleria Investment, LLC	Ohio	LLC	Galleria Investor Holdings, LLC	owns real estate entities
FDC Siena JV, LLC	Delaware	LLC	69% owned by Siena Investor Holdings, LLC; 1% by ERI	owns/operates real estate
Flats Apartments Investor Holdings, LLC	Ohio	LLC	98% owner by W&S Real Estate Holdings, LLC; 2% by ERI	owns real estate entities
Flats Crossing Investment, LLC	Ohio	LLC	Flats Apartments Investor Holdings, LLC	owns real estate entities
Fore Eagle JV, LLC	Delaware	LLC	Owned 69% by Belle Housing Investor Holdings, LLC; 1% by ERI	owns/operates real estate
Fort Washington Active Fixed Income LLC	Delaware	LLC	Managing Member is Fort Washington Fixed Income LLC; investors include WSLIC	managing member for private fixed income fund
Fort Washington Capital Partners, LLC (FWCP)	Delaware	LLC	FWIA	managing partner for private equity funds
Fort Washington Emerging Markets Fixed Income, LLC	Delaware	LLC	Managing Member is Fort Washington Fixed Income LLC	fixed income
Fort Washington Fixed Income LLC	Delaware	LLC	FWIA	private fixed income fund
Fort Washington High Yield Investors II, LLC	Delaware	LLC	Managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	Delaware	LLC	Managing member is FWCP	private fixed income fund
Fort Washington Investment	Ohio	Corporation	W&S Operating Holdings, LLC	registered investment

9

Affiliate	State	Entity	Ownership	Type of Business
Advisors, Inc. (FWIA)				adviser
Fort Washington Private Equity Investors II, L.P.	Delaware	LP	General partner is FWCP; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	Delaware	LP	general partner is FWCP; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	Delaware	LP	general partner is FWCP; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V, L.P.	Delaware	LP	general partner is FWPEI V GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	Delaware	LP	general partner is FWPEI V GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	Delaware	LP	general partner is FWPEI VI GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VII, L.P.	Delaware	LP	general partner is FWPEI VII GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII, L.P.	Delaware	LP	general partner is FWPEI VIII GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII-B, L.P.	Delaware	LP	General Partner is FWPEI VIII GP, LLC; WSLIC is the sole limited partner	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	Delaware	LP	general partner is FWPEI V GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Opportunities Fund II, L.P.	Delaware	LP	General Partner is FWPEO II GP, LLC; WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III, L.P.	Delaware	LP	General Partner is FWPEO III GP, LLC; WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III-B, L.P.	Delaware	LP	General Partner is FWPEO III GP, LLC; WSLIC is the sole limited partner	private equity fund
FWPEI V GP, LLC	Delaware	LLC	FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	Delaware	LLC	FWIA	general partner of Fund VI
FWPEI VII GP, LLC	Delaware	LLC	FWIA	general partner of Fund VII
FWPEI VIII GP, LLC	Delaware	LLC	FWIA	general partner of Fund VIII
FWPEO II GP, LLC	Delaware	LLC	FWIA	private equity fund management
FWPEO III GP, LLC	Delaware	LLC	FWIA	private equity fund management
Galleria Investor Holdings, LLC	Ohio	LLC	98% by W&S Real Estate Holdings, LLC; 2% owned by ERI	owns real estate entities
Galveston Summerbrooke Apts., LLC	Texas	LLC	54% owned by Summerbrooke Apartments Investor, LLC; 1% by ERI	owns/operates real estate
Grelot Cody Apartments, LLC	Ohio	LLC	Vinings Trace, LLC	owns real estate entities
GS Beach Club, LLC	Delaware	LLC	76.5% owned by Winkler Extension Apartments Investor, LLC	owns real estate entities
GS Multifamily Dallas Galleria,	Delaware	LLC	59% by Galleria Investor Holdings,	owns/operates real estate

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Affiliate	State	Entity	Ownership	Type of Business
LLC			LLC; 1% by ERI
GS Yorktown Apartments, LP	Delaware	LP	59% owned by YT Crossing Apartments Investor, LLC; 1% by ERI	owns real estate entities
IFS Financial Services, Inc. (IFS)	Ohio	Corporation	Western-Southern Life Assurance Company (WSLAC)	marketing and distribution
IFS Insurance Agency, Inc.	Ohio	Corporation	99% owned by IFS	insurance agency
Insurance Profillment Solutions, LLC	Ohio	LLC	WSLIC	insurance marketing services
IR Mall Associates, Ltd.	Florida	LP	49.50% owned by WSLIC	owns/operates real estate
IR Mall Company, L.C.	Florida	LLC	50% owned by ERI	owns/operates real estate
JLB Southpark Apartments LLC	Delaware	LLC	49% owned by SP Charlotte Apts Investor Holdings, LLC; 1% by ERI	owns/operates real estate
LaFrontera Hotel LLC	Texas	LLC	75% owned by ERI	owns/operates real estate
LaFrontera Lodging Partners LP	Ohio	LP	74.25% owned by W&S Real Estate Holdings, LLC	owns/operates real estate
LeRoy Glen Investment, LLC	Ohio	LLC	WSLIC	owns/operates real estate
LLIA, Inc.	Indiana	Corporation	The Lafayette Life Insurance Company	insurance agency
Lookout Corporate Center	Kentucky	Joint Venture General Partner	50% owned by WS Lookout GP, LLC	owns/operates real estate
Mallard Sherburn Apartments, LLC	Ohio	LLC	WSLIC	owns real estate entities
Miller Creek Associates, LLC	Delaware	LLC	59% by Miller Creek Investor Holdings, LLC	owns/operates real estate
Miller Creek Investor Holdings, LLC	Ohio	LLC	98% by W&S Real Estate Holdings, LLCl; ERI 2%	owns real estate entities
Miller Creek Residences, LLC	Delaware	LLC	Miller Creek Associates, LLC	owns/operates real estate
National Integrity Life Insurance Company	New York	Corporation	Integrity Life Insurance Company	Insurance company
NE Emerson Edgewood, LLC	Indiana	LLC	60% owned by The Lafayette Life Insurance Company	owns real estate entities
NEO Capital Fund, LP	Delaware	LP	General Partner is BVP NEO, LLC	private equity fund
New Mexico Co-Investment Partners, L.P.	Delaware	LP	general partner is FWCP	private equity fund
North Braeswood Meritage Holdings, LLC	Ohio	LLC	WSLAC	owns real estate entities
North Pittsburgh Hotel LLC	Pennsylvania	LLC	74% owned by WSALD NPH, LLC; 1% by ERI	owns/operates real estate
Northeast Cincinnati Hotel LLC	Ohio	LLC	25% owned by WSLIC, 49% by WSLR Cincinnati LLC, 1% by ERI	owns/operates real estate
NP Cranberry Hotel Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% by ERI	owns/operates real estate
NP Cranberry Hotel Investor, LLC	Ohio	LLC	NP Cranberry Hotel Holdings, LLC	owns/operates real estate
OTR Housing Associates, L.P.	Ohio	LP	98% owned by WSLIC; 1% by ERI	owns/operates real estate
OTR Redevelopment Group, LLC	Ohio	LLC	OTR Walnut Housing, Ltd.	owns/operates real estate
OTR Transitional Housing, L.P.	Ohio	LP	99% owned by WSLIC	owns/operates real estate

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Affiliate	State	Entity	Ownership	Type of Business
OTR-Walnut Housing, Ltd.	Ohio	LLC	ERI	owns/operates real estate
Overland Apartments Investor Holdings, LLC	Ohio	LLC	98% by W&S Real Estate Holdings, LLC; 2% by ERI	owns real estate entities
Park Avenue Lofts, LLC	Colorado	LLC	49% owned by Uptown Denver Investor, LLC; 1% by ERI	owns/operates real estate
Peppertree Fund II, LP	Delaware	LP	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Partners, LLC	Ohio	LLC	100% voting interest owned by FWIA	private equity fund management
Peppertree Special Venture Fund, LLC	Delaware	LLC	Managing Member is Peppertree Partners, LLC	private equity fund
Prairie Lakes Apartments Investor, LLC	Ohio	LLC	100% owned by Prairie Lakes Holdings, LLC	owns real estate entities
Prairie Lakes Apartments, LLC	Indiana	LLC	64% by Prairie Lakes Apartments Investor, LLC; 1% by ERI	owns real estate entities
Prairie Lakes Holdings, LLC	Ohio	LLC	98% owned by WSLIC; 2% by ERI	owns real estate entities
Prairiefire Apartments, LLC	Kansas	LLC	64% by Overland Apartments Investor Holdings, LLC; 1% by ERI	owns/operates real estate
Queen City Square Development I, LLC	Ohio	LLC	Eagle Realty Group, LLC	operation of real estate
Queen City Square, LLC	Ohio	LLC	WSLIC	owns/operates real estate
Race Street Development, Ltd.	Ohio	LLC	W&S Real Estate Holdings, LLC	owns/operates real estate
Ridgegate Apartments Investor, LLC	Ohio	LLC	Ridgegate Holdings, LLC	owns real estate entities
Ridgegate Commonwealth Apartments, LLC	Colorado	LLC	44% by Ridgegate Apartments Investor, LLC; 1% by ERI)	owns real estate entities
Ridgegate Holdings, LLC	Ohio	LLC	98% owned by WSLIC; 2% by ERI	owns real estate entities
Seventh and Culvert Garage, LLC	Ohio	LLC	W&S Real Estate Holdings, LLC	owns real estate entities
Shelbourne Campus Properties, LLC	Delaware	LLC	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	owns/operates real estate
Shelbourne Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	owns real estate entities
Shelbourne Housing Investor, LLC	Ohio	LLC	Shelbourne Holdings, LLC	owns real estate entities
Siena Investor Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings LLC; 2% by ERI	owns real estate entities
Siena Medical District, LLC	Delaware	LLC	100% owned by FDC Siena JV, LLC	owns/operates real estate
Sixth and Race Development, LLC	Ohio	LLC	71% owned by Race Street Development, Ltd., 29% by ERI	owns/operates real estate
Skye Apartments Investor Holdings, LLC	Ohio	LLC	98% by W&S Real Estate Holdings, LLC; 2% by ERI	owns real estate entities
Skye at Arbor Lakes, LLC	Delaware	LLC	69% owned by Skye Apartments Investor Holdings, LLC; 1% by ERI	owns real estate entities
Skye Maple Grove, LLC	Delaware	LLC	Skye at Arbor Lakes, LLC	owns/operates real estate
Skyport Hotel LLC	Kentucky	LLC	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% by ERI	owns/operates real estate
SP Charlotte Apts Investor	Ohio	LLC	98% by W&S Real Estate Holdings,	owns real estate entities

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Affiliate	State	Entity	Ownership	Type of Business
Holdings, LLC			LLC; 2% by ERI
SPX Holding LLC	Ohio	LLC	50% owned by WSFG	owns/leases airplane
SSW Jet Ltd	Ohio	LLC	50% owned by WSFG	owns/leases airplane
Summerbrooke Apartments Investor, LLC	Ohio	LLC	Summerbrooke Holdings, LLC	owns real estate entities
Summerbrooke Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% by ERI	owns real estate entities
Sundance Hotel Investor, LLC	Ohio	LLC	Sundance LaFrontera Holdings, LLC	owns real estate entities
Sundance Hotel, LLC	Texas	LLC	74% by Sundance Hotel Investor, LLC; 1% by ERI	owns real estate entities
Sundance LaFrontera Holdings, LLC	Ohio	LLC	98% by WSLIC; 2% by ERI	owns real estate entities
The Lafayette Life Insurance Company	Ohio	Corporation	Western & Southern Financial Group, Inc. (WSFG)	Insurance company
The Ohio Capital Fund LLC	Ohio	LLC	Managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Peppertree Fund, LP	Delaware	LP	General Partner is Peppertree Partners, LLC	private equity fund
The Western and Southern Life Insurance Company (WSLIC)	Ohio	Corporation	WSFG	Insurance company
Touchstone Advisors, Inc.	Ohio	Corporation	IFS	registered investment adviser
Touchstone Securities, Inc.	Nebraska	Corporation	IFS	securities broker-dealer
Tri-State Growth Capital Fund I, L.P.	Delaware	LP	General partner is Tri-State Ventures, LLC; investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	Delaware	LP	General partner is Tri-State Ventures II, LLC; investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	Delaware	LLC	FWIA	private equity fund
Tri-State Ventures, LLC	Delaware	LLC	FWIA	private equity fund
Union Centre Hotel LLC	Ohio	LLC	25% owned by WSLIC; 49% by WSLR Union LLC; 1% owned by ERI	owns/operates real estate
Uptown Denver Apartment Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% by ERI	owns real estate entities
Uptown Denver Investor, LLC	Ohio	LLC	Uptown Denver Apartment Holdings, LLC	owns real estate entities
Vinings Trace, LLC	Indiana	LLC	99% owned by WSLIC, 1% by ERI	owns/operates real estate
Vulcan Hotel LLC	Alabama	LLC	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% by ERI	owns/operates real estate
W & S Group, Inc.	Ohio	Corporation	Inactive
W&S Brokerage Services, Inc.	Ohio	Corporation	WSLAC	broker dealer
W&S Financial Group Distributors, Inc.	Ohio	Corporation	IFS	insurance agency
W&S Real Estate Holdings, LLC	Ohio	LLC	WSLIC	owns/operates real estate
WestAd Inc.	Ohio	Corporation	WSLIC	publishing
Western & Southern Agency, Inc.	Ohio	Corporation	WSLIC	insurance agency

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Affiliate	State	Entity	Ownership	Type of Business
Western & Southern Financial Fund Inc	Ohio	Non Profit Corporation		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	Ohio	Corporation	WSMHC	holding company
Western & Southern Investment Holdings, LLC	Ohio	LLC	WSLIC	ownership of operating entities
Western & Southern Mutual Holding Company (WSMHC)	Ohio	Holding Company	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	Ohio	Corporation	WSLIC	Insurance company
Windsor Hotel LLC	Connecticut	LLC	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	owns/operates real estate
Winkler Extension Apartments Investor, LLC	Ohio	LLC	Eagle Realty Group, LLC is Trustee under a Trust Agreement dated November 30, 2009 for the benefit of WSLIC Separate Account A	owns real estate entities
Wright Executive Hotel Limited Partners	Ohio	LP	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	owns/operates real estate
WS Airport Exchange GP, LLC	Ohio	LLC	W&S Real Estate Holdings, LLC	owns/operates real estate
WS Country Place GP, LLC	Ohio	LLC	W&S Real Estate Holdings, LLC	owns/operates real estate
WS Lookout JV, LLC	Ohio	LLC	WSLIC	owns/operates real estate
WS Wright Hotel GP, LLC	Ohio	LLC	WSLIC	owns/operates real estate
WSA Commons, LLC	Georgia	LLC	50% owned by WSLIC	owns/operates real estate
WSALD CEH, LLC	Ohio	LLC	50% owned by WSLIC	owns/operates real estate
WSALD NPH, LLC	Ohio	LLC	50% owned by WSLIC; 1% owned by ERI	owns/operates real estate
WSL Partners, L.P.	Delaware	LP	General partner is FWCP; investors include WSLIC	private equity fund
WSLR Birmingham LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
WSLR Cincinnati LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
WSLR Columbus LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
WSLR Dallas LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
WSLR Hartford LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
WSLR Holdings LLC	Delaware	LLC	24.49% owned by WSLIC	owns/operates real estate entity
WSLR LLC	Delaware	LLC	WSLR Holdings LLC	owns/operates real estate entities
WSLR Skyport LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
WSLR Union LLC	Ohio	LLC	WSLR LLC	owns/operates real estate
YT Crossing Apartments Investor, LLC	Ohio	LLC	YT Crossing Holdings, LLC	owns real estate entities
YT Crossing Holdings, LLC	Ohio	LLC	98% by WSLIC; 2% by ERI	owns real estate entities

Item 27.              Number of Contract Owners

As of  March 19, 2014, 630 qualified and non-qualified contracts issued pursuant to this registration statement were

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outstanding.

Item 28.              Indemnification

Integrity’s By-Laws provide, in Article V, Section 5.1 provides:

To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

(a)                   The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b)                   The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

(1)           Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(2)           Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

(c)                    To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

(d)                   Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article.  Such determination shall be made as follows:

(1)           By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(2)           If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

(3)           By the Shareholders; or

(4)           By the court of common pleas or the court in which such action, suit or proceeding was brought.

Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

15

(e)                    (1)           Expenses, including attorney’s fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

(i)                   Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

(ii)                Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

(2)           Expenses, including attorney’s fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

(f)                     The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the  heirs, executors, and administrators of such a person.

(g)                    The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section.  Insurance may be purchased from or maintained with a person in whom the Corporation has a financial interest.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.              Principal Underwriters

(a)                   Touchstone Securities, Inc. (Touchstone Securities) is the principal underwriter for Separate Account I of Integrity Life Insurance Company.  Touchstone Securities also serves as an underwriter for Separate Account VUL of Integrity Life Insurance Company, Separate Account I of National Integrity Life Insurance Company, Western-Southern Life Assurance Company’s Separate Account 1, Columbus Life Insurance Company Separate Account I and for the shares of several series of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Funds Group Trust, each of which is affiliated with the Depositor.

(b)                     The names and principal business addresses* of the officers and directors of, and their positions with, Touchstone Securities, Inc. are as follows:

Directors:

James N. Clark(1)	Director
Jill T. McGruder	Director and Chief Executive Officer
Donald J. Wuebbling(1)	Director

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Officers:

Steven M. Graziano	President
Jill T. McGruder	Chief Executive Officer
Sharon L. Karp	Vice President
Daniel R. Larsen(1)	Vice President
Richard K. Taulbee(1)	Vice President
Patricia J. Wilson	Vice President
Thomas A. Shoemake	Chief Compliance Officer
James J. Vance(1)	Vice President and Treasurer
Terrie A. Wiedenheft	Chief Financial Officer
Kathleen A. Cornelius	Assistant Treasurer
Douglas B. Perry(1)	Assistant Treasurer
Timothy D. Speed(1)	Assistant Treasurer
Cheryl J. Stotts(1)	Assistant Treasurer
Rhonda S. Malone(1)	Secretary

*The principal business address for the above is 303 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

(1) Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202

(c)                                                  Not applicable.

Item 30.                  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 400 Broadway, Cincinnati, Ohio 45202

Item 31.                  Management Services

There are currently no management-related services provided to the Registrant.

Item 32.                  Undertakings

The Registrant hereby undertakes:

(a)         to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements of the Registrant, Depositor and Guarantor in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)         to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)          to deliver any Statement of Additional Information and any financial statements required to be made available under this Form, including the WSLIC financial statements, promptly upon written or oral request; and

(d)         to update the registration statement if WSLIC terminates its guarantee to Integrity policy holders.

During any time there are insurance obligations outstanding and covered by its guarantee (Guarantee) issued by WSLIC, filed as an exhibit to this registration statement, Integrity hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the Guarantee.  These significant events include: (i) termination of the Guarantee that has a material adverse effect on the contract owner’s rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the contract owner’s rights under the Guarantee; or (iii) the insolvency of WSLIC.

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, the Registrant and Depositor represent that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

Integrity represents that it recognizes the requirements of Section 17(h) of the Investment Company Act of 1940, specifically that it shall not protect or purport to protect any director or officer of the Registrant or Depositor against any liability to them or to their security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the Depositor and the Guarantor have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Cincinnati and State of Ohio on this 21st day of October 2014.

SEPARATE ACCOUNT I OF
INTEGRITY LIFE INSURANCE COMPANY
(Registrant)

By: Integrity Life Insurance Company
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this 21st day of October 2014.

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

The following persons, in the capacities and on the dates indicated, have signed this Registration Statement as required by the Securities Act of 1933:

PRINCIPAL EXECUTIVE OFFICER:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO
October 21, 2014

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Vice President and Chief Accounting Officer
October 21, 2014

PRINCIPAL ACCOUNTING OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Vice President and Chief Accounting Officer
October 21, 2014

DIRECTORS:

/s/ John F. Barrett	/s/ Robert L. Walker
John F. Barrett	Robert L. Walker
October 21, 2014	October 21, 2014

/s/ Edward J. Babbitt	/s/ Donald J. Wuebbling
Edward J. Babbitt	Donald J. Wuebbling
October 21, 2014	October 21, 2014

/s/ Jill T. McGruder
Jill T. McGruder
October 21, 2014

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Guarantor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this 21st day of October 2014.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

PRINCIPAL EXECUTIVE OFFICER:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO
October 21, 2014

PRINCIPAL FINANCIAL OFFICER:	/s/ Robert L. Walker
Robert L. Walker, Senior Vice President and Chief Financial Officer
October 21, 2014

PRINCIPAL ACCOUNTING OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Vice President and Chief Accounting Officer
October 21, 2014

DIRECTORS:

/s/ John F. Barrett	/s/ Bradley J. Hunkler
John F. Barrett	Bradley J. Hunkler, Attorney-in-Fact for
October 21, 2014	Jo Ann Davidson
October 21, 2014

/s/ Bradley J. Hunkler	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Attorney-in-Fact for	Bradley J. Hunkler, Attorney-in-Fact for
Donald A. Bliss	George H. Walker, III
October 21, 2014	October 21, 2014

/s/ Bradley J. Hunkler	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Attorney-in-Fact for	Bradley J. Hunkler, Attorney-in-Fact for
James N. Clark	Thomas L. Williams
October 21, 2014	October 21, 2014